     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                      REGISTRATION NOS. 33-73734
                                                                        811-8264
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4
                            ------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

PRE-EFFECTIVE AMENDMENT NO.                                                  [ ]


POST-EFFECTIVE AMENDMENT NO. 8                                               [X]


REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [ ]


         AMENDMENT NO. 8                                                     [X]


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                           (EXACT NAME OF REGISTRANT)

                       AUSA LIFE INSURANCE COMPANY, INC.
                              (NAME OF DEPOSITOR)

                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577


It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.


     The registrant has registered an indefinite amount of securities (variable annuity contracts) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice was filed on February 25, 1997.

     Diversified Investors Portfolios has also executed this Registration Statement.

                            ------------------------

================================================================================

                             CROSS REFERENCE SHEET
                       (REQUIRED BY RULES 481(a) and 495)

                                     PART A


ITEM NO.                                        LOCATION
---------  ----------------------------------------------------------------------------------
Item  1.   Cover Page..............................................................Cover Page
Item  2.   Definitions............................................................Definitions
Item  3.   Synopsis..................................................................Synopsis
Item  4.   Condensed Financial Information....................Condensed Financial Information
Item  5.   General Description of Registrant, Depositor,
             and Portfolio Companies.......................AUSA Life Insurance Company, Inc.,
                                                        Diversified Investors Variable Funds,
                                                             Diversified Investors Portfolios
Item  6.   Deductions and Expenses....................................................Charges
Item  7.   General Description of Variable Annuity Contracts.........Summary of The Contracts
Item  8.   Annuity Period.....................................................Payment Options
Item  9.   Death Benefit.............................Death Benefit; Payments To A Beneficiary
                                                              Following The Annuitant's Death
Item 10.   Purchases and Contract Value...Credit of Purchase Payments; Allocation of Purchase
                                                        Payments; Determination of Unit Value
Item 11.   Redemptions................Redemption During The Accumulation Period; Restrictions
                                                  Under The Texas Optional Retirement Program
Item 12.   Taxes.........Federal Tax Status; Tax Treatment of AUSA; Section 403(b) Annuities;
                        Section 401(a) Plans; Section 408 (IRA) Contracts; Section 457 Plans;
                        Non-Qualified Deferred Compensation Contracts; Income Tax Withholding
Item 13.   Legal Proceedings................................................Legal Proceedings
Item 14.   Table of Contents of the Statement of
             Additional Information............................Table of Contents of Statement
                                                                    of Additional Information

                                           PART B
Item 15.   Cover Page..............................................................Cover Page
Item 16.   Table of Contents................................................Table of Contents
Item 17.   General Information and History.................................... Not Applicable
Item 18.   Services........................................................... Not Applicable
Item 19.   Purchases and Securities Being Offered............................. Not Applicable
Item 20.   Underwriters...............................Sale of Contracts/Principal Underwriter
Item 21.   Calculation of Performance Data...................................Performance Data
Item 22.   Annuity Payments................................................... Not Applicable
Item 23.   Financial Statements........Financial Statements and Notes to Financial Statements


                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
                                     ITEM,
             SO NUMBERED IN PART C OF THIS REGISTRATION STATEMENT.


Item 24.   Financial Statements and Exhibits............................................. C-1
Item 25.   Directors and Officers of the Depositor....................................... C-2
Item 26.   Persons Controlled by or Under Common Control with the Depositor or
             Registrant.................................................................. C-3
Item 27.   Number of Contractowners...................................................... C-3
Item 28.   Indemnification............................................................... C-3
Item 29.   Principal Underwriters........................................................ C-3
Item 30.   Location of Accounts and Records.............................................. C-6
Item 31.   Management Services........................................................... C-6
Item 32.   Undertakings.................................................................. C-6


                                       (i)

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS

            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC


                                   ISSUED BY

                   AUSA LIFE INSURANCE COMPANY, INC. ("AUSA")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (914) 697-8000

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate non-qualified deferred compensation contracts ("NQDC"). The Contracts described in this Prospectus include certain group variable annuity contracts of the above described types which were originally issued by The Mutual Life Insurance Company of New York and which have been assumed by AUSA. See page 29 for a description of this assumption reinsurance.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of AUSA Life Insurance Company, Inc. which account has been designated the Diversified Investors Variable Funds. Purchase Payments directed to the Diversified Investors Variable Funds may be allocated among such of the Subaccounts in the Diversified Investors Variable Funds as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Socially Responsible Series ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The thirteen currently available series of Diversified Investors Portfolios are the Money Market Series, High Quality Bond Series, Intermediate Government Bond Series, Government/Corporate Bond Series, High-Yield Bond Series, Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Diversified Investors Variable Funds Prospectus.


    SUBACCOUNTS OF DIVERSIFIED INVESTORS VARIABLE FUNDS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 34 HEREIN.


    The value of the Accumulation Accounts maintained in the Diversified Investors Variable Funds will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

    A Statement of Additional Information dated May 1, 1997 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from AUSA without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 61 of this Prospectus.

    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    4
Synopsis..............................................................................    6
  Table of Fees.......................................................................    6
  The Contracts.......................................................................    7
  Diversified Investors Variable Funds................................................    8
  Charges.............................................................................    9
  Credit And Allocation Of Purchase Payments..........................................    9
  Redemption..........................................................................    9
  Transfers...........................................................................    9
  Payment Options.....................................................................    9
  Voting Rights.......................................................................    9
  Death Benefit.......................................................................   10
  Distribution Of The Contracts.......................................................   10
  Financial Information...............................................................   10
AUSA..................................................................................   13
Diversified Investors Variable Funds..................................................   13
  Calvert Series......................................................................   13
  Diversified Investors Portfolios....................................................   14
  The Substitution....................................................................   16
Charges...............................................................................   16
  Charges for Mortality and Expense Risks.............................................   16
  Annual Contract Charge..............................................................   16
  Investment Management Fee...........................................................   17
  Premium Tax.........................................................................   18
Summary Of The Contracts..............................................................   18
  Eligible Purchasers.................................................................   18
  Ownership...........................................................................   18
  Purchase Payments...................................................................   18
  Employer Sponsored Plan Requirements................................................   18
  Rights Of The Participant Under The Contract........................................   19
  Rights Upon Suspension Of Contract or Termination Of Plan...........................   19
  403(b) Contract.....................................................................   19
  401(a) Contract/401(k) Contract and NQDC............................................   19
  457 and 408 (IRA) Contracts.........................................................   19
  Failure Of Qualification............................................................   19
  Transfers...........................................................................   20
Rights Reserved By AUSA...............................................................   20
Credit Of Purchase Payments...........................................................   21
  Allocation Of Purchase Payments.....................................................   21
  Determination Of Unit Values........................................................   21
Death Benefit.........................................................................   21
Redemption During The Accumulation Period.............................................   22
Restrictions Under The Texas Optional Retirement Program..............................   23
Payment Options.......................................................................   23
  Annuity Purchase Date...............................................................   23

                                                                                        PAGE
                                                                                        ----
  Fixed Annuity.......................................................................   23
  Fixed Annuity Options...............................................................   24
  Payments To A Beneficiary Following The Annuitant's Death...........................   25
Voting Rights.........................................................................   25
Distribution Of The Contracts.........................................................   26
Federal Tax Status....................................................................   26
  Tax Treatment of AUSA...............................................................   27
  Taxation of Diversified Investors Portfolios........................................   27
  Section 403(b) Annuities............................................................   27
  Section 401(a) Plans................................................................   28
  Section 408 (IRA) Contracts.........................................................   28
  Minimum Distribution Requirements...................................................   29
  Section 457 Plans...................................................................   29
  Non-Qualified Deferred Compensation Contracts.......................................   29
  Income Tax Withholding..............................................................   30
Assumption Reinsurance................................................................   30
Performance Data......................................................................   31
Diversified Investors Portfolios......................................................   33
  Core/Feeder Structure...............................................................   34
  Investment Objectives and Policies..................................................   34
  Investment Techniques and Restrictions..............................................   50
  Management of Diversified Investors Portfolios......................................   53
  Other Information Regarding Diversified Investors Portfolios........................   58
  Purchase and Redemption of Interests in Diversified Investors Portfolios............   58
Independent Accountants...............................................................   60
Legal Proceedings.....................................................................   60
Financial Statements..................................................................   60
Additional Information................................................................   61
Table Of Contents Of Statement Of Additional Information..............................   62
Request For Diversified Investors Variable Funds Statement Of Additional
  Information.........................................................................   63
APPENDIX..............................................................................  A-1

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" on page 22), or earlier termination of his/her Accumulation Account.

     AGGRESSIVE EQUITY SERIES: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by AUSA to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of AUSA.

     DIVERSIFIED INTERNATIONAL SERIES: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     EQUITY INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     EQUITY VALUE SERIES: Diversified Investors Equity Value Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     GOVERNMENT/CORPORATE BOND SERIES: Diversified Investors
Government/Corporate Bond Portfolio, a series of Diversified Investors
Portfolios.

     GROWTH & INCOME SERIES: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

     HIGH QUALITY BOND SERIES: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

     HIGH-YIELD BOND SERIES: Diversified Investors High-Yield Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERNATIONAL EQUITY SERIES: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein or by a Participant.

     PURCHASE PAYMENT: the amount contributed and remitted to AUSA by an employer on behalf of a Participant.

     SPECIAL EQUITY SERIES: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

     SUBACCOUNT: a subdivision of Diversified Investors Variable Funds which is available for the allocation of Purchase Payments under the Contracts. Thirteen Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), each day that the New York Stock Exchange is open for trading, or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the New York Stock Exchange, AUSA reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL IN SUCH STATE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                       AUSA LIFE INSURANCE COMPANY, INC.
                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account value)

Mortality and Expense Risk Fees.........................................0.90%(2)

     (1) In addition to the mortality and expense risk fees, AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     (2) AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

Portfolio Company Annual Expenses:

                      DIVERSIFIED INVESTORS PORTFOLIO AND
                                 CALVERT SERIES

                                ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                               HIGH     INTERMEDIATE    GOVERNMENT/
                                     MONEY    QUALITY    GOVERNMENT      CORPORATE    HIGH-YIELD               EQUITY
                                     MARKET    BOND         BOND           BOND          BOND       BALANCED   INCOME
                                     SERIES   SERIES       SERIES         SERIES        SERIES       SERIES    SERIES
                                     ------   -------   -------------   -----------   -----------   --------   ------
Management Fees (After Fee
  Reimbursements)(1)...............    .25%      .35%         .32%           .35%          .00%        .45%      .45%
Other Expenses(2)..................    .05%      .05%         .08%           .04%          .60%        .65%      .03%
Reimbursement from AUSA(3).........   (.20% )     --           --             --            --          --        --
                                     -----      ----         ----           ----          ----        ----      ----
Total Annual Expenses After Fee
  Reimbursements(4)................    .10%      .40%         .40%           .39%          .60%        .50%      .48%



                                           EQUITY   GROWTH &   EQUITY   SPECIAL   AGGRESSIVE             INTERNATIONAL
                                           VALUE     INCOME    GROWTH   EQUITY      EQUITY     CALVERT      EQUITY
                                           SERIES    SERIES    SERIES   SERIES      SERIES     SERIES       SERIES
                                           ------   --------   ------   -------   ----------   -------   -------------
Management Fees (After Fee
  Reimbursements)(1).....................    .45%      .58%      .69%      .79%       .72%        .70%         .68%
Other Expenses(2)........................    .15%      .07%      .04%      .06%       .28%        .13%         .22%
Reimbursement from AUSA(3)...............     --        --      (.23% )     --         --          --           --
                                           -----      ----      ----      ----       ----        ----         ----
Total Annual Expenses After Fee
  Reimbursements(4)......................    .60%      .65%      .50%      .85%      1.00%        .83%         .90%


---------------


(1) The fees shown on the line "Management Fees" are the fees charged to each series of Diversified Investors Portfolios by Diversified after waiver. Without such a waiver, the annual investment advisory fee would be .25% for the Money Market Series, .35% for the High Quality Bond Series, .35% for the Intermediate Government Bond Series, .35% for the Government/Corporate Bond Series, .55% for the High-Yield Bond Series, .45% for the Balanced Series, .45% for the Equity Income Series, .57% for the Equity Value Series, .60% for the Growth & Income Series, .70% for the Equity Growth Series, .80% for the Special Equity Series, .97% for the Aggressive Equity Series and .75% for the International Equity Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.



(2) "Other expenses" have been estimated for the current fiscal year based upon a projected level of average daily net assets of $100 million for the Equity Value Series and $50 million for the Aggressive Equity

    Series. There can be no assurance that these levels of average daily net assets will be achieved. If average net assets are lower for any such series, "Other Expenses" may be a higher percentage than indicated above of such series' average daily net assets. "Other Expenses" for all other Series are actual for the year ended December 31, 1996.


(3) AUSA has agreed to provide reimbursements to limit total expenses for Diversified Investors Variable Funds Participants in the Money Market Series and the Equity Growth Series to .100% and .500%, respectively, of average net assets of the applicable series, with AUSA reserving the right to raise the limit upon notice. Prior to May 1, 1996 AUSA also provided reimbursements to limit total expenses for Participants in the Equity Income Series to .460% of average net assets; effective May 1, 1996, AUSA discontinued such reimbursements.


(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- .42%; Intermediate Government Bond Series -- .43%; High Yield Bond Series -- 1.21%; Equity Income Series -- .45%; Equity Value Series -- 1.17%; Growth & Income
    Series -- .67%; Equity Growth Series -- .97%; Special Equity Series -- .86%; Aggressive Equity Series -- 1.6%; and International Equity Series -- 1.82%.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

EXAMPLE

     If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets.


                                                           AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------  ------     -------     -------     --------
Money Market.............................................   $ 10        $32        $  55        $122
High Quality Bond........................................   $ 13        $41        $  71        $157
Intermediate Government Bond.............................   $ 13        $41        $  71        $157
Government/Corporate Bond................................   $ 13        $41        $  71        $156
High-Yield Bond..........................................   $ 15        $47        $  82        $179
Balanced.................................................   $ 14        $44        $  77        $168
Equity Income............................................   $ 14        $44        $  76        $166
Equity Value.............................................   $ 15        $47        $  82        $179
Growth & Income..........................................   $ 16        $49        $  84        $185
Equity Growth............................................   $ 14        $44        $  77        $168
Special Equity...........................................   $ 18        $55        $  95        $206
Calvert..................................................   $ 18        $54        $  94        $204
Aggressive Equity........................................   $ 19        $60        $ 103        $222
International Equity.....................................   $ 18        $57        $  97        $212



     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.


THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate non-qualified deferred compensation Contracts ("NQDC"). The

Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation which is eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand alone taxed organizations; the NQDC Contracts will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under
Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").


     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.


     With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary deduction agreement or by the Participant.


     The Contracts described in this Prospectus include group variable annuity contracts of the types described above which were originally issued by The Mutual Life Insurance Company of New York and have been assumed by AUSA. (See "Assumption Reinsurance" on page 29.)

DIVERSIFIED INVESTORS VARIABLE FUNDS

     Purchase Payments under the Contract(s) are allocated to the Diversified Investors Variable Funds which is a separate account of AUSA. Diversified Investors Variable Funds is divided into Subaccounts, thirteen of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, High-Yield Bond, Balanced, Equity Income, Equity Value, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.) Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of AUSA. Diversified Investors Securities Corp., a wholly-owned subsidiary of Diversified, is the principal underwriter and distributor. The Calvert Series is a series of Acacia Capital Corporation, an open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Diversified Investors Variable Funds will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Diversified Investors Variable Funds Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has thirteen series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     AUSA makes daily charges against the net assets of Diversified Investors Variable Funds at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Currently, the annual rate charged is .90% consisting of .60% for mortality risks and .30% for administrative expense risk. However, AUSA reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 16). In addition, AUSA reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account (see "Charges -- Annual Contract Charge" on page 15).

     In addition to the charges set forth above, Diversified, which serves as investment adviser to each series of Diversified Investors Portfolios and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series or the Scudder International Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See
"Charges -- Premium Tax" on page 17).

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 20).

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 22 for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Diversified Investors Variable Funds among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While AUSA has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 19). AUSA reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 22).

VOTING RIGHTS

     To the extent required by law, AUSA will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Diversified Investors Variable Funds in accordance with the instructions received from

Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct AUSA in accordance with the instructions received from Participants. (See "Voting Rights" on page 24).

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20).

DISTRIBUTION OF THE CONTRACTS

     Diversified Investors Securities Corp. ("DISC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. (See "Distribution of the Contracts" on page
25).

FINANCIAL INFORMATION

     Information about the performance of Diversified Investors Variable Funds is contained in the Annual Report of Diversified Investors Variable Funds which is available, free of charge, by contacting AUSA at the address or telephone number set forth on the cover of this Prospectus.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES

FINANCIAL HIGHLIGHTS

     The following financial highlights of Diversified Investors Variable Funds have been audited by Coopers & Lybrand L.L.P., Independent Accountants, whose report thereon, appears in the Statement of Additional Information.

     For one Accumulation Unit outstanding throughout the period:

                                                                                              MONEY MARKET
                                                                                               SUBACCOUNT
                                                                                            ----------------
                                                                                             1995     1994*
                                                                                            ------    ------
Net asset value, beginning of period.....................................................   $13.65    $13.44
                                                                                            ------    ------
Income from investment operations:
Net investment income....................................................................     0.59      0.22
Net realized and unrealized gains (losses) on investments................................     0.11     (0.01)
                                                                                            ------    ------
Total from investment operations.........................................................     0.70      0.21
                                                                                            ------    ------
Net asset value, end of period...........................................................   $14.35    $13.65
                                                                                            ======    ======
Ratio of net investment income to average net assets (net of reimbursements)***(1).......     5.05%     4.65%
Ratio of expenses to average net assets (net of reimbursements)***(1)....................     0.71%     0.73%
Ratio of net investment income to average net assets***..................................     4.85%     4.43%
Ratio of expenses to average net assets***...............................................     0.91%     0.94%

                                                                                                   INTERMEDIATE
                                                                                                    GOVERNMENT
                                                                                                       BOND
                                                                                                    SUBACCOUNT
                                                                                            ---------------------------
                                                                                             1996       1995     1994*
                                                                                            -------    ------    ------
Net asset value, beginning of period.....................................................              $12.24    $12.33
                                                                                             ------    ------    ------
Income from investment operations:
Net investment income....................................................................                0.57      0.24
Net realized and unrealized gains (losses) on investments................................                1.03     (0.33)
                                                                                             ------    ------    ------
Total from investment operations.........................................................                1.60     (0.09)
                                                                                             ------    ------    ------
Net asset value, end of period...........................................................              $13.84    $12.24
                                                                                             ======    ======    ======
Ratio of net investment income to average net assets (net of reimbursements)***(1).......                4.81%     5.64%
Ratio of expenses to average net assets (net of reimbursements)***(1)....................                0.93%     0.95%
Ratio of net investment income to average net assets***..................................                4.81%     5.64%
Ratio of expenses to average net assets***...............................................                0.93%     0.95%


                                                                                                    GOVERNMENT/
                                                                                                  CORPORATE BOND
                                                                                                    SUBACCOUNT
                                                                                            ---------------------------
                                                                                             1996       1995     1994*
                                                                                            -------    ------    ------
Net asset value, beginning of period.....................................................              $16.70    $16.76
                                                                                             ------    ------    ------
Income from investment operations:
Net investment income....................................................................                0.84      0.32
Net realized and unrealized gains (losses) on investments................................                2.09     (0.38)
                                                                                             ------    ------    ------
Total from investment operations.........................................................                2.93     (0.06)
                                                                                             ------    ------    ------
Net asset value, end of period...........................................................              $19.63    $16.70
                                                                                             ======    ======    ======
Ratio of net investment income to average net assets (net of reimbursements)***(1).......                5.41%     5.64%
Ratio of expenses to average net assets (net of reimbursements)***(1)....................                0.90%     0.94%
Ratio of net investment income to average net assets***..................................                5.41%     5.64%
Ratio of expenses to average net assets***...............................................                0.90%     0.94%


                                                                                                     BALANCED
                                                                                                    SUBACCOUNT
                                                                                            ---------------------------
                                                                                             1996       1995     1994*
                                                                                            -------    ------    ------
Net asset value, beginning of period.....................................................              $16.66    $16.85
                                                                                             ------    ------    ------
Income from investment operations:
Net investment income....................................................................                0.50      0.20
Net realized and unrealized gains (losses) on investments................................                4.09     (0.39)
                                                                                             ------    ------    ------
Total from investment operations.........................................................                4.59     (0.19)
                                                                                             ------    ------    ------
Net asset value, end of period...........................................................              $21.25    $16.66
                                                                                             ======    ======    ======
Ratio of net investment income to average net assets (net of reimbursements)***(1).......                3.09%     3.47%
Ratio of expenses to average net assets (net of reimbursements)***(1)....................                9.10%     0.95%
Ratio of net investment income to average net assets***..................................                3.09%     3.47%
Ratio of expenses to average net assets***...............................................                0.91%     0.95%


                                                                                                   EQUITY INCOME
                                                                                                    SUBACCOUNT
                                                                                            ---------------------------
                                                                                             1996       1995     1994*
                                                                                            -------    ------    ------
Net asset value, beginning of period.....................................................              $16.86    $17.21
                                                                                             ------    ------    ------
Income from investment operations:
Net investment income....................................................................                0.46      0.18
Net realized and unrealized gains (losses) on investments................................                5.16     (0.53)
                                                                                             ------    ------    ------
Total from investment operations.........................................................                5.62     (0.35)
                                                                                             ------    ------    ------
Net asset value, end of period...........................................................              $22.48    $16.86
                                                                                             ======    ======    ======
Ratio of net investment income to average net assets (net of reimbursements)***(1).......                2.55%     3.09%
Ratio of expenses to average net assets (net of reimbursements)***(1)....................                0.85%     0.95%
Ratio of net investment income to average net assets***..................................                2.50%     30.9%
Ratio of expenses to average net assets***...............................................                0.90%     0.95%

---------------

 * For the period August 18, 1994 (commencement of operations) to December 31, 1994

 ** For the period August 24, 1994 (commencement of operations) to December 31, 1994

*** All ratios for 1994 are annualized

(1) See Note 4

                                                                                             GROWTH &
                                                                                              INCOME
                                                                                            SUBACCOUNT
                                                                                    --------------------------
                                                                                     1996      1995     1994**
                                                                                    ------    ------    ------
Net asset value, beginning of period.............................................             $10.14    $10.31
                                                                                    ------    ------    ------
Income from investment operations:
Net investment income............................................................               0.03      0.03
Net realized and unrealized gains (losses) on investments........................               3.12     (0.20)
                                                                                    ------    ------    ------
Total from investment operations.................................................               3.15     (0.17)
                                                                                    ------    ------    ------
Net asset value, end of period...................................................             $13.29    $10.14
                                                                                    ======    ======    ======
Ratio of net investment income to average net assets (net of
 reimbursements)***(1)...........................................................               0.47%     0.85%
Ratio of expenses to average net assets (net of reimbursements)***(1)............               0.89%     0.80%
Ratio of net investment income to average net assets***..........................               0.47%     0.85%
Ratio of expenses to average net assets***.......................................               0.89%     0.80%

                                                                                              EQUITY
                                                                                              GROWTH
                                                                                            SUBACCOUNT
                                                                                    ---------------------------
                                                                                     1996       1995     1994*
                                                                                    -------    ------    ------
Net asset value, beginning of period.............................................              $21.65    $20.67
                                                                                     ------    ------    ------
Income from investment operations:
Net investment income............................................................               (0.02)    (0.02)
Net realized and unrealized gains (losses) on investments........................                3.95      1.00
                                                                                     ------    ------    ------
Total from investment operations.................................................                3.93      0.98
                                                                                     ------    ------    ------
Net asset value, end of period...................................................              $25.58    $21.65
                                                                                     ======    ======    ======
Ratio of net investment income to average net assets (net of
 reimbursements)***(1)...........................................................               -0.11%    -0.27%
Ratio of expenses to average net assets (net of reimbursements)***(1)............                0.66%     0.93%
Ratio of net investment income to average net assets***..........................               -0.36%    -0.27%
Ratio of expenses to average net assets***.......................................                0.91%     0.93%

                                                                                              SPECIAL
                                                                                              EQUITY
                                                                                            SUBACCOUNT
                                                                                    ---------------------------
                                                                                     1996       1995     1994**
                                                                                    -------    ------    ------
Net asset value, beginning of period.............................................              $10.63    $10.47
                                                                                     ------    ------    ------
Income from investment operations:
Net investment income............................................................               (0.04)       --
Net realized and unrealized gains (losses) on investments........................                4.29      0.16
                                                                                     ------    ------    ------
Total from investment operations.................................................                4.25      0.16
                                                                                     ------    ------    ------
Net asset value, end of period...................................................              $14.88    $10.63
                                                                                     ======    ======    ======
Ratio of net investment income to average net assets (net of
 reimbursements)***(1)...........................................................               -0.59%     0.05%
Ratio of expenses to average net assets (net of reimbursements)***(1)............                0.87%     0.80%
Ratio of net investment income to average net assets***..........................               -0.59%     0.05%
Ratio of expenses to average net assets***.......................................                0.87%     0.80%


                                                                                              CALVERT
                                                                                            SUBACCOUNT
                                                                                    ---------------------------
                                                                                     1996       1995     1994*
                                                                                    -------    ------    ------
Net asset value, beginning of period.............................................              $13.11    $13.28
                                                                                     ------    ------    ------
Income from investment operations:
Net investment income............................................................                0.90      0.66
Net realized and unrealized gains (losses) on investments........................                2.86     (0.83)
                                                                                     ------    ------    ------
Total from investment operations.................................................                3.76     (0.17)
                                                                                     ------    ------    ------
Net asset value, end of period...................................................              $16.87    $13.11
                                                                                     ======    ======    ======
Ratio of net investment income to average net assets (net of
 reimbursements)***(1)...........................................................                7.00%    11.76%
Ratio of expenses to average net assets (net of reimbursements)***(1)............                0.88%     0.76%
Ratio of net investment income to average net assets***..........................                7.00%    11.76%
Ratio of expenses to average net assets***.......................................                0.88%     0.76%

                                                                                           INTERNATIONAL
                                                                                              EQUITY
                                                                                            SUBACCOUNT
                                                                                    ---------------------------
                                                                                     1996       1995     1994**
                                                                                    -------    ------    ------
Net asset value, beginning of period.............................................              $ 9.56    $10.18
                                                                                     ------    ------    ------
Income from investment operations:
Net investment income............................................................               (0.05)    (0.03)
Net realized and unrealized gains (losses) on investments........................                1.02     (0.59)
                                                                                     ------    ------    ------
Total from investment operations.................................................               (0.62)     0.97
                                                                                     ------    ------    ------
Net asset value, end of period...................................................              $10.53    $ 9.56
                                                                                     ======    ======    ======
Ratio of net investment income to average net assets (net of
 reimbursements)***(1)...........................................................               -0.83%    -0.81%
Ratio of expenses to average net assets (net of reimbursements)***(1)............                0.90%     0.81%
Ratio of net investment income to average net assets***..........................               -0.83%    -0.81%
Ratio of expenses to average net assets***.......................................                0.90%     0.81%

                                      AUSA


     AUSA Life Insurance Company, Inc. is a stock life insurance company which was organized under the laws of the State of New York. Its principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (914) 697-8000.


                      DIVERSIFIED INVESTORS VARIABLE FUNDS

     Diversified Investors Variable Funds was established by AUSA under New York Insurance Law on November 30, 1993 as a separate account. Diversified Investors Variable Funds will hold assets that are segregated from all of AUSA's other assets and at present is used only to support the Contracts. AUSA is the legal holder of the assets in Diversified Investors Variable Funds and will at all times maintain assets in Diversified Investors Variable Funds with a total market value at least equal to the contract liabilities for Diversified Investors Variable Funds. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to Diversified Investors Variable Funds, are, in accordance with the Contracts, credited to or charged against Diversified Investors Variable Funds without regard to other income, gains, or losses of AUSA. The assets in Diversified Investors Variable Funds may not be charged with liabilities which arise from any other business AUSA conducts. Diversified Investors Variable Funds assets may include accumulation of the charges AUSA makes against a Contract participating in Diversified Investors Variable Funds. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

     Diversified Investors Variable Funds is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, ("1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Diversified Investors Variable Funds. For state law purposes, Diversified Investors Variable Funds is treated as a part or division of AUSA.

     There are currently fourteen Subaccounts within Diversified Investors Variable Funds which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Responsibly Invested Balanced Portfolio (the "Calvert Series"), a series of Acacia Capital Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The thirteen other Subaccounts invest in thirteen respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the thirteen series of Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Full descriptions of the thirteen series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 13. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

     The Calvert Series is a series of Acacia Capital Corporation ("Acacia"), a Maryland Corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the

Board of Directors of Acacia that such material conflict exists, then AUSA will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which follows this prospectus. The Calvert Series Subaccount of Diversified Investors Variable Funds will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Diversified Investors Variable Funds prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other thirteen Subaccounts of Diversified Investors Variable Funds listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
---------------------------------------------   ---------------------------------------------
Diversified Investors Variable Funds
  Money Market Subaccount....................   Diversified Investors Money Market Portfolio
                                                (the "Money Market Series")
Diversified Investors Variable Funds
  High Quality Bond Subaccount...............   Diversified Investors High Quality Bond
                                                Portfolio (the "High Quality Bond Series")
Diversified Investors Variable Funds
  Intermediate Government Bond Subaccount....   Diversified Investors Intermediate Government
                                                Bond Portfolio (the "Intermediate Government
                                                Bond Series")
Diversified Investors Variable Funds
  Government/Corporate Bond Subaccount.......   Diversified Investors Government/Corporate
                                                Bond Portfolio (the "Government/Corporate
                                                Bond Series")
Diversified Investors Variable Funds
  High-Yield Bond Subaccount.................   Diversified Investors High-Yield Bond
                                                Portfolio (the "High-Yield Bond Series")
Diversified Investors Variable Funds
  Balanced Subaccount........................   Diversified Investors Balanced Portfolio (the
                                                "Balanced Series")
Diversified Investors Variable Funds
  Equity Value Subaccount....................   Diversified Investors Equity Value Portfolio
                                                (the "Equity Value Series")
Diversified Investors Variable Funds
  Equity Income Subaccount...................   Diversified Investors Equity Income Portfolio
                                                (the "Equity Income Series")
Diversified Investors Variable Funds
  Growth & Income Subaccount.................   Diversified Investors Growth & Income
                                                Portfolio (the "Growth & Income Series")
Diversified Investors Variable Funds
  Equity Growth Subaccount...................   Diversified Investors Equity Growth Portfolio
                                                (the "Equity Growth Series")
Diversified Investors Variable Funds
  Special Equity Subaccount..................   Diversified Investors Special Equity
                                                Portfolio (the "Special Equity Series")
Diversified Investors Variable Funds
  Aggressive Equity Subaccount...............   Diversified Investors Aggressive Equity
                                                Portfolio (the "Aggressive Equity Series")
Diversified Investors Variable Funds
  International Equity Subaccount............   Diversified Investors International Equity
                                                Portfolio (the "International Equity Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. Diversified has contracted with one or more subadvisers for certain investment advisory services for each series. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Diversified Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     MONEY MARKET SERIES: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Diversified Investors Variable Funds Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     HIGH QUALITY BOND SERIES: To provide as high a level of current income as is consistent with the preservation of capital through investment in high quality debt securities with short and intermediate maturities.

     INTERMEDIATE GOVERNMENT BOND SERIES: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with intermediate maturities and high quality short-term obligations.

     GOVERNMENT/CORPORATE BOND SERIES: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     HIGH-YIELD BOND SERIES: To provide a high level of current income from a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.

     BALANCED SERIES: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     EQUITY INCOME SERIES: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     EQUITY VALUE SERIES: To provide a high total investment return through investment in a diversified portfolio of common stocks. The Series emphasizes stocks which, in the opinion of the Equity Value Series' Advisers, are trading at low valuations relative to market and/or historical levels.

     GROWTH & INCOME SERIES: To provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation.

     EQUITY GROWTH SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     SPECIAL EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies without consideration for current income. The Series emphasizes stocks which, in the opinion of the Special Equity Series' Advisers, will present an opportunity for significant increases in earnings and/or value.

     AGGRESSIVE EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies without consideration for current income. The Series emphasizes stocks which, in the opinion of the Aggressive Equity Series' Advisers, present an opportunity for significant increases in earning, revenue and/or value.

     INTERNATIONAL EQUITY SERIES: To provide a high level of long term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

     See "Diversified Investors Portfolios" at page 32 and the Statement of Additional Information for more information on each of the series of Diversified Investors Portfolios described above.

THE SUBSTITUTION

     Prior to October 18, 1996, Purchase Payments allocated by Participants to the International Equity Subaccount were invested in shares of the International Portfolio of Scudder Variable Life Investment Fund (the "Scudder International Fund"). On August 28, 1996, the SEC issued an order pursuant to certain provisions of the 1940 Act approving the substitution within the International Equity Subaccount of interests in the International Equity Series for the shares of the Scudder International Fund held by such Subaccount. In accordance with such SEC order, AUSA effected the redemption of the shares of the Scudder International Fund held by it in the International Equity Subaccount and immediately invested the proceeds received from such redemption in the International Equity Series.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

     The maximum daily charges against Diversified Investors Variable Funds for mortality and expense risks assumed by AUSA are computed and deducted from the value of the net assets of Diversified Investors Variable Funds. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Diversified Investors Variable Funds. The daily charge will be deducted from the net asset value of each Subaccount of Diversified Investors Variable Funds on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Diversified Investors Variable Funds. Of this charge, AUSA estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Diversified Investors Variable Funds based on an annual mortality and expense risk rate of .90%, .60% for mortality risks and
 .30% for administrative expense risks, is 0.002466%).

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. AUSA believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from AUSA's general account and not directly from Diversified Investors Variable Funds or from the mortality and expense risk charges. However, asset charges for AUSA's assumption of mortality and expense risks might be a source of contribution to the surplus in AUSA's general account.

ANNUAL CONTRACT CHARGE

     AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse AUSA for administrative expenses relating to the maintenance of the Contracts. AUSA has no present intention to impose such a charge, however, AUSA may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. AUSA also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. AUSA does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Diversified Investors Variable Funds purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Diversified Investors Variable Funds will reflect the investment management fee and other expenses incurred by these series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 53.


     The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. ("Investment Adviser") which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Investment Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Investment Adviser manages the fixed-income investments of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The subadvisor to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Investment Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan Financial Group is controlled by Maceo K. Sloan and Justin K. Beckett and is one of the largest minority-owned investment management firms in the country. The Investment Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Investment Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Investment Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment began July 1, 1996. The specific adjustments are as follows:


                INVESTMENT ADVISER'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%

                        NCM'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%


The performance fee adjustment to NCM is paid out of the fee the Investment Adviser receives from the Calvert Series. The initial performance period was the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance is factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 4.0%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS


     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary deduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.



     All Purchase Payments in Diversified Investors Variable Funds credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.


EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" on page 22) during which no Purchase Payments will be accepted by AUSA, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not AUSA's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.


     457 and 408(IRA) Contracts


     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant, thereunder becomes ineligible for any previously applicable tax benefits under the Code, AUSA upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.


     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts


     A Participant may transfer all or a portion of his/her Accumulation Account in Diversified Investors Variable Funds among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While AUSA has no present intention to do so, AUSA reserves the right to impose transfer charges at a later date.

     Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Calvert Series or International Equity Series. Certain other restrictions which apply to transfers from the AUSA
Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts are contained in the AUSA Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by AUSA may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. AUSA will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that AUSA fails to use reasonable procedures to verify the genuineness of telephone instructions, AUSA may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY AUSA

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, AUSA reserves the right to make the following changes:

     (1) To operate Diversified Investors Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to AUSA's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds or the Contracts.

                          CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by AUSA at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by AUSA is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to AUSA retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by AUSA.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to AUSA a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by AUSA. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. AUSA reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series, in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date; and,

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT


     Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 22), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 26). Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by AUSA. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


     For Section 403(b), Section 457, and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 25).


     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by AUSA is received by AUSA. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in Diversified Investors Portfolios or the Calvert Series held by Diversified Investors Variable Funds is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 25).

     With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Texas Optional Retirement Program ("Program") imposes on participants in such Program certain restrictions on withdrawal, which affect redemptions with respect to any variable annuity contract issued under the Program. Under section 830.104 of the Texas Government Code, such participant in the Program, in order to withdraw accumulated contributions from the retirement system, must complete the required application form prescribed by the board of trustees. A person who withdraws contributions pursuant to section 830.104 relinquishes all accrued rights in the retirement system.

     Nothing in section 830.105 of the Texas Government Code, entitled Termination of Participation, precludes the election by a participant to withdraw accumulated contributions pursuant to section 830.104. However, section
830.105 restricts the availability of an annuity purchased under the Program to situations where the participant attains age 70 1/2 or terminates participation in the Program by: death, retirement, or termination of employment in all institutions of higher education.

                                PAYMENT OPTIONS


     With respect to Section 403(b), Section 457, and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by AUSA on his/her Annuity Purchase Date. (See page for "Redemption During the Accumulation Period"). However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.


ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by AUSA of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by AUSA of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Diversified Investors Variable Funds but are made from the general account of AUSA which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

     i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

     ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

          If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

     v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by AUSA. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, AUSA shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to AUSA that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date AUSA receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Diversified Investors Variable Funds will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series . AUSA is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and Acacia to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AUSA will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or Acacia. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Diversified Investors Variable Funds, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Diversified Investors Variable Funds, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Diversified Investors Variable Funds. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from

Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards of Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     AUSA may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, AUSA may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if AUSA reasonably disapproves those changes in accordance with applicable federal regulations. If AUSA disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Diversified Investors Variable Funds, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of AUSA and of the Contracts under federal income tax law is general in nature, is based upon AUSA's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.

TAX TREATMENT OF AUSA

     AUSA is taxed as a life insurance company under the Code. Investment income from the assets of Diversified Investors Variable Funds are reinvested and taken into account in determining the value of Diversified Investors Variable Funds. Under existing federal income tax law, the investment income of Diversified Investors Variable Funds, including realized capital gains, is substantially not taxed to AUSA.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. AUSA, as an investor in a series of Diversified Investors Portfolios will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of AUSA" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However, if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their
Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date", on page 22) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS


     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred and all property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.


NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Diversified Investors Variable Funds Contract alone or by a Diversified Investors Variable Funds Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. AUSA will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, no withholding is made and no election is needed.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs") generally are subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

     The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by The Mutual Life Insurance Company of New York ("MONY") and are assumed by AUSA pursuant to certain assumption reinsurance agreements executed by MONY and AUSA effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption. All affected MONY contractholders shall receive a Notice of Election which describes the assumption and procedures for opting in or opting out. This Prospectus should be read carefully before deciding whether to opt in. In certain jurisdictions a contractholder that fails to opt out may be deemed under the terms of the assumption to have opted in.

     The former holders of MONY contracts who opt in to the assumption of their contracts by AUSA will experience no differences in the terms or charges under the Contracts. All investment options available to MONY contractholders will be available under the Contracts under Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed AUSA Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     MONEY MARKET SUBACCOUNT. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     INTERMEDIATE GOVERNMENT BOND, HIGH QUALITY BOND, GOVERNMENT/CORPORATE BOND, HIGH-YIELD BOND, BALANCED, EQUITY INCOME, EQUITY VALUE, GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY, AGGRESSIVE EQUITY, CALVERT SERIES AND INTERNATIONAL EQUITY SERIES SUBACCOUNTS. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount. "Annualized total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the annualized total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter.

     Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

     AVERAGE ANNUAL TOTAL RETURNS: The annualized total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                                  FOR THE
                                                                                                  PERIOD
                                                  FOR THE     FOR THE     FOR THE     FOR THE      SINCE
                                     FOR THE       YEAR       3 YEARS     5 YEARS    10 YEARS    INCEPTION
                                    YEAR ENDED     ENDED       ENDED       ENDED       ENDED      THROUGH
                                     12/31/96    12/31/95    12/31/96    12/31/96    12/31/96    12/31/96
                                    ----------   ---------   ---------   ---------   ---------   ---------
Subaccount:
  Money Market(1).................                   4.59%       4.36%       3.66%       5.26%       7.59%
  High Quality Bond(1)............                   4.24%       4.73%       5.05%        N/A        6.23%
  Intermediate Government
     Bond(1)......................                   2.69%       4.30%       5.24%        N/A        6.76%
  Government/Corporate Bond(1)....                   2.40%       5.01%       6.58%       7.45%       8.41%
  Balanced(1).....................                  15.86%      13.44%        N/A         N/A       13.26%
  Equity Income(1)................                  17.38%      15.77%      14.13%      12.59%      13.42%
  Growth & Income(1)..............                  21.08%      15.13%      12.63%      13.03%      13.02%
  Equity Growth(1)................                  17.15%        N/A         N/A         N/A       11.94%
  Special Equity(1)...............                  25.27%      20.50%      16.30%      16.62%      15.75%
  International Equity(1).........                  13.82%      10.12%        N/A         N/A       15.04%
  Calvert(2)......................                  11.62%      11.27%       9.59%      10.68%       9.95%


---------------
(1) Each of the corresponding Pooled Separate Accounts of The Mutual Life Insurance Company of New York ("MONY") set forth below contributed all of its assets to, and thereby established, the corresponding Series of Diversified Investors Portfolios in which a corresponding Subaccount invests its assets:

                                                                 MONY POOLED
                               SERIES                         SEPARATE ACCOUNT
            ---------------------------------------------  -----------------------
            Money Market.................................  Pooled Account No. 4
            High Quality Bond............................  Pooled Account No. 15
            Intermediate Government Bond.................  Pooled Account No. 10d
            Government/Corporate Bond....................  Pooled Account No. 5
            Balanced.....................................  Pooled Account No. 14
            Equity Income................................  Pooled Account No. 6
            Equity Growth................................  Pooled Account No. 1
            Growth & Income..............................  Pooled Account No. 10a
            Special Equity...............................  Pooled Account No. 10b
            International Equity.........................  Pooled Account No. 12

          Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding series of Diversified Investors Portfolios invested in by the Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

(2) The annualized total returns for the Calvert Series Subaccount reflect the annualized total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.


     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Diversified Investors Variable Funds.


                        DIVERSIFIED INVESTORS PORTFOLIOS

     Thirteen Subaccounts of Diversified Investors Variable Funds invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     MONEY MARKET SERIES: To provide liquidity and as high a level of income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     HIGH QUALITY BOND SERIES: To provide as high a level of current income as is consistent with the preservation of capital through investment in high quality debt securities with short and intermediate maturities.

     INTERMEDIATE GOVERNMENT BOND SERIES: To provide as high a level of current income as is consistent with preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with intermediate maturities, and high quality short-term obligations.

     GOVERNMENT/CORPORATE BOND SERIES: To achieve maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     HIGH-YIELD BOND SERIES: To provide a high level of current income from a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks.

     BALANCED SERIES: To provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     EQUITY INCOME SERIES: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     EQUITY VALUE SERIES: To provide a high total investment return through investment in a diversified portfolio of common stocks. The series emphasizes stocks which, in the opinion of the Equity Value Series' Advisers, are trading at low valuations relative to market and/or historical levels.

     GROWTH & INCOME SERIES: To provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation.

     EQUITY GROWTH SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     SPECIAL EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies without consideration for current income. The Series emphasizes stocks which, in the opinion of the Series' Advisers, will present an opportunity for significant increases in earnings and/or value.

     AGGRESSIVE EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The Series emphasizes stocks without consideration for current income which, in the opinion of the Aggressive Equity Series' Advisers, present an opportunity for significant increases in earning, revenue and/or value.

     INTERNATIONAL EQUITY SERIES: To provide a high level of long term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

CORE/FEEDER STRUCTURE


     Each Subaccount which invests in a series of Diversified Investors Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding series of Diversified Investors Portfolios.


     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), AUSA, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting
Rights" at page   , including, to the extent required by law, procedures through which AUSA shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that AUSA withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end manage-ment investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including the Subaccount) 30 days prior to implementing the change. AUSA may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 55). Upon any such withdrawal, AUSA would consider what action might be taken, including the investment of all the assets of such Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of domestic banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.

     Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Money Market Series.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon AUSA supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     HIGH QUALITY BOND SERIES. The investment objective of the High Quality Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the High Quality Bond Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. Unlike a money market fund, the Series does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested.

     The High Quality Bond Series pursues its investment objective by investing at least 65% of its assets under normal circumstances in high quality debt securities with short and intermediate maturities (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Series' "duration" between one and four years, which means that the Series' overall sensitivity to interest rates should be slightly more than that of bonds and notes with remaining average maturities from one to four years. The Series' dollar-weighted average maturity (or dollar-weighted average life in the case of asset-backed and mortgage-backed securities) may be longer than four years from time to time, but will not exceed five years under normal conditions. The Series may hold individual securities with remaining maturities of up to thirty years.

     The Series seeks consistency of return with minimal exposure to negative total returns on an annual basis. The Advisers' strategy is to position the Series in those high quality sectors of the fixed income market that offer the most attractive yields on a risk-adjusted basis. The duration of the Series will be a function of the security and sector selection process and market conditions in general. Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the value of securities held by the Series will tend to decline during periods of rising interest rates.

     The Advisers normally will select only securities having a minimum long-term quality rating of A- by Standard & Poor's Ratings Group ("S&P") or A3 by Moody's Investors Service, Inc. ("Moody's") will at the time of purchase, or, in the case of instruments that are not rated or are rated by other agencies (i.e., Fitch Investors Service, Inc., Duff & Phelps, Inc., etc.) are deemed by the Advisers to be of similar quality. Money market securities will have a minimum short-term rating of at least A-1 or P-1 by S&P or Moody's, respectively, or an equivalent rating by other agencies. The Series may continue to hold such securities if their ratings are reduced after purchase.

     The High Quality Bond Series seeks to achieve its investment objective through investments in the following types of instruments.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Series may invest in U.S. Government securities and securities issued or guaranteed by its agencies or instrumentalities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Series may purchase public or private corporate bonds, issued by domestic or foreign issuers, that meet the Series' minimum credit quality criteria at the time of purchase. The corporate bond market is customarily subdivided into several segments, which include industrial, public utility, rail and transportation bonds, and bonds issued by banks and other financial institutions.

     YANKEE BONDS AND EURODOLLAR BONDS. The Series may purchase Yankee and Eurodollar issues that meet its minimum credit quality standards. Yankee issues are dollar denominated bonds issued in the United States market by foreign issuers and are, therefore, subject to SEC regulations. Issuers of yankee bonds include, among others, foreign corporations, foreign governments and agencies, and multilateral lending institutions. Eurodollar bonds are fixed income securities that are denominated in dollars, are underwritten by an international syndicate, and are sold upon issuance to non-U.S. investors. U.S.-based investors may purchase eurodollar bonds in the secondary market after a seasoning period. Eurodollar bonds are not subject to SEC regulations.

     MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Series may purchase mortgage and mortgage-related securities such as pass-throughs, collateralized mortgage obligations, and mortgage derivatives that meet the Series' minimum credit quality criteria (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These may be issued or guaranteed by U.S. government agencies, or may consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds and mortgage derivatives are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass throughs. Principal prepayments on the underlying mortgages or loans may cause the Mortgage Securities to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss to the Series of all or part of the premium, if any, which the Series may pay when investing in Mortgage Securities.

     ASSET-BACKED SECURITIES. The Series may purchase public or private asset-backed securities of various types, which are fixed income securities that are collateralized or "backed" by installment receivables (usually consumer loans) for which some type of credit enhancement is provided. Asset-backed securities that are eligible for purchase by the Series include securities backed by automobile receivables, credit card receivables, home equity loans, manufactured housing loans, business and recreational vehicle loans, computer leases, and agricultural equipment loans.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series.

     The High Quality Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the High Quality Bond Series enters into a reverse repurchase agreement it will place in a segregated custodial account: cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements are considered to be borrowings by the High Quality Bond Series.

     RESTRICTED SECURITIES. The Series may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Series' 15% limit on illiquid securities. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Series could be adversely affected.

     OPTIONS AND FUTURES CONTRACTS. The Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Series' return. The costs of hedging are not reflected in the Series' yield but are reflected in the Series' total return. The Series could also experience losses if the Series' options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Series, the Advisers may purchase securities for the Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Series at a future date beyond customary settlement time. Under normal circumstances, the Series would take delivery of such securities. In general, the Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Series may also utilize the following investments and investment techniques and practices: investments in securities denominated in foreign currencies, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. The Series does not intend to utilize any of these investments or practices to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in high quality U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than five years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed-income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under the High Quality Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Intermediate Government Bond Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Intermediate Government Bond Series.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Series.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Intermediate

     Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. See "Delayed Delivery Transactions" above under High Quality Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may, in each case up to 5% of the Series' assets, also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     GOVERNMENT/CORPORATE BOND SERIES. The investment objective of the Government/Corporate Bond Series is to achieve the maximum total return. The Government/Corporate Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Government/Corporate Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Government Corporate Bond Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Government/Corporate Bond Series' "duration" between three and ten years, which means that the Government Corporate Bond Series' overall sensitivity to interest rates should be slightly more than that of bonds and notes with remaining average maturities from three to fifteen years. The Government/Corporate Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions. The Government/Corporate Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Government/Corporate Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Government/Corporate Bond Series so that the Government/Corporate Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Government/Corporate Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Government/Corporate Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Government/Corporate Bond Series. Additional information about the investment policies of the Government/Corporate Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Government/Corporate Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Government/Corporate Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Government/Corporate Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Government/Corporate Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic condition or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Government/Corporate Bond Series may invest in securities of foreign issuers. The Government/Corporate Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Government/Corporate Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under High Quality Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Government/Corporate Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The
     Government/Corporate Bond Series may borrow funds for temporary or emergency purposes, such as meeting longer then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Government/Corporate Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Series.

     OPTIONS AND FUTURES CONTRACTS. The Government/Corporate Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Series.

     The Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Government/Corporate Bond Series, the Advisers may purchase securities for the Government/Corporate Bond Series on a "when-issued" or on a "forward delivery" basis which means that the Securities would be delivered to the Government/Corporate Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under High Quality Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Government/Corporate Bond Series may, in each case up to 5% of the Series' assets, also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Government/Corporate Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     HIGH-YIELD BOND SERIES. The investment objective of the High-Yield Bond Series is to seek a high level of current income. The High-Yield Bond Series pursues its investment objective by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks. The Series may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds". Such investments may include foreign securities and obligations issued or guaranteed by the U.S. government, any of its states or territories, any foreign government or any of their respective subdivisions, agencies or instrumentalities.

     The High-Yield Bond Series normally will invest at least 65% of its assets in high-yielding, income producing debt securities and preferred stocks, including convertible and zero coupon securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their fact value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. The Series may invest up to 35% of its assets in equity securities, including common stocks, warrants and rights.

     Lower-rated debt securities usually are defined as securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher-rated securities and are more sensitive to changes in the issuer's capacity to pay. Investing in lower-rated debt securities is an aggressive approach to income investing. The 1980s saw a dramatic increase in the use of lower-rated debt securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of lower-rated debt securities, especially during period of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

     Lower-rated debt securities may be thinly traded, which can adversely affect the prices at which they can be sold and can result in high transaction costs. If market quotations are not available, these lower-rated debt securities will be valued in accordance with standards set by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-rated debt securities than securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities, and the Series' ability to dispose of the lower-rated bonds. The market prices of lower-rated debt securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. The Series may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the interest of Series investors.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers.

     The High-Yield Bond Series may also seek to achieve its investment objective through investments in the following types of instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under High Quality Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The High-Yield Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series. The Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The High-Yield Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Series.

     OPTIONS AND FUTURES CONTRACTS. The High-Yield Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Series.

     The Series currently does not intend to engage in the writing of options, except under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the High-Yield Bond Series, the Advisers may purchase securities for the Series on a "when-issued" or on a "forward delivery" basis which means that the securities would be delivered to the Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under High Quality Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The High-Yield Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series' policy is to invest its assets in a broad list of equity and fixed-income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed-income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations, $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     EQUITY INCOME SERIES. The investment objective of the Equity Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Equity Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Equity Income Series so that it will out perform other equity income funds in negative markets. As a result of this objective, the Equity Income Series may underperform relative to other equity income funds in positive markets. The Equity Income Series invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Income Series' policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

     EQUITY VALUE SERIES. The investment objective of the Equity Value Series is to provide a high total investment return through investment in a diversified portfolio of common stocks. The Equity Value Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios means that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Income Portfolio's policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

     GROWTH & INCOME SERIES. The investment objective of the Growth & Income Series is to provide current income and capital appreciation. The Growth & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation. In general, the objective of the Growth & Income Series is to achieve greater potential for capital appreciation than an income fund and less price volatility than a growth fund. The Growth & Income Series invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Growth & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Growth & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. In general, the Growth & Income Series seeks to invest in growing, financially stable and undervalued companies.

     The Growth & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Growth & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Growth Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Growth Series are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

     SPECIAL EQUITY SERIES. The investment objective of the Special Equity Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The Special Equity Series is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income. The Special Equity Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Advisers, will present an opportunity for significant increases in earnings and/or value, without consideration for current income. The Special Equity Series' primary equity investments will be common stocks of small and medium sized U.S. companies with market capitalizations of less than $2 billion. Multiple managers are used to control the volatility often associated with investments in small to medium size companies and to maximize opportunities in positive markets. The Special Equity Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Special Equity Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     While the Special Equity Series' policy is to invest its assets primarily in common stocks with potential for above average growth in earnings, appreciation may be sought in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. The Special Equity Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. In selecting stocks, emphasis is placed on investing in companies with small to medium market capitalizations, i.e., the market value of all issued and outstanding common stock of the company will be less than $2 billion. Investing in equity securities of small to medium companies involves risks not typically associated with investment in comparable securities of large companies. Such smaller and medium companies may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small and medium companies is often characterized by less information and liquidity than that for the equity securities of large companies, securities of such small and medium companies may be subject to more abrupt or erratic market movements than securities of large companies or market averages in general. Therefore, an investment in the Special Equity Series may be subject to greater declines in value than an investment in an equity fund investing in the equity securities of large companies.

     AGGRESSIVE EQUITY SERIES. The investment objective of the Aggressive Equity Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The Aggressive Equity Series is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income. The Aggressive Equity Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Advisers, will present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Series' primary equity investments common stocks of small and medium sized U.S. companies with market capitalizations between $750 million and $2.5 billion. The Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Aggressive Equity Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     While the Aggressive Equity Series' policy is to invest its assets primarily in common stocks with potential for above average growth in earnings and/or revenue, appreciation may be sought in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. The Aggressive Equity Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

     In selecting stocks, emphasis is placed on investing in companies with consistent, above-average and accelerating profitability and growth. These companies tend to have higher price/earnings ratios which means that the stock is more expensive than average relative to the company's earnings. Investing in equity securities of small to medium companies involves risks not typically associated with investment in comparable securities of large companies. Such smaller and medium companies may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small and medium companies is often characterized by less information and liquidity than that for the equity securities of large companies, securities of such small and medium companies may be subject to more abrupt or erratic market movements than securities of large companies or market averages in general. Therefore, an investment in the Aggressive Equity Fund may be subject to greater declines in value than an investment in an equity fund investing in the equity securities of large companies.

     INTERNATIONAL EQUITY SERIES. The investment objective of the International Equity Series is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. The International Equity Series seeks to achieve its investment objective by investing primarily in foreign securities. Foreign securities are defined as securities of issuers, wherever organized, which trade solely on a foreign exchange or over-the-counter market, or, of issuers which in the judgment of the Advisers, have their principal activities outside of the United States. In determining whether an issuer's principal activities and interests are outside the United States, the Advisers will look at such factors as the location of the issuer's assets, operations, facilities, personnel, sales and earnings. Under normal circumstances, at least 65% of the assets of the Portfolio are invested in foreign equity securities. The Advisers will purchase securities of companies in a minimum of 3 countries outside the United States.

     The Advisers use an approach to investing looking to identify fundamental values in stocks they select. Further, when allocating the Series' investments among geographic regions and individual countries, the Advisers consider various criteria, such as prospects for relative economic growth among countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. The Series invests most of its assets in securities of issuers located in developed countries in these geographic areas: Canada, the Far East, Australia and Europe.

     The International Equity Series may invest up to 10% of its assets in securities of issuers in the world's emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle-income economies according to the World Bank, and those listed in World Bank publications as developing. While the Advisers believe that these investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than those in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

     The International Equity Series may invest in all types of securities, most of which are denominated in foreign currencies. While the Advisers expect that opportunities for long term capital appreciation will come primarily from common stocks, securities convertible into common stock, non-convertible preferred stocks and depository receipts for these securities, the Series may also invest in any type or quality of debt securities if the Advisers believe that doing so may result in long term growth. In addition, the Series may invest in high-yielding, lower rated debt securities. See the discussion of lower rated debt securities above under High-Yield Bond Series above. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes on both a long and short term basis. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Investments in foreign equity and debt securities involve increased or additional risks from those encountered when investing in securities of domestic issuers. The Advisers evaluate the risks and opportunities when investing in particular foreign securities. Such risks include (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in effecting the repatriation of capital invested abroad; (8) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards; (12) price volatility; and (13) the diverse structure and liquidity of various countries and regions.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, EQUITY INCOME SERIES, EQUITY VALUE SERIES, GROWTH & INCOME SERIES, EQUITY GROWTH SERIES SPECIAL EQUITY SERIES, AGGRESSIVE EQUITY SERIES AND INTERNATIONAL EQUITY SERIES.

     OPTIONS AND FUTURES CONTRACTS. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in securities index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     SHORT-TERM INSTRUMENTS. Each of the Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under High Quality Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series may enter into repurchase agreements and reverse repurchase agreements and may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series.

     RESTRICTED SECURITIES. Each of the Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help insure the availability of suitable securities for each of the Balanced Series, Equity Income Series, Equity Value Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Aggressive Equity Series and International Equity Series, the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under High Quality Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each

Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objective. The portfolio turnover rate for the common stock portion of the Balanced Series and for each Series as a whole is expected to be less than 100% annually. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

     INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, EQUITY INCOME SERIES, EQUITY VALUE SERIES, GROWTH & INCOME SERIES, EQUITY GROWTH SERIES, SPECIAL EQUITY SERIES AND AGGRESSIVE EQUITY SERIES. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Each such Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIO.

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a non-fundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreements, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.

                                                                                 COMPENSATION RATES(%)
         DIVERSIFIED INVESTORS                       PORTFOLIO                 -------------------------
           PORTFOLIO SERIES                         SUBADVISERS                ADVISER(1)     SUBADVISERS
---------------------------------------  ----------------------------------    ----------     ----------
Money Market Series                      Capital Management Group                 0.25           0.05
High Quality Bond Series                 Merganser Capital Management             0.35             (2)
                                         Corporation
Intermediate Government Bond Series      Capital Management Group                 0.35           0.15
Government/Corporate Bond Series         Capital Management Group                 0.35           0.15
High-Yield Bond Series                   Delaware Investment Advisers             0.55             (3)
Balanced Series                          Institutional Capital Corporation        0.45             (4)
Equity Income Series                     Asset Management Group                   0.45           0.25
Equity Value Series                      Ark Asset Management Co., Inc.           0.57             (5)
Growth & Income Series                   Putnam Advisory Company, Inc.            0.60             (6)
Equity Growth Series                     Chancellor LGT Asset Management,         0.62             (7)
                                         Inc.
Special Equity Series                    (8)                                      0.80           0.50
Aggressive Equity Series                 McKinley Capital Management Inc.         0.97             (9)
International Equity Series              Capital Guardian Trust Company           0.75            (10)

---------------

(1) The Adviser is currently waiving a portion of its fee. See "Fees and Expenses" on page 6 for a discussion of the fee waivers currently in effect.

(2)  0.50% on the first $10,000,000 in assets, 0.375% on the next $15,000,000 in assets, 0.25% on the next $75,000,000 in assets and 0.1875% on all assets in excess of $100,000,000.

(3)  0.40% on the first $20,000,000 in assets, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.

(4)  0.55% on the first $25,000,000 in assets, 0.45% on the next $25,000,000 in assets and 0.35% on assets in excess of $50,000,000.

(5)  0.45% on the first $100,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000 so long as the Portfolio continues to have more than $200,000,000 in assets.

(6) 0.30% on the first $100,000,000 in assets, 0.20% on assets in excess of $100,000,000.


(7)  0.50% on the first $50,000,000 in assets, 0.30% on the next $75,000,000 in assets, 0.25% on the next $75,000,000 in assets; and 0.20% on assets in excess of $200,000,000.


(8) The Special Equity Portfolio has four Subadvisers: Pilgrim Baxter & Associates, Ltd.; Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(9)  0.90% on the first $10,000,000 in assets, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

(10) 0.75% on the first $25,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.425% on the next $200,000,000 in assets and 0.375% on all assets in excess of $250,000,000.

     It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.

     Diversified has entered into a Subadvisory Agreement with respect to the High Quality Bond Series with Merganser Capital Management Corporation ("Merganser"). Merganser was formed in September 1987 and is owned by certain of its employees. Total assets under management for all institutional bond clients at December 31, 1996 were approximately $2.1 billion, $197.3 million of which were assets of registered investment companies. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142. Investment management decisions of Merganser are made by committee and not by managers individually.


     Diversified has entered into separate Subadvisory Agreements with respect to each of the Money Market Series, Intermediate Government Bond Series and Government/Corporate Bond Series with Capital Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of MONY. The address of Capital Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Capital Management Group at December 31, 1996 were approximately $890 million, of which $890 million were assets of registered investment companies. The following persons are primarily responsible for the day-to-day management of the Portfolios (the inception date of such person's responsibility for the Portfolios and such person's experience for the past five years is indicated parenthetically -- Money Market Portfolio -- David Wheeler, Investment Vice President (since 1997, employed by Capital Management group since 1994, previously employed at AIG Investment Advisors; Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio -- Gregory Staples, Vice President (since 1996 and 1994, respectively, employed by Capital Management Group since 1987).


     Diversified has entered into a Subadvisory Agreement with respect to the Equity Income Series with Asset Management Group, a division of 1740 Advisers, Inc. a wholly-owned subsidiary of MONY. The address of Asset Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Asset Management Group at December 31, 1996 were approximately $1.3 billion, $1.1 million of which were assets of registered investment companies. Investment management decisions of Asset Management Group are made by committee and not by managers individually.


     Diversified has entered into a Subadvisory Agreement with respect to the High-Yield Bond Series with Delaware Investment Advisers (a division of Delaware Management Company, Inc.) ("Delaware"). Delaware was formed in February 1985 and is owned by Lincoln National Corp. Total assets under management for all high-yield bond clients at December 31, 1996 were approximately $1.9 billion, $1.3 billion of which were assets of registered investment companies. The principal business address of Delaware is 2005 Market Street, Philadelphia, Pennsylvania 19103. The following person is primarily responsible for the day-to-day management of the High-Yield Bond Portfolio (the inception date of such person's business experience for the past five years is indicated parenthetically); Paul Matlack, Vice President/Senior Portfolio Manager (since 1996, employed by Delaware since 1989).


     Diversified has entered into a Subadvisory Agreement with respect to the Balanced Series with Institutional Capital Corporation ("Institutional Capital"). Institutional Capital was formed in January 1970 and is owned by certain of its employees. Total assets under management for all balanced clients at December 31, 1996 were approximately $579 million, $183 million of which were assets of registered investment companies. The principal business address of Institutional Capital is 303 West Madison Street, Chicago, IL 60606. Investment management decisions of Institutional Capital are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Equity Value Series with Ark Asset Management Co., Inc. ("Ark"). Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc.

Ark Assets Holdings, Inc. is owned by certain of the employees. The principal address of Ark is 55 Water Street, New York, NY 10041. Total assets under management for equity value clients at December 31, 1996 were approximately $14.4 billion, $150 million of which were assets of registered investment companies. Investment management decisions of Ark are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Growth & Income Series with Putnam Advisory Company, Inc. ("Putnam"). Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. The principal address of Putnam is One Post Office Square, Boston, MA 02109. Total assets under management for growth and income clients at December 31, 1996 were approximately $6.0 billion, $1.8 billion of which were assets of registered investment companies. Investment management decisions of Putnam are made by committee and not by managers individually.


     Diversified has entered into a Subadvisory Agreement with respect to the Equity Growth Portfolio with Chancellor LGT Asset Management, Inc. ("Chancellor"). Chancellor was formed in 1996 as a result of the merger between LGT Asset Management, Inc., a wholly-owned subsidiary of Liechtenstein Global Trust AG ("LGT"), and Chancellor Capital Management, Inc., a wholly-owned subsidiary of LGT which was acquired by LGT in 1996. Chancellor is a wholly-owned subsidiary of LGT. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. Total assets under management for all equity growth clients at December 31, 1996 were approximately $2.1 billion, none of which were assets of registered investment companies. The principal business address of Chancellor is 1166 Avenue of the Americas, New York, NY 10036. Investment management decisions of Chancellor are made by committee and not by managers individually.



     Diversified has entered into a Subadvisory Agreement with respect to the Aggressive Equity Portfolio with McKinley Capital Management, Inc. ("McKinley"). McKinley was formed in March 1991 and is owned by Robert Gilliam. Total assets under management for all aggressive equity clients at December 31, 1996 were approximately $814 million, 16 million of which were assets of registered investment companies. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503. The following person is primarily responsible for the day-to-day management of the Aggressive Equity Portfolio (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically):
Robert Gilliam, Portfolio Manager (since 1996, employed by McKinley since 1991).


     Diversified has entered into a Subadvisory Agreement with respect to the International Equity Portfolio with Capital Guardian Trust Company ("CGTC"). CGTC was formed in 1968 and is owned by The Capital Group Companies, Inc. The principal address of CGTC is 333 South Hope Street, Los Angeles, California 90071. Total assets under management for all international equity clients by CGTC at December 31, 1996 were approximately $21.8 billion, and total assets under management of registered investment companies for which CGTC acts as subadviser was $472 million as of that date. CGTC uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments that are assigned to individual portfolio managers. With investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

     With respect to the Special Equity Series, Diversified has entered into Subadvisory Agreements with four Subadvisers as follows:

     - Ark Asset Management Co., Inc. ("Ark") was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain of its employees. Total assets under management for all small capitalization clients at December 31, 1996 were approximately $1.9 billion, $75 million of which were assets of registered investment companies. The principal business address of Ark is 55 Water Street, New York, NY 10041.

     - Liberty Investment Management, Inc. ("Liberty"), a division of Goldman Sachs Asset Management ("GSAM"), was established in January 1997 when Goldman, Sachs and Co. acquired Liberty Investment Management, Inc. GSAM is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm. Total assets under management for all equity clients of Liberty at January 27, 1997 were approximately $37.8 billion, $5.2 billion of which were assets of registered investment companies. The principal business address of Liberty is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607. The following persons are primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Liberty (the inception date of each person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): Herbert E. Ehlers, Managing Director (since 1994, employed by Liberty or its predecessor Liberty Investment Management, Inc. since 1988) and Timothy G. Ebright, Portfolio Manager (since 1994, employed by Liberty or its predecessor Liberty or its predecessor Liberty Investment Management, Inc. since 1988).



     - Pilgrim Baxter & Associates, Ltd. ("Pilgrim") was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim succeeded to certain of the investment management businesses, and acquired the corporate name of, Pilgrim Baxter & Associates, Ltd. in April 1995. Total assets under management for all equity clients at December 31, 1996 were approximately $3.2 billion, $463.7 million of which were assets of registered investment companies. The principal business address of Pilgrim is 1255 Drummers Lanes, Wayne, PA 19087. The following person is primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Pilgrim (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): John Force, Portfolio Manager (since 1994, employed by Pilgrim since 1992).



     - Westport Asset Management, Inc. ("Westport") was formed in July 1993 and is owned by certain of its employees. Total assets under management for all equity clients at December 31, 1996 were approximately $860 million, $278 million of which were assets of registered investment companies. The principal business address of Westport is 253 Riverside Avenue, Westport, CT 06880. The following person is primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Westport (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): Andrew Knuth, Portfolio Manager (since 1994, employed by Westport since 1983).



     ADMINISTRATOR. Pursuant to an Administrative Services Agreement, Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.


     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios are described in this Prospectus currently being offered by DISC to AUSA for allocation to the appropriate Diversified Subaccount to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the series of Diversified Investors Portfolios.

     The net asset value of each series is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations.

Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See Voting Rights at page 25.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day (as defined below) and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                            INDEPENDENT ACCOUNTANTS


     The financial statements of AUSA included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa. The 1996 financial statements (and the statement of changes in net assets for the applicable periods ending December 31, 1995) of Diversified Investors Variable Funds and Diversified Investors Portfolios included in the Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, New York, New York.


                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which AUSA or Diversified Investors Variable Funds is a party.

                              FINANCIAL STATEMENTS

     The financial statements for AUSA, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and should be considered only as bearing on the ability of AUSA to meet its obligations under the Contracts. The financial statements of AUSA should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds.

                             ADDITIONAL INFORMATION

     This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to AUSA) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to AUSA, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to AUSA), contact AUSA at its address or phone number set forth on the cover of this Prospectus.

     For further information with respect to the Calvert Series, Acacia Capital Corporation or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                         ITEM                                           PAGE
--------------------------------------------------------------------------------------  ----
Independent Accountants...............................................................    2
Sale of Contracts/Principal Underwriter...............................................    2
Texas Optional Retirement Program.....................................................    2
Performance Data......................................................................    2
Diversified Investors Portfolios......................................................    3
Investment Objectives, Policies and Restrictions......................................    3
Determination of Net Asset Value; Valuation of Securities.............................   19
Management of Diversified Investors Portfolios........................................   21
Independent Accountants...............................................................   23
Capital Stock and Other Securities....................................................   23
Taxation..............................................................................   25
Financial Statements of AUSA..........................................................   26
Appendix..............................................................................  A-1

                REQUEST FOR DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed to:

                                      AUSA
                             4 Manhattanville Road
                            Purchase, New York 10577

     Please make sure that your name and the address to which you wish AUSA to send the current Diversified Investors Variable Funds Statement of Additional Information appears below:

Name     _______________________________________________________________________

Address  _______________________________________________________________________

         _______________________________________________________________________

Employer _______________________________________________________________________

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                                        PREMIUM TAX RATE PERCENT
                                                                      -----------------------------
                                                                      QUALIFIED       NON-QUALIFIED
                                                                      ---------       -------------
California..........................................................      .50%             2.35%
District of Columbia................................................     2.25%             2.25%
Kentucky............................................................     2.00%             2.00%
Maine...............................................................       --              2.00%
Nevada..............................................................       --              3.50%
Pennsylvania........................................................       --              2.00%
Puerto Rico.........................................................     1.00%             1.00%
South Dakota........................................................       --              1.25%
West Virginia.......................................................     1.00%             1.00%
Wyoming.............................................................       --              1.00%

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                                      AND

                       AUSA LIFE INSURANCE COMPANY, INC.
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (914) 697-8000

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 1997 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY AUSA LIFE INSURANCE COMPANY, INC. ("AUSA") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS ("THE FUNDS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING AUSA LIFE AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR ACACIA CAPITAL CORPORATION OF WHICH THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO IS A PART BY WRITING TO ACACIA CAPITAL CORPORATION AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS


ITEM                                                                                    PAGE
--------------------------------------------------------------------------------------  ----
Independent Accountants...............................................................    2
Sale of Contract/Principal Underwriter................................................    2
Texas Optional Retirement Program.....................................................    2
Performance Data......................................................................    2
Diversified Investors Portfolios......................................................    3
  Investment Objectives, Policies and Restrictions....................................    3
  Determination of Net Asset Value; Valuation of Securities...........................   19
  Management of Diversified Investors Portfolios......................................   21
  Independent Accountants.............................................................   23
  Capital Stock and Other Securities..................................................   23
  Taxation............................................................................   25
Financial Statements of AUSA..........................................................   26
Appendix..............................................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The 1996 and 1995 financial statements of Diversified Investors Variable Funds and Diversified Investors Portfolios appearing on the following pages have been audited by Coopers & Lybrand L.L.P., independent accountants, New York, New York. The financial statements of AUSA appearing on the following pages have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     Diversified Investors Securities Corp. ("DISC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than AUSA. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                       TEXAS OPTIONAL RETIREMENT PROGRAM

     Participants in the Texas Optional Retirement Program (the "Program") are subject to certain restrictions pertaining to redemptions. (See "Restrictions Under The Texas Optional Retirement Program" in the prospectus). Pursuant to Rule 6c-7 of the Investment Company Act of 1940, as amended, ("1940 Act"), the Registrant hereby represents that Rule 6c-7 of the 1940 Act is being relied upon and that the provisions of paragraphs (a) through (d) of each Rule have been complied with.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven day period ended December 31, 1996, the yield for the Money Market Subaccount was -- 4.42% and the effective yield was 4.51%.

     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     The thirteen series of Diversified Investors Portfolios which are described in this Statement of Additional Information are presently available for investment under the Contracts through corresponding Subaccounts of Diversified Investors Variable Funds. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series), Diversified Investors High Quality Bond Portfolio (the "High Quality Bond Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Government/Corporate Bond Portfolio (the "Government/Corporate Bond Series"), Diversified Investors High-Yield Bond Series (the "High-Yield Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Equity Income Portfolio (the "Equity Income Series"), Diversified Investors Equity Value Portfolio (the "Equity Value Series"), Diversified Investors Growth & Income Portfolio (the "Growth & Income Series"), Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"), Diversified Investors Special Equity Portfolio (the "Special Equity Series"), Diversified Investors Aggressive Equity Portfolio (the "Aggressive Equity Series") and Diversified Investors International Equity Portfolio (the "International Equity Series"). These series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Diversified Investors Variable Funds. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Diversified Investors Variable Funds.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Portfolio will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time.

The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES -- ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES -- MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETD"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES -- SERIES OTHER THAN MONEY MARKET SERIES

     Not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. With respect to Series other than the International Equity Series, consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions. Therefore, these Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- SERIES OTHER THAN THE MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES -- SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES -- SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

        (i)   borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to  1/3 of its assets;
       (ii)   pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series'
              net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
      (iii)   purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
       (iv)   invest for the purpose of exercising control or management;
        (v)   purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and
              provided further that a Series may not purchase any security from any open-end investment company;
       (vi)   purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;
      (vii)   purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or
              Trustee of Diversified Investors Portfolios or is an officer or partner of the
              Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than  1/2 of 1%
              of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
     (viii)   invest more than 5% of a Series' net assets in warrants or rights (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American
              Stock Exchange; or

       (ix)   make short sales of securities or maintain a short position (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value);
              provided, however, that the value of the Series' short sales of securities
              (excluding U.S. Government Securities) of any one issuer may not be greater than
              2% of the value (taken at market value) of the Series' net assets or more than
              2% of the securities of any class of any issuer.
        (x)   enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     Policies (i) through (x) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES

                                     AGE
                                   (AS OF              PRINCIPAL OCCUPATION(S) DURING
        NAME AND ADDRESS          11/15/96)                     PAST 5 YEARS
--------------------------------- ---------  ---------------------------------------------------
Tom A. Schlossberg*..............   46       10/92 to present -- President, Chief Executive
(Managing Board Member)                      Officer and Chairman of the Managing Board,
                                             Diversified Investment Advisors, Inc.; 3/1995 to
                                             present  -- President and Director, AUSA Life
                                             Insurance Company, Inc.; 1/93 to 12/93 -- Executive
                                             Vice President, 1/91 to 12/93 -- Senior Vice
                                             President, The Mutual Life Insurance Company of New
                                             York.
Donald E. Flynn*.................   56       1988 to present -- Vice President, AEGON, USA,
(Managing Board Member)                      Inc., 1988 to present -- Executive Vice President,
                                             AEGON USA Investment Management, Inc.; 1988 to
                                             present -- Vice President, AEGON USA Managed
                                             Portfolios, Inc.
Neal M. Jewell...................   61       1/1995 to present -- Consultant; 11/1991 to
(Managing Board Member)                      1/1995 -- Executive Vice President, 12/1990 to
355 Thornridge Drive                         10/1991 -- Director of Overseas Pensions, American
Stamford, CT 06903                           International Group Asset Management.
Eugene M. Mannella...............   42       8/1993 to present -- Vice President, Investment
(Managing Board Member)                      Management Services Inc.; 5/1986 to
2 Orchard Neck Road                          5/1993 -- Senior Vice President, Lehman Brothers,
Center Moriches, New York 19934              Inc.
Patricia L. Sawyer...............   46       1/1995 to present -- Partner, Smith & Sawyer;
(Managing Board Member)                      7/1990 to 1/1995 -- Executive Vice President and
256 East 10th Street                         Director, Robert L. Smith & Co.; 9/1988 to
New York, New York 10014                     7/1990 -- Vice President, American Express.
Robert F. Colby..................   41       1/1993 to present -- Vice President and General
                                             Counsel, Diversified Investment Advisors Inc.;
                                             3/1995 to present -- Vice President and Assistant
                                             Secretary, AUSA Life Insurance Company, Inc.;
                                             11/1993 to present -- Vice President, Diversified
                                             Investors Securities Corp.; 4/1990 to 12/1993 --
                                             Secretary, Vice President and Chief Corporate
                                             Counsel, The Mutual Life Insurance Company of New
                                             York.
Alfred C. Sylvain................   45       11/1993 to present -- Vice President, Treasurer and
                                             Assistant Secretary, Diversified Investment
                                             Advisors, Inc.; 11/1993 to present -- Treasurer,
                                             Diversified Investors Securities Corp.; 1/1991 to
                                             12/1993 -- Vice President, The Mutual Life
                                             Insurance Company of New York.
John F. Hughes...................   55       12/1993 to present -- Vice President and Senior
                                             Counsel, Diversified Investment Advisors, Inc.;
                                             8/1995 to present -- Vice President and Assistant
                                             Secretary, AUSA Life Insurance Company, Inc.;
                                             11/1993 to present -- Assistant Secretary,
                                             Diversified Investors Securities Corp.; 1/1988 to
                                             11/1993 -- Assistant Secretary, Senior Counsel, The
                                             Mutual Life Insurance Company of New York.

     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

     For the fiscal year ended December 31, 1996, the Diversified Investors Portfolios provided the following compensation to its trustees.

                                                                                                   TOTAL
                                                          PENSION OR                            COMPENSATION
                                                          RETIREMENT                          FROM REGISTRANT
                                        AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL        AND FUND
                                      COMPENSATION        AS PART OF       BENEFITS UPON        COMPLEX PAID
     NAME OF PERSON, POSITION        FROM REGISTRANT    FUND EXPENSES        RETIREMENT         TO TRUSTEES
-----------------------------------  ---------------   ----------------   ----------------   ------------------
Tom A. Schlossberg.................          -0-             None                N/A                   -0-
Trustee
Donald E. Flynn....................          -0-             None                N/A                   -0-
Trustee
Neal M. Jewell.....................      $10,000             None                N/A              $ 10,000
Trustee
Eugene M. Mannella.................      $10,000             None                N/A              $ 10,000
Trustee
Patricia L. Sawyer.................      $10,000             None                N/A              $ 10,000
Trustee

                          INVESTMENT ADVISORY SERVICES

     The Adviser manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Adviser provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table of the corresponding Series' average daily net assets set forth in the Prospectus.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more subadvisers (each "Subadviser," and collectively the "Subadvisers").

     It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and each Subadviser's fees are described in the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                                   CUSTODIAN

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more Series. Currently there are eleven active series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with

Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

     There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Series. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such Investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Series.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a RIC.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF AUSA

     The financial statements of AUSA that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds. The financial statements of AUSA should be considered only as bearing upon the ability of AUSA to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Diversified Investors Variable Funds.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa -- judged to be the best quality, carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of the
AUSA Life Insurance Company, Inc. and the
Contractholders of Diversified Investors Variable Funds:

     We have audited the accompanying statements of assets and liabilities of Diversified Investors Variable Funds (comprising, respectively, the Money Market, High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Value, Growth & Income, Equity Growth, Special Equity, Aggressive Equity, High Yield Bond, International Equity and Calvert Subaccounts) (collectively the "Funds") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Diversified Investors Variable Funds as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                          COOPERS & LYBRAND L.L.P.

New York, New York

February 12, 1997

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


                                                           DIVERSIFIED INVESTORS PORTFOLIOS
                         ---------------------------------------------------------------------------------------------------
                            MONEY            HIGH          INTERMEDIATE        GOVERNMENT/                         EQUITY
                           MARKET        QUALITY BOND     GOVERNMENT BOND     CORPORATE BOND     BALANCED          INCOME
                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                         -----------     ------------     ---------------     --------------    -----------     ------------
ASSETS:
Investment in the
  Funds, at value
  (Notes 1 and 2)......  $22,271,137       $207,922         $19,219,275        $16,350,201      $95,789,209     $258,941,870
Receivable for
  subscribed units.....      127,494             --              15,538             34,532          223,895          303,953
Receivable from AUSA...       81,203              6                  --                 --               --          109,657
                         -----------       --------         -----------        -----------      -----------     ------------
     Total assets......   22,479,834        207,928          19,234,813         16,384,733       96,013,104      259,355,480
                         -----------       --------         -----------        -----------      -----------     ------------
LIABILITIES:
Payable for redeemed
  units................      351,247             --               1,509             14,966          159,976          534,108
Accrued expenses.......       94,696            175              15,160             12,820           74,989          312,888
                         -----------       --------         -----------        -----------      -----------     ------------
     Total
       liabilities.....      445,943            175              16,669             27,786          234,965          846,996
                         -----------       --------         -----------        -----------      -----------     ------------
     Net assets
       attributable to
       annuity contract
       holders.........  $22,033,891       $207,753         $19,218,144        $16,356,947      $95,778,139     $258,508,484
                         ===========       ========         ===========        ===========      ===========     ============
  Accumulation units...    1,468,262         20,094           1,352,706            813,757        3,889,984        9,797,859
                         ===========       ========         ===========        ===========      ===========     ============
  Unit value...........  $     15.01       $  10.34         $     14.21        $     20.10      $     24.62     $      26.38
                         ===========       ========         ===========        ===========      ===========     ============


                       See Notes to Financial Statements

                                        DIVERSIFIED INVESTORS PORTFOLIOS
    ---------------------------------------------------------------------------------------------------------
      EQUITY        GROWTH &          EQUITY          SPECIAL       AGGRESSIVE        HIGH        INTERNATIONAL
      VALUE          INCOME           GROWTH          EQUITY          EQUITY       YIELD BOND       EQUITY          CALVERT
    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
    ----------     -----------     ------------     -----------     ----------     ----------     -----------     -----------
     $200,680      $21,589,948     $162,882,443     $44,661,440      $484,050        $2,656       $16,635,559     $22,799,035
          293          103,785          311,436         175,250       327,743            --            75,255          50,561
           --               --          920,983              --            --            --            27,280              --
     --------      -----------     ------------     ------------     --------        ------       -----------     -----------
      200,973       21,693,733      164,114,862      44,836,690       811,793         2,656        16,738,094      22,849,596
     --------      -----------     ------------     ------------     --------        ------       -----------     -----------
           --           84,502           47,812              --            --            --             2,120          12,242
          147           16,835        1,028,968          33,750           361             2            39,883          17,990
     --------      -----------     ------------     ------------     --------        ------       -----------     -----------
          147          101,337        1,076,780          33,750           361             2            42,003          30,232
     --------      -----------     ------------     ------------     --------        ------       -----------     -----------
     $200,826      $21,592,396     $163,038,082     $44,802,940      $811,432        $2,654       $16,696,091     $22,819,364
     ========      ===========     ============     ============     ========        ======       ===========     ===========
       18,336        1,341,567        5,425,276       2,403,076        81,079           251         1,392,586       1,212,176
     ========      ===========     ============     ============     ========        ======       ===========     ===========
     $  10.95      $     16.09     $      30.05     $     18.64      $  10.01        $10.58       $     11.99     $     18.83
     ========      ===========     ============     ============     ========        ======       ===========     ===========


                       See Notes to Financial Statements

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                              DIVERSIFIED INVESTORS PORTFOLIOS
                            ----------------------------------------------------------------------------------------------------
                                             HIGH                          GOVERNMENT/
                              MONEY        QUALITY       INTERMEDIATE       CORPORATE                     EQUITY        EQUITY
                              MARKET       BOND(A)      GOVERNMENT BOND       BOND         BALANCED       INCOME       VALUE(B)
                            SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                            ----------   ------------   ---------------   -------------   -----------   -----------   ----------
Investment income:
Allocated net investment
  income (loss) from
  Diversified Investors
  Portfolios (Note 2).....   $890,356       $2,057        $ 1,058,560       $ 903,336     $ 2,702,140   $ 6,651,607    $    723
Dividend Income...........         --           --                 --              --              --            --          --
                             --------       ------         ----------       ---------     -----------   -----------     -------
      Total Investment
         Income (loss)....    890,356        2,057          1,058,560         903,336       2,702,140     6,651,607         723
                             --------       ------         ----------       ---------     -----------   -----------     -------
Expenses (Note 3)
  Mortality and expense
    risk..................    157,923          310            169,865         129,134         718,333     2,025,073         398
  Less expenses reimbursed
    by AUSA...............     54,173            6                 --              --              --        20,714          --
                             --------       ------         ----------       ---------     -----------   -----------     -------
  Net expenses............    103,750          304            169,865         129,134         718,333     2,004,359         398
                             --------       ------         ----------       ---------     -----------   -----------     -------
Net investment income
  (loss)..................    786,606        1,753            888,695         774,202       1,983,807     4,647,248         325
                             --------       ------         ----------       ---------     -----------   -----------     -------
Realized and unrealized
  gains (losses) on
  investments (Note 2)
  Net realized gains
    (losses) on
    investments...........       (967)         (28)          (121,220)        (28,454)      8,670,042    10,312,373       3,638
  Net realized gains on
    foreign currency
    transactions..........         --           --                 --              --              --            --          --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments...........         --         (114)          (263,124)       (349,848)      1,420,970    21,307,344       7,981
  Net change in unrealized
    appreciation in
    translation of assets
    and liabilities in
    foreign currency......         --           --                 --              --              --            --          --
                             --------       ------         ----------       ---------     -----------   -----------     -------
  Net realized and
    unrealized gains
    (losses) on
    investments...........       (967)        (142)          (384,344)       (378,302)     10,091,012    31,619,717      11,619
                             --------       ------         ----------       ---------     -----------   -----------     -------
Net increase in net assets
  resulting from
  operations..............   $785,639       $1,611        $   504,351       $ 395,900     $12,074,819   $36,266,965    $ 11,944
                             ========       ======         ==========       =========     ===========   ===========     =======


---------------

(a) Commencement of operations August 20, 1996

(b) Commencement of operations May 10, 1996


(c) Commencement of operations October 18, 1996


                       See Notes to Financial Statements

                                DIVERSIFIED INVESTORS PORTFOLIOS
      -------------------------------------------------------------------------------------
                                                                     HIGH
       GROWTH &         EQUITY         SPECIAL      AGGRESSIVE      YIELD       INTERNATIONAL
        INCOME          GROWTH         EQUITY       EQUITY(B)      BOND(A)       EQUITY(C)       CALVERT
      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
      -----------    ------------    -----------    ----------    ----------    -----------    -----------
      $   130,675    $   (530,445)   $    70,014     $ (1,055)     $     41     $     7,919    $        --
               --              --             --           --            --              --        494,150
       ----------     -----------     ----------      -------           ---        --------     ----------
          130,675        (530,445)        70,014       (1,055)           41           7,919        494,150
       ----------     -----------     ----------      -------           ---        --------     ----------
          119,047       1,233,689        250,588        1,382             5          28,359        181,821
               --         548,086             --           --            --          27,280             --
       ----------     -----------     ----------      -------           ---        --------     ----------
          119,047         685,603        250,588        1,382             5           1,079        181,821
       ----------     -----------     ----------      -------           ---        --------     ----------
           11,628      (1,216,048)      (180,574)      (2,437)           36           6,840        312,329
       ----------     -----------     ----------      -------           ---        --------     ----------
        1,383,983      37,735,857      3,824,321       20,659            (3)         58,468      1,401,094
               --              --             --           --            --             670             --
        1,044,969     (14,536,275)     1,991,372       20,953            52         541,093        542,684
               --              --             --           --            --          26,241             --
       ----------     -----------     ----------      -------           ---        --------     ----------
        2,428,952      23,199,582      5,815,693       41,612            49         626,472      1,943,778
       ----------     -----------     ----------      -------           ---        --------     ----------
      $ 2,440,580    $ 21,983,534    $ 5,635,119     $ 39,175      $     85     $   633,312    $ 2,256,107
       ==========     ===========     ==========      =======           ===        ========     ==========


                       See Notes to Financial Statements

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                            DIVERSIFIED INVESTORS PORTFOLIOS
                                    --------------------------------------------------------------------------------
                                       MONEY            HIGH          INTERMEDIATE      GOVERNMENT/
                                       MARKET      QUALITY BOND(A)   GOVERNMENT BOND   CORPORATE BOND     BALANCED
                                     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                    ------------   ---------------   ---------------   --------------   ------------
From operations:
  Net investment income (loss)....  $    786,606      $   1,753        $   888,695      $    774,202    $  1,983,807
  Net realized gains (losses) on
     investments..................          (967)           (28)          (121,220)          (28,454)      8,670,042
  Net realized gains on foreign
     currency transactions........            --             --                 --                --              --
  Net change in unrealized
     appreciation (depreciation)
     on investments...............            --           (114)          (263,124)         (349,848)      1,420,970
  Net change in unrealized
     appreciation in translation
     of assets and liabilities in
     foreign currency.............            --             --                 --                --              --
                                     -----------       --------        -----------       -----------    ------------
  Net increase in net assets
     resulting from operations....       785,639          1,611            504,351           395,900      12,074,819
                                     -----------       --------        -----------       -----------    ------------
From unit transactions (Note 4):
  Net proceeds from the issuance
     of units.....................    18,705,523        207,031          3,541,470         6,036,854      31,385,404
  Net asset value of units
     redeemed.....................   (12,143,061)          (889)        (2,994,353)       (2,610,511)    (11,693,397)
                                     -----------       --------        -----------       -----------    ------------
  Net increase in net assets from
     unit transactions............     6,562,462        206,142            547,117         3,426,343      19,692,007
                                     -----------       --------        -----------       -----------    ------------
Net increase in net assets........     7,348,101        207,753          1,051,468         3,822,243      31,766,826
Net assets:
  Beginning of year...............    14,685,790             --         18,166,676        12,534,704      64,011,313
                                     -----------       --------        -----------       -----------    ------------
  End of year.....................  $ 22,033,891      $ 207,753        $19,218,144      $ 16,356,947    $ 95,778,139
                                     ===========       ========        ===========       ===========    ============
Units outstanding beginning of
  year............................     1,023,590             --          1,313,065           638,648       3,011,719
Units issued during year..........     1,273,481         20,182            255,494           309,553       1,395,566
Units redeemed during year........      (828,809)           (88)          (215,853)         (134,444)       (517,301)
                                     -----------       --------        -----------       -----------    ------------
Units outstanding end of year.....     1,468,262         20,094          1,352,706           813,757       3,889,984
                                     ===========       ========        ===========       ===========    ============


---------------

(a) Commencement of operations August 20, 1996

(b) Commencement of operations May 10, 1996


(c) Commencement of operations October 18, 1996


                       See Notes to Financial Statements

                                                  DIVERSIFIED INVESTORS PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
          EQUITY        EQUITY        GROWTH &          EQUITY          SPECIAL       AGGRESSIVE         HIGH          INTERNATIONAL
          INCOME       VALUE(B)        INCOME           GROWTH          EQUITY        EQUITY(B)      YIELD BOND(A)      EQUITY(C)
        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
       ------------   ----------     -----------     ------------     -----------     ----------     -------------     -----------
       $  4,647,248    $    325      $    11,628     $ (1,216,048)    $  (180,574)    $   (2,437)       $    36        $     6,840
         10,312,373       3,638        1,383,983       37,735,857       3,824,321         20,659             (3)            58,468
                 --          --               --               --              --             --             --                670
         21,307,344       7,981        1,044,969      (14,536,275)      1,991,372         20,953             52            541,093
                 --          --               --               --              --             --             --             26,241
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
         36,266,965      11,944        2,440,580       21,983,534       5,635,119         39,175             85            633,312
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
         59,161,388     192,774       16,612,548       46,898,876      32,279,680      1,048,582          2,569         16,825,207
        (27,323,483      (3,892)      (2,628,407)     (19,938,284)     (3,986,502)      (276,325)            --           (762,428)
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
         31,837,905     188,882       13,984,141       26,960,592      28,293,178        772,257          2,569         16,062,779
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
         68,104,870     200,826       16,424,721       48,944,126      33,928,297        811,432          2,654         16,696,091
        190,403,614          --        5,167,675      114,093,956      10,874,643             --             --                 --
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
       $258,508,484    $200,826      $21,592,396     $163,038,082     $44,802,940     $  811,432        $ 2,654        $16,696,091
       ============    ========      ===========     ============     ===========      =========         ======        ===========
          8,469,952          --          388,800        4,460,273         730,748             --             --                 --
          2,460,954      18,687        1,128,246        1,685,093       1,910,970        109,239            251          1,457,266
         (1,133,047        (351)        (175,479)        (720,090)       (238,642)       (28,160)            --            (64,680)
       ------------    --------      -----------     ------------     -----------      ---------         ------        -----------
          9,797,859      18,336        1,341,567        5,425,276       2,403,076         81,079            251          1,392,586
       ============    ========      ===========     ============     ===========      =========         ======        ===========


----

        CALVERT
      SUBACCOUNT
      -----------
       <
      $   312,329
        1,401,094
               --
          542,684
               --
      -----------
        2,256,107
      -----------
        6,114,947
       (3,297,471)
      -----------
        2,817,476
      -----------
        5,073,583
       17,745,781
      -----------
      $22,819,364
      ===========
        1,052,208
          347,620
         (187,652)
      -----------
        1,212,176
      ===========



                       See notes to financial statements.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                         DIVERSIFIED INVESTORS PORTFOLIOS
                                              ------------------------------------------------------
                                                            INTERMEDIATE   GOVERNMENT/
                                                 MONEY       GOVERNMENT     CORPORATE
                                                MARKET          BOND          BOND        BALANCED
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              -----------   ------------   -----------   -----------
From operations:
  Net investment income (loss)..............  $   603,539   $    746,622   $   534,158   $ 1,508,248
  Net realized gains (losses) on
     investments............................         (339)        77,297        50,050     4,286,978
  Net change in unrealized appreciation
     (depreciation) on investments..........      --           1,119,694       996,478     5,671,255
                                              -----------    -----------   -----------   -----------
  Net increase in net assets resulting from
     operations.............................      603,200      1,943,613     1,580,686    11,466,481
                                              -----------    -----------   -----------   -----------
From unit transactions (Note 4):
  Net proceeds from the issuance of units...   12,706,887     11,817,737     6,353,831    32,300,710
  Net asset value of units redeemed.........   (6,640,069)    (2,696,134)   (1,845,514)   (8,928,089)
                                              -----------    -----------   -----------   -----------
  Net increase in net assets from unit
     transactions...........................    6,066,818      9,121,603     4,508,317    23,372,621
                                              -----------    -----------   -----------   -----------
Net increase in net assets..................    6,670,018     11,065,216     6,089,003    34,839,102
Net assets:
  Beginning of year.........................    8,015,772      7,101,460     6,445,701    29,172,211
                                              -----------    -----------   -----------   -----------
  End of year...............................  $14,685,790   $ 18,166,676   $12,534,704   $64,011,313
                                              ===========    ===========   ===========   ===========
Units outstanding beginning of year.........      587,295        580,105       385,881     1,750,876
Units issued during year....................      911,106        938,737       352,907     1,728,730
Units redeemed during year..................     (474,811)      (205,777)     (100,140)     (467,887)
                                              -----------    -----------   -----------   -----------
Units outstanding end of year...............    1,023,590      1,313,065       638,648     3,011,719
                                              ===========    ===========   ===========   ===========


                       See notes to financial statements.

                  DIVERSIFIED INVESTORS PORTFOLIOS
    ------------------------------------------------------------                        SCUDDER
       EQUITY         GROWTH &         EQUITY          SPECIAL                       INTERNATIONAL
       INCOME          INCOME          GROWTH          EQUITY          CALVERT          EQUITY
     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
    ------------     ----------     ------------     -----------     -----------     -------------
    $  3,908,701     $   10,986     $    (96,853)    $   (27,026)    $   946,599      $    (31,844)
       2,577,701        685,410        2,442,805         850,109         756,235             6,827
      37,923,714        (79,577)      12,687,743         705,769       1,631,822           422,407
    ------------     ----------     ------------     -----------     -----------        ----------
      44,410,116        616,819       15,033,695       1,528,852       3,334,656           397,390
    ------------     ----------     ------------     -----------     -----------        ----------
      61,691,825      4,932,557       53,802,815       9,355,594       9,140,477         5,377,149
     (22,667,336)      (680,846)     (15,634,374)       (897,441)     (2,268,091)         (826,569)
    ------------     ----------     ------------     -----------     -----------        ----------
      39,024,489      4,251,711       38,168,441       8,458,153       6,872,386         4,550,580
    ------------     ----------     ------------     -----------     -----------        ----------
      83,434,605      4,868,530       53,202,136       9,987,005      10,207,042         4,947,970
     106,969,009        299,145       60,891,820         887,638       7,538,739         1,551,371
    ------------     ----------     ------------     -----------     -----------        ----------
    $190,403,614     $5,167,675     $114,093,956     $10,874,643     $17,745,781      $  6,499,341
    ============     ==========     ============     ===========     ===========        ==========
       6,344,534         29,489        2,812,266          83,503         575,200           162,316
       3,297,278        415,475        2,313,863         711,286         626,721           537,369
      (1,171,860)       (56,164)        (665,856)        (64,041)       (149,713)          (82,257)
    ------------     ----------     ------------     -----------     -----------        ----------
       8,469,952        388,800        4,460,273         730,748       1,052,208           617,428
    ============     ==========     ============     ===========     ===========        ==========



                       See notes to financial statements.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS


                         NOTES TO FINANCIAL STATEMENTS


 1.  ORGANIZATION AND BUSINESS

     Diversified Investors Variable Funds ("DIVF") is a separate investment account established on November 30, 1993 by AUSA Life Insurance Company, Inc. ("AUSA") under the laws of the State of New York.

     DIVF operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). DIVF holds assets that are segregated from all of AUSA's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by AUSA to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). AUSA is the legal holder of the assets in DIVF.

     DIVF had no assets or operations until August 18, 1994 (commencement of operations). There are currently fourteen subaccounts within DIVF which are available to contract holders of Group Plans, and each invests only in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") or the Calvert Responsibly Invested Balanced Portfolio, a Series of Acacia Capital Corporation ("Calvert") (collectively referred to as the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report. At December 31, 1996, each DIVF Subaccount's investment in the corresponding Portfolios was as follows:


                                                      PERCENTAGE INVESTMENT IN
                             SUBACCOUNT                      PORTFOLIO
                ------------------------------------- ------------------------
                Money Market.........................           12.04%
                High Quality Bond....................            0.11
                Intermediate Government Bond.........           18.65
                Government/Corporate Bond............            5.07
                Balanced.............................           36.16
                Equity Income........................           27.06
                Equity Value.........................            0.69
                Growth & Income......................           10.40
                Equity Growth........................           54.45
                Special Equity.......................            8.80
                Aggressive Equity....................            3.13
                High Yield Bond......................            0.02
                International Equity.................           11.23


 2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:


     The investment by DIVF in the Portfolios reflects DIVF's proportionate interest in the net assets of the Portfolios. The investment in shares of Calvert is stated at net asset value. The DIVF subaccount that invests in Calvert records its security transactions at the prior day's ending net asset value per share. Valuation of securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation policy for Calvert can be found in Note A of its financial statements contained elsewhere in this report.



  B. Investment Income:


     Each DIVF subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  B. Investment Income: (Continued)

determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of investments are determined on the basis of identified cost.


  C. Federal Income Taxes:


     The operations of DIVF form a part of, and are taxed with, the operations of AUSA. AUSA does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributed to DIVF. Based upon this expectation, no charges are currently being deducted from DIVF for federal income tax purposes.


  D. Other:


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 3. FEES AND TRANSACTIONS WITH AFFILIATES


     Because certain subaccounts of DIVF purchase interests in the Portfolios, the net assets of those DIVF Subaccounts reflect the investment management fee charged by Diversified Investment Advisors, Inc. (an affiliate of AUSA), the investment advisor, which provides investment advice and related services for the Portfolios.

     Daily charges to DIVF for mortality and expense risks assumed by AUSA are computed at an annual rate of 0.90%; however, AUSA reserves the right to charge maximum fees of 1.25% upon written notice.


     AUSA has voluntarily undertaken to reimburse fees of the Money Market, High Quality, Equity Income, Equity Growth and International Equity Subaccounts to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10%, 0.15%, 0.47%, 0.60% and 0.18% respectively, of average net assets. AUSA reserves the right to raise these limits upon written notice.



 4. GROUP PLAN ASSUMPTIONS


     On December 31, 1993, AUSA entered into an agreement with The Mutual Life Insurance Company of New York ("MONY") pursuant to which certain contracts issued by MONY to Group Plans may be transferred through assumption reinsurance to AUSA subject to receipt of any necessary state insurance department approvals and authorizations. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of a corresponding MONY separate account and into DIVF. Assets transferred from MONY pursuant to this assumption reinsurance transaction for the years ended December 31, 1996 and 1995, were as follows:

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

 4. GROUP PLAN ASSUMPTIONS (CONTINUED)


                          SUBACCOUNTS                     1996 AMOUNT   1995 AMOUNT
        ------------------------------------------------  -----------   -----------
        Money Market....................................  $  216,407    $1,867,363
        Intermediate Government Bond....................      10,488     8,782,763
        Government/Corporate Bond.......................      18,592     1,841,524
        Balanced........................................      14,962    11,617,343
        Equity Income...................................   2,378,391    29,614,226
        Equity Growth...................................     136,247    19,543,177
        Calvert.........................................       4,201     3,908,172
                                                          ----------    -----------
                                                          $2,779,288    $77,174,568
                                                          ==========    ===========


The amounts related to these assumptions are reflected as proceeds from the issuance of units in the Statements of Changes in Net Assets.



 5. DIVERSIFIED INVESTORS INTERNATIONAL EQUITY PORTFOLIO



     On October 18, 1996, the DIVF Scudder International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund, valued at $14,141,959, and invested the proceeds in the Diversified's Investors
Portfolio -- International Equity Portfolio Subaccount.

FINANCIAL HIGHLIGHTS



     For One Accumulation Unit Outstanding Throughout the Period:


                                                                                                                        GOVERNMENT/
                                                                              HIGH               INTERMEDIATE           CORPORATE
                                                    MONEY MARKET         QUALITY BOND(A)       GOVERNMENT BOND          BOND
                                                     SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              ------------------------   ---------------   ------------------------     ------
                                               1996     1995    1994*+        1996+         1996     1995    1994*+      1996
                                              ------   ------   ------   ---------------   ------   ------   ------     ------
Unit value, beginning of period.............  $14.35   $13.65   $13.44       $ 10.00       $13.84   $12.24   $12.33     $19.63
                                              ------   ------   ------        ------       ------   ------   ------     ------
Income from investment operations:
Net investment income (loss)+++.............    0.66     0.69     0.22          0.19         0.66     0.61     0.24       1.06
Net realized and unrealized gains (losses)
 on investments +++.........................      --     0.01    (0.01)         0.15        (0.29)    0.99    (0.33)     (0.59)
                                              ------   ------   ------        ------       ------   ------   ------     ------
Total from investment operations............    0.66     0.70     0.21          0.34         0.37     1.60    (0.09)      0.47
                                              ------   ------   ------        ------       ------   ------   ------     ------
Unit value, end of period...................  $15.01   $14.35   $13.65       $ 10.34       $14.21   $13.84   $12.24     $20.10
                                              ======   ======   ======        ======       ======   ======   ======     ======
Ratio of net investment income to average
 net assets (net of reimbursement)..........    4.50%    5.05%    4.65%         5.01%        4.73%    4.81%    5.64%      5.42%
Ratio of expenses to average net assets,
 including expenses of the Portfolio (net of
 reimbursement) ++..........................    1.00%    1.01%    1.05%         1.28%        1.30%    1.33%    1.42%      1.29%
Ratio of net investment income to average
 net assets ++..............................    4.19%    4.84%    4.42%         4.99%        4.70%    4.77%    5.64%      5.42%
Ratio of expenses to average net assets,
 including expenses of the Portfolio ++.....    1.32%    1.22%    1.27%         1.29%        1.33%    1.38%    1.42%      1.29%


                                                                            BALANCED                    EQUITY INCOME
                                                                           SUBACCOUNT                     SUBACCOUNT
                                                                    ------------------------       ------------------------
                                               1995    1994*+        1996     1995    1994*+        1996     1995    1994*+
                                              ------   ------       ------   ------   ------       ------   ------   ------
Unit value, beginning of period.............  $16.70   $16.76       $21.25   $16.66   $16.85       $22.48   $16.86   $17.21
                                              ------   ------       ------   ------   ------       ------   ------   ------
Income from investment operations:
Net investment income (loss)+++.............    0.97     0.32         0.56     0.59     0.20         0.50     0.50     0.18
Net realized and unrealized gains (losses)
 on investments +++.........................    1.96    (0.38)        2.81     4.00    (0.39)        3.40     5.12    (0.53)
                                              ------   ------       ------   ------   ------       ------   ------   ------
Total from investment operations............    2.93    (0.06)        3.37     4.59    (0.19)        3.90     5.62    (0.35)
                                              ------   ------       ------   ------   ------       ------   ------   ------
Unit value, end of period...................  $19.63   $16.70       $24.62   $21.25   $16.66       $26.38   $22.48   $16.86
                                              ======   ======       ======   ======   ======       ======   ======   ======
Ratio of net investment income to average
 net assets (net of reimbursement)..........    5.41%    5.64%        2.49%    3.09%    3.47%        2.07%    2.55%    3.09%
Ratio of expenses to average net assets,
 including expenses of the Portfolio (net of
 reimbursement) ++..........................    1.30%    1.36%        1.40%    1.40%    1.47%        1.38%    1.34%    1.44%
Ratio of net investment income to average
 net assets ++..............................    5.42%    5.66%        2.49%    3.07%    3.42%        2.06%    2.50%    3.07%
Ratio of expenses to average net assets,
 including expenses of the Portfolio ++.....    1.30%    1.34%        1.40%    1.42%    1.52%        1.39%    1.39%    1.46%


---------------


   * For the period August 18, 1994 (commencement of operations) to December 31, 1994



  ** For the period August 24, 1994 (commencement of operations) to December 31, 1994



  + All Ratios are annualized



 ++ These ratios have been restated for the years ended 1995 and 1994 to reflect the expenses and reimbursement of expenses allocated from the Portfolios



+++ These amounts have been restated for the year ended 1995 to reflect average shares outstanding



(a)  Commencement of operations, August 20, 1996



(b)  Commencement of operations, May 10, 1996



(c)  Commencement of operations, October 18, 1996

                           ECONOMIC AND MARKET REVIEW

     Economy The pace of the nation's economic growth slowed in the second half of 1996. Final third quarter Gross Domestic Product was revised downward to 2.1% from the previous estimate of 3.2%. While growth for the entire year is expected to be above the Federal Reserve's targeted range of 2.0-2.25%, the moderate growth in the second half of the year seems to have calmed the bond market. Inflation as measured by both the Consumer Price and Producer Price Indices remained under control despite some volatility attributable to the food and energy components. As a result, the Federal Reserve left interest rates unchanged at its November and December Federal Open Market Committee meetings.

     The economy is growing at a moderate pace and inflation remains subdued. As we enter 1997, the debate continues as to whether the economy and inflation are accelerating, and the Federal Reserve needs to tighten; or whether the economy is slowing, and the Federal Reserve needs to begin easing to avoid a recession in 1997. We believe that economic growth and inflation may pick up during 1997. This could result in higher interest rates as we move into the second quarter and a possible Federal Reserve tightening.

     Bonds Long term interest rates started the quarter at 6.92%. In October and November the bond market rallied as interest rates fell across most of the yield curve. The long bond fell to 6.36%, a drop of 56 basis points. The catalysts for the rally were an economy demonstrating moderate growth, accommodating Federal policy, and the maintenance of political balance between Congress and the White House. The rally ended in December as interest rates rose and the long bond finished the quarter at 6.64%. The decline was prompted by investors who felt that the market had moved to an over bought level. For the quarter, the Lehman Brothers Government/Corporate Index rose 3.1% to finish the year with a return of 2.9%.

     Long term interest rates should remain within a range of 6 1/4% to 7% until there is more evidence that economic growth is either accelerating or slowing significantly. If the economy slows, bonds will rally as rates drop below the 6% level toward 5% to 5 1/2%. A more likely scenario is for growth and inflation to pick up into the second quarter with the Fed eventually tightening. Bonds will decline as rates move above 7%. Bonds should then rally later in the year as higher rates slow economic activity.

     Stocks U.S. stocks, as measured by the S&P 500 Index, returned a strong 8.3% in the fourth quarter, bringing the return for 1996 to 22.7%. The robust performance by the market over the past two calendar years has only been matched twice during the past 50 years. The rapid movement in the market during the fourth quarter was brought about by generally better than expected earnings reports for the prior quarter, a declining interest rate environment, and large amounts of cash flowing into equity mutual funds.

     The stock market should continue its upward momentum in early 1997 as the economy grows moderately and interest rates remain stable. Large cap stocks should continue to lead the market while international equities lag. Small cap stocks could bounce back after their sluggish performance in the second half of 1996. As the stock market rallies to more overvalued levels, it becomes increasingly more vulnerable to earnings disappointments. Only a moderately growing economy with low inflation and steady to slightly declining interest rates can sustain a prolonged stock market rally in 1997. More likely stronger growth will unfold in about the second quarter and will result in a moderate correction in the stock market.

                             MONEY MARKET PORTFOLIO

     The Federal Reserve appears to have been very pleased with the soft landing of the economy in 1996 that resulted from their interest rate changes in 1995. With the one last tweak of interest rates in early 1996, placing the Fed Funds rate at 5.25%, the Federal Reserve has sat back and watched the economy show overall moderate growth through the past year. Employment and wages remain strong, but have not skyrocketed out of control. Consumers have generally been restrained although somewhat more optimistic in their buying patterns this year as housing sales were sluggish until rates dropped toward the end of 1996, and as consumers made only moderate increases in Christmas purchases.

     The economy continues on its relatively steady moderate growth path. Federal Reserve members are watching closely for a turn in the economy one way or the other but overall, they seem to be relatively happy with the current economic course. With no pitfalls in sight, we expect the Fed to remain steady with interest rates through most of 1997. Late 1997 data may provide information that will lead to a very modest change in interest rates as another pre-emptive move by the Fed.

     The interest rate curve remains relatively flat. Investors are predicting a steady course in interest rates by the Federal Reserve. We are therefore generally running an average portfolio maturity of 45 days, while taking advantage of market anomalies that periodically occur in one particular maturity or another. At 12/31/96, the average maturity was 35 days, shorter than usual to take advantage of the year end spike in short maturity interest rates.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were 5.18% and 5.19%, respectively as of December 31, 1996, after changes imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

                          HIGH QUALITY BOND PORTFOLIO

     High Quality Bond investors surely saved the best for last in 1996 as the Portfolio enjoyed its highest quarterly returns of the year. The Merrill Lynch 1-3 Year Treasury Index posted a solid 1.9% return for the three month period, helping to boost one year returns to 5%. The High Quality Bond Portfolio outperformed the benchmark every quarter in 1996, culminating in a 5.5% return for the year.

     October opened the quarter with rising bond prices. Leading economic indicators released during the month suggested a slowdown in economic activity and benign inflation at both the producer and consumer levels, supporting the bond market's rally. Economic indicators included an unexpectedly weak employment report, lower employment costs, and declining housing starts, all contributing to lower yields by the end of October.

     The bond market viewed November's Election Day results favorably, as the Democrats retained the White House, and Republicans held their majorities in the House and Senate. Bond investors hoped the political mix would yield continued slow growth and benign inflation, a mix that has worked nicely for bonds. Investors were not disappointed as the continued slow growth/benign inflation scenario fostered rising bond values. November's economic indicators reported a slowdown in retail sales, a tame Consumer Price Index (CPI) report, and a fifth straight month of declining existing home sales, driving yields down further.

     December dampened the bond market's spirit. Federal Reserve Chairman Alan Greenspan opened the month suggesting that values of U.S. assets were too high, leaving investors worried about possible Federal Reserve tightening. Reports of brisk holiday sales early in December suggested signs of accelerated economic activity, forcing yields higher. Although the Federal Open Market Committee
(FOMC) left rates unchanged at its December 17th meeting, several month-end indicators pointed towards accelerated growth. Higher than expected consumer confidence, combined with a sharp resurgence of existing and new home sales, contributed to lower bond prices by month end, dampening an overall positive quarter.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     Bonds, as measured by the Lehman Brothers Intermediate Government Index, gained 2.3% for the three month period ending December 31, the highest calendar quarterly return in 1996. The total return for bonds for the year ended December 31, 1996 was 4.1%. In contrast to last year, shorter-term securities generally outperformed longer-term issues, which were much more affected by the rise in interest rates over the period. Much of the performance in the fourth quarter could be attributed to falling interest rates in October and November. There was a back-up in rates in December due to renewed fears that strong economic activity would be followed by a pick-up in inflation.

                                      F-14A

     The quarter began on a positive note for bond investors, as much of the data released in October measuring levels of economic activity indicated a continued slowing from the rapid advance of the second quarter. Reports on new job creation, which probably raised inflation concerns among bond traders more than any other indicator throughout the year, were far weaker than anticipated. Moreover, closely watched measures of employment costs were lower as well. Together with a drop in consumer confidence levels and slower home sales, bonds in this sector had their best one month return since May, 1995. November was similar in that generally weaker than expected economic data, coupled with favorable inflation readings, pushed bond yields down, resulting in solid returns for the month. December, however, was not as positive as the previous two months. Bonds in most sectors posted negative returns. Many of the economic releases in the last few weeks of the year pointed toward a possible rebound in activity. Although inflation indicators remained within expectations, many bond traders feared the prospect of stronger growth would finally cause inflation to become a problem in the future.

     The Portfolio maintained a duration slightly shorter than that of its benchmark, the Lehman Intermediate Government Bond Index, throughout the fourth quarter of this year. It is expected to be managed to a duration close to that of its benchmark over the near term. The Portfolio will continue to eliminate credit risk by seeking and holding only high quality Government issues.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

     Although there were significant moves in bond yields this quarter, the market did not experience the same day-to-day volatility associated with the third quarter of 1996. Except for the very shortest maturities, bond prices ended this period higher than where they started, which translated into positive returns for investors. Bonds in the Lehman Brothers Government/Corporate Index gained 3.1% for the three months ending December 31, bringing the total return for 1996 to 2.9%. Returns in October and November were responsible for all of this quarter's gain, as stronger than expected economic reports in December caused the market to see negative returns.

     Early in the quarter, the bond market continued a rally that began when the Federal Open Market Committee (FOMC), the policy arm of the Federal Reserve Bank, decided to leave interest rates unchanged at their September meeting. Bond prices were bid higher as traders believed the long awaited, but never enacted, bump-up in rates by the Fed would not happen this year. A hands-off policy by the Federal Reserve, coupled with lackluster economic data, suggested slower growth in the months ahead. October returns were the strongest in sixteen months. In November, the market again saw weaker than expected employment reports, lower consumer confidence levels, and no rebound in retail sales figures. No increase in interest rates at the November FOMC meeting and strong foreign demand for U.S. fixed income securities completed the picture, so that bonds again had solid returns. There seemed, however, to be a dramatic turnaround in market sentiment in December. Indicators on housing, employment, and consumer confidence were all reported higher than anticipated. Continued favorable inflation readings and a decision to leave rates unchanged at the Federal Reserve's December meeting couldn't reverse the trend toward higher bond yields. Returns for the month were negative due to concerns the tight labor markets could result in wage inflation.

     The Portfolio benefited from its overweighting of corporate issues relative to the Index during the period. Generally, Government issues were not able to match the returns of most of the corporate sectors. The Portfolio was maintained at about the same duration as its benchmark index during the quarter, but may extend relative to the benchmark should yields climb to levels where these bonds could be considered undervalued.

                           HIGH YIELD BOND PORTFOLIO

     As measured by the Salomon Brothers Cash Pay Index, the high yield bond market returned 3.7% for the fourth quarter of 1996, beating most other fixed income indices. For the year, bonds in this sector gained over 10%, more than doubling the return of most investment-grade bond measures. Heavy investor demand and a benign economic backdrop supported the advance. Credit quality had a noticeable impact on return for the

                                      F-14B
quarter. BB-rated issues returned 4.4%, outperforming both the lower quality B's (3.9%), and lower rated CCC's (-3.1%) during the period.

     Despite the compression of spreads during the year, demand for high yield securities remains strong. Faced with an aging bull market in stocks and a shortage of high income alternatives, investors have poured cash into high yield mutual funds at an unparalleled rate. More new monies flowed into high yield market this year than in any other year. Heavy investor demand and secular low interest rates have also spurred new high yield issuance into record territory, with $80 billion of new issues this year. Investor uncertainty regarding the economy, stocks, and interest rates continues to benefit the high yield bond market. While individuals in need of high income remain the market's core constituency, both retail and institutional investors are increasingly embracing high yield as a refuge. These bonds offer equity-like returns, but have risk characteristics closer to investment grade debt issues. With a yield roughly comparable to the long term return on common stocks, low correlation to the broad stock and bond markets, and a roster of names familiar in most households, the market is entering the mainstream of investment alternatives. The high yield market has grown in size from $220 billion in 1991 to about $400 billion as of year end. These issues now comprise 25% of the total corporate bonds outstanding.

     The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong, especially in light of the recent volatility of the broader stock and bond markets. The Portfolio remains defensively positioned with respect to industry exposure, and slightly overweighted in top tier BB rated issues relative to the Salomon Index.

                               BALANCED PORTFOLIO

     Balanced portfolios, as measured by a 60/40 mix of the S&P 500 and the Lehman Government/Corporate Index, posted their highest quarterly returns of the year of 6.3%. Bonds had their strongest return in 1996 due to perceptions of slowing growth and continued favorable inflation readings over the period. Equity returns, however, were clearly the determining force for the strong gain in the Index. As has been true for most of the year, stocks were helped by low levels of interest rates over the period and a healthy growth in corporate profits.

     Asset allocation and equity sector returns had the greatest impact on the quarterly results of the Balanced Fund. The Portfolio increased its equity exposure throughout the quarter. This helped performance relative to the Index in a period in which equities outperformed bonds. The Portfolio finished the year with a 62% weighting in stocks, slightly higher than the benchmark's 60%.

     Although the S&P 500 returned 8.4% for the quarter, financial and technology issues gained 13.5% and 13.1% respectively. Financial institutions, like banks, were positively impacted by lower interest rates over the last three months. However, bank shares were bid higher more due to their improved balanced sheets, solid dividend and earnings growth, and the reduction in loan losses. The Balanced Portfolio was equally weighted versus the Index in this sector. Individual issues that did well within the Portfolio during the quarter included Travelers (23.5%) and Citicorp (14.2%).

     Technology, up 40%, was the best performing sector of the market this year. This industry continues to benefit from soaring demand, as companies are more determined than ever to increase productivity. More than 50% of capital spending by businesses is now technology related. The Portfolio was slightly underweighted versus the Index over the quarter. However, impressive returns of individual issues helped the technology sector to an overall 14.1% gain over the past three months, with Nokia Corp. (30.2%) and International Business Machines (22%) leading the way.

                            EQUITY INCOME PORTFOLIO

     In the fourth quarter, equity income investing, as measured by the Lipper Equity Income Index, posted its best results for the year with a total return of about 7.5%. This puts the total return for the past year at 17.9% and brings performance over the past two years to about 53%. The Index thus enjoyed its best two year

                                      F-14C
period since 1981-1982 when it returned over 60%. However, as in 1995, these more conservative equity strategies failed to beat the rapidly advancing S&P 500 Index, which returned 23.3% for the year. The key factors behind the market's advance in the fourth quarter were declining interest rates, fairly strong corporate profits, and election results which preserved the political status quo in Washington.

     Fourth quarter performance of the Equity Income Portfolio was most influenced by the technology, energy, and cyclical sectors. The technology sector was a source of weakness due to a lack of exposure to some of the sector's best performing industries, such as networking and software companies. It is difficult to reconcile these types of holdings with the Portfolio's yield oriented, value strategy, inasmuch as these industries predominantly contain growth companies which pay little or no dividends.

     The energy sector of the Portfolio underperformed due to stock selection. Holdings in this area are biased toward oil and oil service companies, such as Mobil, Chevron, and McDermott International, which were negatively impacted by company specific news. Mobil underperformed following reports that declining prices for some of its key chemical products, and shutdowns at several U.S. refineries hurt earnings. Chevron, also hurt by lower chemical prices suffered a decline in refining profits last quarter. McDermott International shares fell after the company said it expects to report a fiscal second quarter loss and could cut its dividend. This company has since been eliminated from the Equity Income Portfolio.

     The cyclical sector enhanced total return, as holdings in auto and rail stocks rallied sharply. General Motors and Chrysler were both up over 16%. Both companies announced that third quarter profits more than doubled and easily topped analyst expectations. Conrail stock appreciated about 40% due to its pending merger with CSX and was the Portfolio's best performer.

                             EQUITY VALUE PORTFOLIO

     Value investing, as measured by the Russell 1000 Value Index, performed well in the fourth quarter by posting a 9.8% return. This capped-off a very strong year as the Index returned 21.6%. The quarter's strong result was largely attributable to the energy, utility and finance sectors, which comprise approximately 60% of the Index's total weight. The energy stocks benefited from the rising cost of crude oil and from generally better than expected earnings from oil producers and service companies. Investors believe that increased global demand will add to already strong profit growth. The utility and finance sectors, which tend to be very interest rate sensitive, ascended due to falling bond yields. The finance sector also was aided by brokerage and investment firms, which posted strong earnings.

     Performance of the Portfolio was enhanced by the utility and consumer non-cyclical sectors, while the basic industry and consumer cyclical sectors detracted from the quarter's performance. The utility sector returned approximately 13% for the Portfolio and was the best performer for the quarter. The primary determinants were telephone stocks which bounced back after underperforming the previous nine months. In an environment where interest rates are falling, the dividend yield is enhanced making these stocks very attractive to investors. In addition, Federal regulators moved to allow the regional telephone companies to continue levying access charges on long distance providers. Stocks which directly contributed were AT&T Corp., NYNEX Corp., and GTE Corp.

     The consumer non-cyclical sector, dominated by health care related companies such as HMO's, ethical drug companies and acute care providers, benefited from the November election as Washington was kept status-quo. A Republican controlled Congress makes any kind of health care reform less likely. Now that such a reform is put to rest, investors are confident that managed care providers will be able to raise premiums more easily and spend less on care, ultimately helping the bottom line.

     The basic industry sector has not had the ability to raise prices and is also ailing from unsatisfactory levels of demand. Moreover, profits are being squeezed as rising cost of raw materials, particularly sources of energy, are causing profit margins to fall. The consumer cyclical sector fell prey to expectations that economic growth will continue to slow. Retailing in particular detracted from sector returns since holiday sales were not as robust as originally anticipated.

                                      F-14D

                           GROWTH & INCOME PORTFOLIO

     Growth & Income investors generally saw their best returns of the year in the fourth quarter. The Lipper Growth & Income Index returned 7.8% for the quarter and finished the year with a total return of over 20%. This marks only the fourth time in the Index's 25 year history that it has gained over 20% for two consecutive calendar years. Additionally, 1996 results compared favorably with other investment styles, as measured by the Lipper Equity Income, Growth, and Small Company Indices. One of the key factors in the relative strength of Growth & Income funds in general was uncertainty over the state of the economy, bringing investors' focus towards larger companies with stable earnings growth. Typically, these companies are prominently represented in Growth & Income funds. In the fourth quarter, the advance of the equity markets could be attributed to an accommodative Federal Reserve, good earnings reports, and election results which preserved the political balance in Washington.

     Fourth quarter performance of the Growth & Income Portfolio was mixed as weakness in the non-cyclical sector was mitigated by strength in the Portfolio's basic industry and financial stocks. The non-cyclical area was hurt by stock selection because company specific news on some larger holdings (Clorox and Nike) was viewed unfavorably by investors. Clorox announced that it plans to finance its proposed acquisition of Armor All Products with debt issuance. Some felt that this may hurt its earnings somewhat in the near term. Nike shares failed to keep pace with the market. Some analysts lowered their estimates for fiscal second quarter earnings because of rising the company's operating costs. Nike recently signed golf sensation Tiger Woods to a multimillion dollar endorsement contract and also opened a new NikeTown store.

     The basic industry sector was a source of value added. This can be attributed to Putnam's strict growth criterion steering the Portfolio away from the area's worst performing industries. The Portfolio had essentially no exposure to specialty chemical and/or forest product stocks which were both generally weak due to poor prospects for earnings growth. Finance stocks within the Portfolio were particularly strong returning about 15% as a group. This sector was led by money center banks such as BankAmerica and Citicorp which both outperformed. These issues continue to benefit from stronger than anticipated earnings and the positive sentiment created by declining interest rates.

                            EQUITY GROWTH PORTFOLIO

     Growth Fund investing, as measured by the Lipper Growth Fund Index, finished the year strongly with a fourth quarter total return of 5.8%. This brings performance for all of 1996 to 17.5%. This performance is generally in line with the 19.5% average return for equity funds tracked by Lipper, and is well ahead of the average fixed income return of 4.7%. Moreover, annual results were quite good relative to historical standards as calendar year returns for the Growth Fund Index of better than 17% had occurred only twelve times since 1970. Some of the catalysts which propelled the equity markets to record highs in the fourth quarter were declining interest rates, corporate profits generally exceeding expectations, and mutual funds continuing to receive large cash flows from investors.

     Fourth quarter performance of the Growth Portfolio was most influenced by the technology and consumer cyclical sectors. Technology was a source of value added due to sector emphasis. Throughout the period, the Portfolio maintained a relatively high weighting in this group, which generally outperformed. S&P 500 technology stocks returned about 13%, as investors, uncertain about the state of the economy, focused on this group whose secular growth prospects still seem relatively strong. Microsoft and 3Com were two of the Portfolio's best performers in this sector. Microsoft, which had exhibited tremendous relative strength all year, rallied an additional 25% in the fourth quarter due to stronger than anticipated earnings. 3Com advanced about 22% after the company stated that they expect increasing profit margins and sales growth for the next few quarters.

     The consumer cyclical sector of the Portfolio detracted from total return from both sector allocation and stock selection perspectives. S&P 500 cyclical stocks returned only 1.6% for the quarter and were among the broad market's worst performing groups. This proved somewhat troublesome for the Portfolio, which maintained a healthy allocation to the sector. In addition, company specific news, particularly in the specialty

                                      F-14E
retailing area, caused some issues to decline. Lowe's shares fell after the home improvement retailer said fourth quarter earnings would fall below analysts' expectations. CompUSA was hurt by slow sales growth for the quarter. Management cited a shorter Christmas shopping season and consumer anticipation of new products as key factors.

                            SPECIAL EQUITY PORTFOLIO

     As the famous Hall of Fame catcher Yogi Berra once said, "It's deja-vu all over again." There couldn't have been a more fitting phrase to summarize the performance of small company stocks relative to their brethren large company stocks, in 1996. The Russell 2000 Index, a small company index, returned 16.5%, while the S&P 500 Index, a measure of large company stocks, returned 23.3%, bettering the performance of small company stocks for the third consecutive year. The relative underperformance of the small company stocks is largely attributable to investors flocking to the comfort of more liquid, blue chip names, due to uncertainty about the economy, interest rates, earnings, and to relatively high valuations in the market. This frenzy for large company stocks is not uncommon in late cycles of a bull market.

     Despite this, 1996 was another year in which the Special Equity Portfolio demonstrated superior results versus its benchmark, the Russell 2000 Index. More impressive was the Portfolio's ability to post a return comparable to the S&P 500 Index. The multiple manager approach utilized within the Portfolio continues to provide superior results, while reducing the risks associated with this style of investing.

     During the fourth quarter, the Portfolio was helped by the consumer cyclical sector, while the industrial and basic industry sectors were primary detractors. The consumer cyclical sector's outperformance was largely associated with the Portfolio's exposure to air transportation, publishing and the trucking stocks, with returns of approximately 11.7%, 12.5%, and 6.8%, respectively. The air freight companies did well as volume either matched or exceeded investors expected levels. The trucking and publishing stocks benefited from generally strong earnings reports.

     The largest detractor to performance was the industrial sector, led by capital equipment, multiple industry and metal fabrication stocks. There was no common underlying theme for this sector's performance as much as issues specific to certain companies.

     The basic industry sector's underperformance was linked to lackluster levels of demand and a slowing global economic environment. The latter has made it nearly impossible to raise prices on products that companies manufacture. Moreover, the cost of materials needed to manufacture products, such as energy, have increased, causing profit margins to decline.

                          AGGRESSIVE EQUITY PORTFOLIO

     The fourth quarter proved turbulent for Aggressive Equity investors, as the benchmark Russell 2000 Growth Index posted a .3% gain. October set the tone for the quarter. Growth investors experienced broad losses largely due to investors favoring more liquid, less volatile securities. Although November was more profitable for Aggressive Equity investors, with positive returns, the trend continued toward brand name blue chip issues, where returns were more favorable. Growth oriented investors experienced a mediocre December, as the Russell 2000 Growth Index posted a gain of 2% for the final month of the year. Aggressive Equity investments underperformed the benchmark for the quarter.

     The Aggressive Equity Portfolio remained heavily weighted in technology, and therefore did not partake in the gains of energy, the hottest sector of the Russell 2000 Growth Index for the quarter. The Portfolio's technology issues had mixed returns, with some stocks experiencing broad losses. Cascade Communications, which makes equipment that links and routes phone calls within computer networks, could not sustain blistering 1996 growth through the fourth quarter, as the company announced lower than expected revenue. Sun Microsystems, a supplier of high-performance workstations, received intense pressure from rivals in the workstation market. Sun was prompted to slash prices, draining profits and gross margins.

                                      F-14F

     Although Aggressive Equity investors generally underperformed in the quarter, several issues in the Portfolio managed to enjoy significant gains because investors favored issues with larger market capitalizations. Stocks of larger companies are perceived as being more liquid in today's volatile market. Intel Corp. posted big gains for the Portfolio over the quarter, as technology analysts expect increased earnings in 1997. The semiconductor company's earnings are poised for large gains because many corporate customers are planning upgrades. Dell Computer Corp. has already benefited from increased corporate demand. Revenue jumped 42%, helped in part by an 80% increase in notebook computer sales. Microsoft was also included in the list of large cap performers as it expects to increase spending on research and development six-fold in 1997, creating the world's largest computer science lab. The software leader will continue to develop new internet products including technology for letting people make video phone calls using the Internet.

     The Portfolio also enjoyed strong performance from pharmaceutical companies in the consumer non-cyclical sector. In a quest to reduce costs, many managed health-care companies are recommending more use of medications. The expectation is to avoid expensive surgery or long-term care by solving a medical problem earlier through medication. Bristol-Myers Squibb, producing drugs to treat cholesterol, and Pfizer, producing drugs to combat depression, enjoyed strong fourth quarter performance. Pharmaceutical companies also rallied in response to November's election results, where a Republican controlled Congress has dimmed prospects for any efforts by President Clinton for health care reform in his second term.

                         INTERNATIONAL EQUITY PORTFOLIO

     U.S. investors in foreign markets experienced lackluster yet positive returns as 1996 came to a close, with the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index up 1.7% for the final quarter of the year. Of the 22 countries which make up the Index, 20 had positive returns as measured in U.S. dollars, and all but one were positive when viewed in terms of local currency. Spain, Norway and Finland led the way while Japan trailed, posting its second negative 1996 quarterly return.

     Japanese market losses were intensified by an 11.1% depreciation of the yen. This depreciation, together with an easing monetary policy and a good economic rebound for the country, should have helped boost Japan's stock market over the past year. However, overriding factors caused Japanese returns to falter. Among these were lagging profit growth, sluggish economic and corporate restructuring, and concern in the markets over a tighter fiscal policy in the new year as the government moves to repair the worst fiscal deficit of the major industrial countries. On a prospective basis, although Japan's prospects currently appear dim, this is one country whose markets can gain if and when interest rates rise since such a trend will signal a powerful economic recovery.

     In Europe, the news over the past year has been dominated by the European Union's execution of strategies that will eventually bring about a single currency for all. Specifically, the emphasis was on "convergence" -- narrowing the gap in interest rates among the 15 member countries. The goal is for the Italian lira, for example, to be no different than Germany's deutsche mark by the year 2000. A side effect of convergence measures was a huge bond market rally across the Continent as rates fell, with stock markets consequently posting healthy gains. Another overriding trend in Europe is the beginning of American-style corporate restructuring. This is unfamiliar territory for traditionally paternalistic European corporations. However, underperforming businesses should benefit as companies opt to enhance shareholder value by aggressively cutting costs.

     Looking forward, it is possible that Alan Greenspan's question about "irrational exuberance" as applied to the U.S. market could also be relevant to most of the developed markets outside Japan. There are signs that European economies are finally emerging from two sluggish years with low inflation and monetary authorities therefore unlikely to hike interest rates. Looming over the Continent is the threat of a U.S. market correction should the Federal Reserve elect to tighten monetary policy. Whenever U.S. market returns faltered last year in the face of a possible Fed tightening, Europe's markets also stumbled.

                                      F-14G

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities of Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for each of the Portfolios other than the Equity Value Portfolio and Aggressive Equity Portfolio for which the periods are from April 19, 1996 (commencement of operations) to December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Diversified Investors Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York

February 10, 1997

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                             INTERMEDIATE    GOVERNMENT/
                                  MONEY           HIGH        GOVERNMENT      CORPORATE                       EQUITY
                                  MARKET      QUALITY BOND       BOND            BOND         BALANCED        INCOME
                               ------------   ------------   -------------   ------------   ------------   ------------
ASSETS:
Securities, at cost..........  $185,029,634   $194,090,614   $ 118,789,459   $323,055,033   $273,163,752   $760,718,204
                               ============   ============    ============   ============   ============   ============
Securities, at market........  $185,029,634   $194,122,807   $ 118,462,438   $328,052,630   $291,482,580   $989,350,281
Repurchase agreement, at
 value.......................            --      4,346,634          35,994         52,064      2,456,326         26,914
Cash.........................        55,534             --         272,437             --             --         24,843
Foreign currency holdings, at
 value (cost $612)...........
Receivable for securities
 sold........................            --        110,127              --             --             --        452,910
Receivable for foreign
 currency forward
 contracts...................            --             --              --             --             --             --
Interest receivable..........           193      2,226,143         959,953      4,696,158      1,413,326            105
Dividends receivable.........            --             --              --             --        241,387      1,843,283
Receivable from securities
 lending.....................            --            170           4,044             --             --             --
Reimbursement from advisor...            --             --           4,884             --         14,213          1,087
                               ------------   ------------    ------------   ------------   ------------   ------------
         Total assets........   185,085,361    200,805,881     119,739,750    332,800,852    295,607,832    991,699,423
                               ------------   ------------    ------------   ------------   ------------   ------------
LIABILITIES:
Deposit for securities
 loaned......................            --      3,417,000      16,628,750      9,969,600     30,543,450     30,492,400
Payable for securities
 loaned......................            --             --              --         19,264         16,667         10,038
Payable for securities
 purchased...................            --             --              --             --             --      3,890,433
Payable for foreign currency
 forward contracts...........            --             --              --             --             --             --
Payable to advisor...........         7,901         12,209              --          2,904             --             --
Accrued expenses:
 Investment advisory fees....        43,277         63,279          34,105         98,085        106,456        385,563
 Custody fees................         3,324             --              --         17,404         12,056         55,314
 Professional fees...........        15,038         14,999          13,080         13,254         14,451         28,996
 Reports to shareholders.....         1,323          1,360             633          1,501          1,619          6,120
 Miscellaneous fees..........         2,244          2,371           3,302          2,823          3,294          9,890
                               ------------   ------------    ------------   ------------   ------------   ------------
         Total liabilities...        73,107      3,511,218      16,679,870     10,124,835     30,697,993     34,878,754
                               ------------   ------------    ------------   ------------   ------------   ------------
         NET ASSETS..........  $185,012,254   $197,294,663   $ 103,059,880   $322,676,017   $264,909,839   $956,820,669
                               ============   ============    ============   ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital.............  $185,012,254   $197,262,470   $ 103,386,901   $317,678,420   $246,591,011   $728,188,592
 Net unrealized appreciation
   (depreciation) on
   securities................            --         32,193        (327,021)     4,997,597     18,318,828    228,632,077
 Net unrealized appreciation
   on translation of assets
   and liabilities in foreign
   currencies................            --             --              --             --             --             --
                               ------------   ------------    ------------   ------------   ------------   ------------
         NET ASSETS..........  $185,012,254   $197,294,663   $ 103,059,880   $322,676,017   $264,909,839   $956,820,669
                               ============   ============    ============   ============   ============   ============

                       See notes to financial statements.

        EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE         INCOME         GROWTH         EQUITY        EQUITY         BOND           EQUITY
      -----------   ------------   ------------   ------------   -----------   -----------   --------------
      $26,959,909   $192,911,663   $276,480,203   $446,828,750   $14,563,091   $12,969,120    $ 126,340,686
      ===========   ============   ============   ============   ===========   ===========     ============
      $28,527,741   $214,948,333   $290,199,537   $524,487,533   $14,798,550   $13,341,450    $ 138,412,521
        1,693,498      6,969,777      6,063,591     44,826,526     1,393,598     1,751,451        8,711,664
               --             --             --             --            --            --               --
                                                                                                        597
           45,355             --      3,678,252      1,702,254            --            --          600,679
               --             --             --             --            --            --          425,249
               --             --            120             --            --       306,105           37,258
           54,436        256,354        213,394        330,003           200            --          346,211
               --          5,282         23,099          5,466            --            --               --
           25,881             --             --        271,382        13,002         5,118           14,632
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
       30,346,911    222,179,746    300,177,993    571,623,164    16,205,350    15,404,124      148,548,811
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
               --     13,875,100             --     54,293,050            --            --               --
               --             --             --             --            --            --               --
        1,257,288        536,120        859,543      9,382,748       679,437            --          132,503
               --             --             --             --            --            --           74,068
               --          7,664         10,867             --            --            --               --
           14,349        114,836        156,083        629,284        13,188         7,137           95,010
           21,977         16,805          5,450         27,902        14,270           114           33,450
           10,996         12,433         13,515         14,293        10,838        16,648           21,121
              189          1,420          1,552          6,574            86           121              152
            8,599          2,942          3,297          5,070         8,401         7,418            7,610
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
        1,313,398     14,567,320      1,050,307     64,358,921       726,220        31,438          363,914
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $ 148,184,897
      ===========   ============   ============   ============   ===========   ===========     ============
      $27,465,681   $185,575,756   $285,408,352   $429,605,460   $15,243,671   $15,000,356    $ 135,763,072
        1,567,832     22,036,670     13,719,334     77,658,783       235,459       372,330       12,071,835
               --             --             --             --            --            --          349,990
      -----------   ------------   ------------   ------------   -----------   -----------     ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $ 148,184,897
      ===========   ============   ============   ============   ===========   ===========     ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                INTERMEDIATE   GOVERNMENT/
                                      MONEY          HIGH        GOVERNMENT     CORPORATE                      EQUITY
                                      MARKET     QUALITY BOND       BOND           BOND        BALANCED        INCOME
                                    ----------   ------------   ------------   ------------   -----------   ------------
Investment income:
  Dividend income.................. $       --   $        --    $         --   $         --   $ 2,558,348   $ 24,105,695
  Less withholding tax.............         --            --              --             --        29,310         27,363
  Interest income..................  9,760,937    11,653,443       5,846,155     23,444,967     6,061,234      5,661,475
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Total income..............  9,760,937    11,653,443       5,846,155     23,444,967     8,590,272     29,739,807
                                    -----------  -----------    ------------   ------------   ------------  ------------
Expenses:
  Investment advisory fees.........    445,832       627,049         340,989      1,232,524       995,489      3,895,211
  Custody fees.....................     45,297        39,474          34,276         85,984        62,393        186,413
  Professional fees................     22,338        23,564          20,891         22,528        23,323         44,998
  Reports to shareholders..........      2,148         2,272           1,125          3,396         2,845         10,746
  Miscellaneous fees...............     17,525        17,715          17,480         19,438        18,592         30,709
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Total expenses............    533,140       710,074         414,761      1,363,870     1,102,642      4,168,077
Expenses waived by the investment
  advisor..........................        680            --          27,685             --            --             --
                                    -----------  -----------    ------------   ------------   ------------  ------------
         Net expenses..............    532,460       710,074         387,076      1,363,870     1,102,642      4,168,077
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net investment income (loss).......  9,228,477    10,943,369       5,459,079     22,081,097     7,487,630     25,571,730
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies:
  Net realized gains (losses) on
    securities.....................     (8,786)      (34,374)       (586,993)      (913,114)   23,946,320     39,593,303
  Net realized gains on foreign
    currency transactions..........         --            --              --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities.....................         --    (1,571,971)     (1,394,326)   (11,013,287)    3,998,704     83,552,175
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies.............         --            --              --             --            --             --
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies...............     (8,786)   (1,606,345)     (1,981,319)   (11,926,401)   27,945,024    123,145,478
                                    -----------  -----------    ------------   ------------   ------------  ------------
Net increase in net assets
  resulting from operations........ $9,219,691   $ 9,337,024    $  3,477,760   $ 10,154,696   $35,432,654   $148,717,208
                                    ===========  ===========    ============   ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

       EQUITY      GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
       VALUE*       INCOME        GROWTH        EQUITY       EQUITY*        BOND         EQUITY
     ----------   -----------   -----------   -----------   ----------   ----------   -------------
     $  288,192   $ 2,447,876   $   800,318   $ 2,576,979    $  7,542    $       --    $  1,933,704
             --        11,760            --         7,724          --            --         193,860
         41,011       480,282       596,092     1,850,409      19,676       983,639         421,402
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
        329,203     2,916,398     1,396,410     4,419,664      27,218       983,639       2,161,246
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
         84,055     1,052,349     1,730,632     3,255,893      95,060        60,742         799,760
         41,576        84,559        55,663       194,409      28,524        43,101         185,048
         17,932        21,706        22,507        25,638      17,734        18,462          25,981
            305         2,444         3,022         9,078         164           150           1,542
         14,699        17,978        18,845        21,673      14,482        15,131          16,596
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
        158,567     1,179,036     1,830,669     3,506,691     155,964       137,586       1,028,927
         70,088        39,117         1,462        47,350      57,964        72,277          69,256
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
         88,479     1,139,919     1,829,207     3,459,341      98,000        65,309         959,671
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
        240,724     1,776,479      (432,797)      960,323     (70,782)      918,330       1,201,575
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
        910,307    16,329,122    64,682,669    55,282,281     594,156       (43,340)      2,640,559
             --            --            --            --          --            --         478,445
      1,567,832    13,845,816   (25,830,434)   32,173,450     235,459       210,284      10,896,919
             --            --            --            --          --            --         190,167
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
      2,478,139    30,174,938    38,852,235    87,455,731     829,615       166,944      14,206,090
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------  ------------
     $2,718,863   $31,951,417   $38,419,438   $88,416,054    $758,833    $1,085,274    $ 15,407,665
     ===========  ============  ===========   ===========   ===========  ============  ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            INTERMEDIATE   GOVERNMENT/
                                                   MONEY          HIGH       GOVERNMENT     CORPORATE
                                                   MARKET     QUALITY BOND      BOND           BOND        BALANCED
                                                ------------  ------------  -------------  ------------  ------------
From operations:
  Net investment income (loss)................. $  9,228,477  $ 10,943,369  $   5,459,079  $ 22,081,097  $  7,487,630
  Net realized gains (losses) on securities....       (8,786)      (34,374)      (586,993)     (913,114)   23,946,320
  Net realized gains on foreign currency
    transactions...............................           --            --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on securities...............           --    (1,571,971)    (1,394,326)  (11,013,287)    3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................           --            --             --            --            --
                                                ------------  ------------   ------------  ------------  ------------
  Net increase in net assets resulting from
    operations.................................    9,219,691     9,337,024      3,477,760    10,154,696    35,432,654
                                                ------------  ------------   ------------  ------------  ------------
From capital transactions:
  Proceeds from capital invested...............  574,726,828   132,353,083     50,100,883   107,972,231   106,232,881
  Value of capital withdrawn...................  540,572,513   116,921,547     36,510,377   131,990,320    43,788,651
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................   34,154,315    15,431,536     13,590,506   (24,018,089)   62,444,230
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets..........   43,374,006    24,768,560     17,068,266   (13,863,393)   97,876,884
Net assets:
  Beginning of year............................  141,638,248   172,526,103     85,991,614   336,539,410   167,032,955
                                                ------------  ------------   ------------  ------------  ------------
  End of year.................................. $185,012,254  $197,294,663  $ 103,059,880  $322,676,017  $264,909,839
                                                ============  ============   ============  ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

        EQUITY       EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
        INCOME       VALUE*        INCOME        GROWTH         EQUITY       EQUITY*       BOND         EQUITY
     ------------  -----------  ------------  ------------   ------------  -----------  -----------  -------------
     $ 25,571,730  $   240,724  $  1,776,479  $   (432,797)  $    960,323  $   (70,782)     918,330  $   1,201,575
       39,593,303      910,307    16,329,122    64,682,669     55,282,281      594,156      (43,340)     2,640,559
               --           --            --            --             --           --           --        478,445
       83,552,175    1,567,832    13,845,816   (25,830,434)    32,173,450      235,459      210,284     10,896,919
               --           --            --            --             --           --           --        190,167
     ------------  ------------  -----------  ------------   ------------  -----------  ------------  ------------
      148,717,208    2,718,863    31,951,417    38,419,438     88,416,054      758,833    1,085,274     15,407,665
     ------------  ------------  -----------  ------------   ------------  -----------  ------------  ------------
      293,027,464   28,849,346   146,312,325   136,832,312    247,735,078   20,875,494    7,896,234     77,505,278
      249,226,533    2,534,696    95,463,047    98,486,454    144,345,114    6,155,197    2,606,417     28,174,361
     ------------  ------------  -----------  ------------   ------------  -----------  ------------  ------------
       43,800,931   26,314,650    50,849,278    38,345,858    103,389,964   14,720,297    5,289,817     49,330,917
     ------------  ------------  -----------  ------------   ------------  -----------  ------------  ------------
      192,518,139   29,033,513    82,800,695    76,765,296    191,806,018   15,479,130    6,375,091     64,738,582
      764,302,530           --   124,811,731   222,362,390    315,458,225           --    8,997,595     83,446,315
     ------------  ------------  -----------  ------------   ------------  -----------  ------------  ------------
     $956,820,669  $29,033,513  $207,612,426  $299,127,686   $507,264,243  $15,479,130  $15,372,686  $ 148,184,897
     ============  ============  ===========  ============   ============  ===========  ============  ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                     INTERMEDIATE      GOVERNMENT/
                                                      MONEY             HIGH          GOVERNMENT        CORPORATE
                                                      MARKET        QUALITY BOND         BOND              BOND
                                                   ------------     ------------     -------------     ------------
From operations:
  Net investment income........................    $  8,949,654     $  9,914,104     $   4,558,386     $ 18,181,947
  Net realized gains (losses) on securities....          (4,226)        (634,835)          379,479        1,365,500
  Net realized (losses) on foreign currency
    transactions...............................              --               --                --               --
  Net change in unrealized appreciation on
    securities.................................              --        7,048,911         5,777,385       29,472,541
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................              --               --                --               --
                                                   ------------     ------------      ------------     ------------
  Net increase in net assets resulting from
    operations.................................       8,945,428       16,328,180        10,715,250       49,019,988
                                                   ------------     ------------      ------------     ------------
From capital transactions:
  Proceeds from capital invested...............     393,166,782      141,659,639        38,046,469      151,446,357
  Value of capital withdrawn...................     421,983,754      129,457,932        49,408,845      110,912,327
                                                   ------------     ------------      ------------     ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................     (28,816,972)      12,201,707       (11,362,376)      40,534,030
                                                   ------------     ------------      ------------     ------------
Net increase (decrease) in net assets..........     (19,871,544)      28,529,887          (647,126)      89,554,018
Net assets:
  Beginning of year............................     161,509,792      143,996,216        86,638,740      246,985,392
                                                   ------------     ------------      ------------     ------------
  End of year..................................    $141,638,248     $172,526,103     $  85,991,614     $336,539,410
                                                   ============     ============      ============     ============

---------------

 * Commencement of operations, August 22, 1995.

** Commencement of operations, September 29, 1995.

                       See notes to financial statements.

                            EQUITY          GROWTH &          EQUITY          SPECIAL        HIGH YIELD     INTERNATIONAL
          BALANCED          INCOME           INCOME           GROWTH           EQUITY          BOND*          EQUITY**
        ------------     ------------     ------------     ------------     ------------     ----------     -------------
        $  5,658,158     $ 21,635,258     $  1,556,678     $    868,631     $    763,542     $  223,398     $     102,394
          11,609,960        9,847,566       19,009,812        4,768,375       45,159,729          6,659            16,793
                  --               --               --               --               --             --            (8,241)
          17,788,835      158,219,366        9,319,254       24,304,762       40,748,255        162,046         1,174,916
                  --               --               --               --               --             --           159,823
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          35,056,953      189,702,190       29,885,744       29,941,768       86,671,526        392,103         1,445,685
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          80,590,418      231,491,356       93,751,429       93,276,744      113,103,544      9,081,530        86,991,521
          74,123,531      245,585,114       93,408,742       49,673,952      101,988,710        476,038         4,990,891
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
           6,466,887      (14,093,758)         342,687       43,602,792       11,114,834      8,605,492        82,000,630
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          41,523,840      175,608,432       30,228,431       73,544,560       97,786,360      8,997,595        83,446,315
         125,509,115      588,694,098       94,583,300      148,817,830      217,671,865             --                --
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
        $167,032,955     $764,302,530     $124,811,731     $222,362,390     $315,458,225     $8,997,595     $  83,446,315
        ============     ============     ============     ============        =========     ==========      ============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

PRINCIPAL                                                                     VALUE
----------                                                                 ------------
             COMMERCIAL PAPER
$6,200,000   American Express Credit Corp., 5.30%, 02/28/97..............  $  6,147,057
 2,000,000   Avco Financial Services Inc. -- Canada, 5.34%, 01/21/97.....     1,994,067
   700,000   Avco Financial Services Inc. -- Canada, 5.32%, 01/23/97.....       697,724
 6,500,000   Avco Financial Services Inc. -- Canada, 5.52%, 04/04/97.....     6,407,310
 1,500,000   Banc One Corp., 5.46%, 01/06/97.............................     1,498,863
 4,000,000   Banco Real S.A., 5.36%, 04/21/97............................     3,934,489
 5,500,000   Bank of New York, 5.30%, 01/10/97...........................     5,492,712
 1,000,000   Bank of New York, 5.45%, 01/15/97...........................       997,881
 7,800,000   Bell South Telecommunications Inc., 5.40%, 02/04/97.........     7,760,220
 8,000,000   Chevron Transport Corp., 5.32%, 01/16/97....................     7,982,266
   400,000   CIT Group Holdings Inc., 5.48%, 01/31/97....................       398,173
 1,000,000   Conagra Inc., 6.20%, 01/07/97...............................       998,967
 3,300,000   Cooperative Finance Corp., 5.50%, 02/14/97..................     3,277,817
 4,700,000   Du Pont (E.I.) de Nemours, 5.30%, 01/27/97..................     4,686,161
 1,485,000   Enterprise Funding Corp., 5.50%, 01/06/97...................     1,483,866
   300,000   Enterprise Funding Corp., 5.77%, 01/07/97...................       299,711
 2,800,000   Enterprise Funding Corp., 5.77%, 01/09/97...................     2,796,410
 3,000,000   Ford Motor Credit Corp., 5.30%, 01/08/97....................     2,996,909
 4,400,000   Ford Motor Credit Corp., 5.32%, 02/03/97....................     4,378,542
 3,900,000   General Electric Capital Corp., 5.40%, 01/03/97.............     3,898,830
 2,700,000   General Electric Capital Corp., 5.41%, 01/09/97.............     2,696,754
 1,700,000   General Electric Capital Corp., 5.32%, 01/28/97.............     1,693,217
   500,000   General Motors Acceptance Corp., 5.42%, 01/24/97............       498,269
 8,000,000   General Motors Acceptance Corp., 5.33%, 02/05/97............     7,958,544
 6,600,000   Goldman Sachs Group, L.P., 5.37%, 01/14/97..................     6,587,202
   700,000   Heller Financial Inc., 5.70%, 01/15/97......................       698,448
   100,000   Household Finance Corp., 5.45%, 01/14/97....................        99,803
 2,300,000   Household Finance Corp., 5.31%, 01/17/97....................     2,294,572
 8,000,000   Lucent Technologies, Inc., 5.28%, 01/28/97..................     7,968,320
 1,900,000   Merrill Lynch and Company, Inc., 5.44%, 01/21/97............     1,894,258
 6,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97............     5,976,860
 1,000,000   National Westminster Bank, 5.37%, 02/28/97..................       991,349
 6,600,000   Norwest Corp., 5.40%, 01/09/97..............................     6,592,080
 3,000,000   Paccar Financial Company, 5.44%, 01/03/97...................     2,999,093
 1,800,000   Penney (JC) Funding Company, 5.30%, 01/30/97................     1,792,315
 8,500,000   Philip Morris Companies, 5.30%, 01/14/97....................     8,483,732
 1,700,000   Quebec Province, 5.30%, 01/23/97............................     1,694,494
 5,000,000   Royal Bank Of Canada, 5.40%, 01/15/97.......................     5,135,633
 1,800,000   Sanwa Business Credit, 5.58%, 01/16/97......................     1,795,815

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             COMMERCIAL PAPER (CONTINUED)
$6,200,000   Sears Roebuck Acceptance Corp., 5.34%, 02/06/97.............  $  6,166,892
 2,800,000   Toronto Dominion Bank, 5.40%, 01/09/97......................     2,796,640
             Transamerica Commercial Finance -- Canada, 5.33%,
 2,000,000   01/13/97....................................................     1,996,447
             Transamerica Commercial Finance -- Canada, 5.43%,
 4,500,000   01/13/97....................................................     4,491,855
                                                                           ------------
             TOTAL COMMERCIAL PAPER (Cost $151,430,567)..................   151,430,567     81.85%
                                                                           ------------
             CERTIFICATES OF DEPOSIT
 5,300,000   Bank of Nova Scotia, 5.50%, 01/03/97........................     5,374,494
             Capital One Funding Corp., Floating Rate, 5.84%,
 5,900,000   01/02/97+...................................................     5,926,388
 7,000,000   JP Morgan, 5.52%, 01/06/97..................................     7,132,509
 9,000,000   Mellon Bank Corp., 5.40%, 02/07/97..........................     9,112,050
                                                                           ------------
             TOTAL CERTIFICATES OF DEPOSIT (Cost $27,545,441)............    27,545,441     14.89%
                                                                           ------------
             US GOVERNMENT AGENCY SECURITIES
 6,000,000   Federal Home Loan Bank, 5.85%, 11/6/97 (Cost $6,053,626)....     6,053,626      3.27%
                                                                           ------------   -------
             Total Investments (Cost $185,029,634).......................   185,029,634    100.01%
             Other assets less liabilities...............................       (17,380)    (0.01)%
                                                                           ------------   -------
             NET ASSETS..................................................  $185,012,254    100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996, is $185,029,634.
---------------

+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1996.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             CORPORATE BONDS AND NOTES
             BANKS
$2,000,000   Banque Nationale de Paris, 9.875%, 05/25/98.................  $  2,080,574
1,000,000..  European Investment Bank, 6.60%, 05/15/97...................     1,004,234
 8,000,000   First Omni Bank, Series 96, Class A, 6.65%, 09/15/03........     8,082,400
 2,467,079   Fleet Finance, Series 90-1, 6.70%, 01/15/06.................     2,470,827
 1,402,778   Fleet Finance, Series 91-A, 8.45%, 4/15/06..................     1,425,770
 3,000,000   Korea Development Bank, 7.73%, 05/05/97.....................     3,021,447
 2,905,000   Korea Development Bank, 9.25%, 06/15/98.....................     3,022,769
 1,260,000   Korea Development Bank, 7.90%, 02/01/02.....................     1,316,311
    40,040   Shawmut REMIC Trust, 6.40%, 03/15/07........................        39,814
 7,634,344   Union Acceptance Corp., 6.40%, 10/10/02.....................     7,676,944
 1,424,122   Western Finance Grantor Trust, 4.60%, 04/01/99..............     1,416,574
 2,625,433   Western Finance Grantor Trust, 5.875%, 03/01/02.............     2,623,831
                                                                           ------------
             TOTAL BANKS.................................................    34,181,495     17.32%
                                                                           ------------
             BROKERAGE
 6,250,000   Bear Stearns & Company, 7.625%, 09/15/99....................     6,437,869
   725,000   Lehman Brothers, Inc., Medium -- Term Note, 6.08%,
               07/08/98..................................................       719,175
 5,000,000   Lehman Brothers, Inc., 7.625%, 08/01/98.....................     5,094,730
 1,520,000   Morgan Stanley, 8.875%, 10/15/01............................     1,654,830
                                                                           ------------
             TOTAL BROKERAGE.............................................  13,906,604..      7.05%
                                                                           ------------
             FINANCE
 1,250,000   Associates Corp. of North America, 8.89%, 04/12/98..........     1,294,660
 2,000,000   Associates Corp. of North America, 6.46%, 09/18/00..........     1,999,264
 4,000,000   Associates Corp. of North America, 5.99%, 12/15/00..........     3,929,016
 1,000,000   Associates Corp. of North America, 6.01%, 02/07/03..........       965,662
 1,000,000   British Gas Finance, Inc., 8.75%, 09/15/98..................     1,029,497
 5,000,000   CARCO, Auto Loan Series 94-3, 8.125%, 10/15/99..............     5,084,375
 4,572,639   Chase Manhattan Auto Group Trust, 6.61%, 09/15/02...........     4,618,503
 2,309,349   Chemical Financial Acceptance Corp., 9.25%, 05/15/98........     2,396,984
   624,449   Chemical Financial Acceptance Corp. Grantor Trust, 9.40%,
               03/15/97..................................................       623,112
 1,000,000   Ford Motor Credit, 7.15%, 01/26/00..........................     1,019,421
 3,500,000   Ford Motor Credit, 5.99%, 02/27/01..........................     3,421,807
 4,000,000   Ford Motor Credit, 7.06%, 06/06/01..........................     4,063,560
 5,250,000   General Motors Acceptance Corp., 9.375%, 04/01/00...........     5,671,554
   531,888   General Motors Acceptance Corp. Grantor Trust, Series 95,
               Class A, 7.15%, 03/15/00..................................       538,058
   800,000   Government Export Trust, Series 93-2, 4.61%, 09/01/98.......       783,439
   459,978   Merrill Lynch Mortgage Investors, Inc., 10.10%, 11/15/07....       484,702

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FINANCE (CONTINUED)
$  835,562   Merrill Lynch Mortgage Investors, Inc., 10.35%, 05/15/09....  $    910,307
   521,566   Merrill Lynch Mortgage Investors, Inc., 9.40%, 09/15/09.....       560,221
   948,338   Merrill Lynch Mortgage Investors, Inc., 9.00%, 07/15/11.....       974,123
 2,381,889   Navistar Finance, 6.55%, 11/20/01...........................     2,401,492
 1,000,000   Norwest Financial, 6.00%, 08/15/97..........................     1,001,604
 1,137,453   Pemex Exp Grantor Trust, 7.66%, 08/15/01....................     1,169,245
                                                                           ------------
             TOTAL FINANCE...............................................  44,940,606..     22.78%
                                                                           ------------
             PRIVATE ASSET BACKED: CONSTRUCTION
 5,507,243   Case Equipment Loan Trust, Series 1194-C, Class A2, 8.10%,
               06/15/01..................................................     5,618,599      2.85%
                                                                           ------------
             PRIVATE ASSET BACKED: CREDIT CARDS
 5,000,000   Discover Card Master Trust I, Series 93-2A, 5.40%,
               11/16/01..................................................     4,945,900
 2,540,000   First Chicago Master Trust, 6.25%, 08/15/99.................     2,545,486
 1,000,000   Household Affinity Credit Card Master Trust Fund, 7.00%,
               12/15/99..................................................     1,010,450
 1,000,000   Maryland Bank of North America Master Credit Card, 93-3
               Series A, 5.40%, 09/15/00.................................       989,090
 2,333,333   Private Label Credit Card, 7.15%, 06/20/01..................     2,340,847
 1,000,000   Signet Credit Card Master Trust, 5.20%, 02/15/02............       987,020
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: CREDIT CARDS....................    12,818,793      6.50%
                                                                           ------------
             PRIVATE ASSET BACKED: RECEIVABLES
 5,000,000   Capital Equipment Receivable Trust, Series 96-1, 6.28%,
               06/15/00..................................................     5,006,950
 4,760,030   Chevy Chase Auto Receivable Trust, 6.00%, 12/15/01..........     4,774,644
 4,187,174   Chevy Chase Auto Receivable Trust, 6.60%, 12/15/02..........     4,229,004
 5,000,000   First Sierra Receivables II, 6.85%, 06/10/03................     5,065,750
 2,966,406   IBM Credit Receivable Lease Asset Master Trust, Series
               93-1A, 4.55%, 11/15/00....................................     2,945,908
 1,065,204   IBM Credit Receivable Lease Asset Master Trust, 6.55%,
               07/16/01..................................................     1,073,662
 3,573,295   Toyota Auto Receivable Trust, Series 96-AA, 6.30%,
               07/20/01..................................................     3,594,413
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: RECEIVABLES.....................    26,690,331     13.53%
                                                                           ------------
             REAL ESTATE
   560,912   Daiwa Home Equity Loans, 7.875%, 11/25/19...................       559,840
 1,311,066   Fleet Financial Home Equity, 5.45%, 03/20/23................     1,309,021
 4,897,377   GE Home Equity Loan, Series 91-1 A, 7.20%, 09/15/11.........     4,951,200
   110,244   Security Pacific Home Equity Loan, Series 91-2, 8.10%,
               06/15/20..................................................       110,821

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             REAL ESTATE (CONTINUED)
$3,306,281   Travelers Mortgage, 12.00%, 03/01/14........................  $  3,812,823
    42,294   US Home Equity Loan, 9.25%, 01/15/21........................        42,206
   375,982   US Home Equity Loan, 8.50%, 04/15/21........................       380,700
                                                                           ------------
             TOTAL REAL ESTATE...........................................    11,166,611      5.66%
                                                                           ------------   -------
             TOTAL CORPORATE BONDS AND NOTES (Cost $148,701,242).........   149,323,039     75.69%
                                                                           ------------   -------
             US GOVERNMENT SECURITIES
 5,000,000   US Treasury Note, 6.25%, 07/31/98...........................     5,023,435
 5,000,000   US Treasury Note, 5.00%, 02/15/99(a)........................     4,907,810
                                                                           ------------
             TOTAL US GOVERNMENT SECURITIES (Cost $10,017,683)...........     9,931,245      5.03%
                                                                           ------------   -------
             US GOVERNMENT AGENCY SECURITIES
             FEDERAL HOME LOAN MORTGAGE CORP.
   691,004   Federal Home Loan Mortgage Corp., PL# 306816, 7.00%,
               01/01/18..................................................       690,913
 2,261,469   Federal Home Loan Mortgage Corp., PL# 850082, 9.00%,
               10/01/05..................................................     2,344,146
 1,147,984   Federal Home Loan Mortgage Corp., PL# D0677, 7.50%,
               03/01/08..................................................     1,168,589
   537,346   Federal Home Loan Mortgage Corp. REMIC, Series MH-1, 10.15%,
               04/15/06..................................................       537,930
   239,143   Federal Home Loan Mortgage Corp., PL# 273991, 6.50%,
               03/01/13..................................................       237,670
                                                                           ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE CORP.......................     4,979,248      2.52%
                                                                           ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
   275,541   Federal National Mortgage Association PL# 137455, 7.00%,
               04/01/04..................................................       277,053
   356,190   Federal National Mortgage Association PL# 6346, 6.75%,
               02/01/03..................................................       356,169
   659,259   Federal National Mortgage Association, 8.00%, 07/25/97......       660,828
                                                                           ------------
             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................     1,294,050      0.66%
                                                                           ------------
             OTHER AGENCIES
 2,550,000   Midstate Trust II, Series A3, 9.35%, 04/01/98...............     2,600,771
 1,810,333   Guaranteed Export Certificates, 4.813%, 12/15/98............     1,771,227
                                                                           ------------
             TOTAL OTHER AGENCIES........................................     4,371,998      2.22%
                                                                           ------------
             RESOLUTION TRUST CORP.
   552,039   Resolution Trust Corp., 7.00%, 02/15/04.....................       552,744
 3,145,438   Resolution Trust Corp., 7.92%, 08/25/21.....................     3,248,262
 1,802,949   Resolution Trust Corp., Variable Rate, 6.75%, 07/25/27......     1,801,994
                                                                           ------------
             TOTAL RESOLUTION TRUST CORP.................................     5,603,000      2.84%
                                                                           ------------   -------
             TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $16,324,670)....    16,248,296      8.24%
                                                                           ------------   -------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FOREIGN GOVERNMENT OBLIGATIONS
$5,000,000   Hydro Quebec, 6.36%, 01/15/02...............................  $  4,914,920
 7,000,000   Province of Ontario, 7.375%, 01/27/03.......................     7,277,473
                                                                           ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,619,185).....    12,192,393      6.18%
                                                                           ------------   -------
  SHARES
----------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 3,056,917   Merrimac Cash Fund -- Premium Class (Cost $3,056,917)(b)....     3,056,917     1.54%
                                                                           ------------   -------
PRINCIPAL
----------
             COMMERCIAL PAPER
$3,000,000   Sanwa Bank NY Branch, Floating Rate, 5.66%, 01/10/97 (Cost
               $3,010,336)...............................................     3,010,336     1.53%
                                                                           ------------   -------
             TIME DEPOSIT
   360,083   First National Bank of Boston, 7.10%, 01/02/97 (Cost
               $360,581) (b).............................................       360,581      0.18%
                                                                           ------------   -------
             TOTAL SECURITIES (Cost $194,090,614)........................   194,122,807     98.39%
                                                                           ------------   -------
             REPURCHASE AGREEMENT
 4,345,920   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $4,347,347, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corp., 7.76%
               due 02/01/24 with a value of $4,563,552) (Cost
               $4,346,634)...............................................     4,346,634      2.20%
                                                                           ------------   -------
             Total Investments (Cost $198,437,248).......................   198,469,441    100.59%
             Other assets less liabilities...............................    (1,174,778)    (0.59)%
                                                                           ------------   -------
             NET ASSETS..................................................  $197,294,663    100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $198,437,248.
     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $  1,120,305
             Gross unrealized depreciation...............................    (1,088,112)
                                                                           ------------
             Net unrealized appreciation.................................  $     32,193
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITIES
              US TREASURY NOTES
$ 3,000,000   US Treasury Note, 5.375%, 11/30/97.........................  $  2,985,000
  5,000,000   US Treasury Note, 5.875%, 04/30/98.........................     4,995,310
 10,000,000   US Treasury Note, 5.25%, 07/31/98..........................     9,900,000
  9,000,000   US Treasury Note, 6.375%, 05/15/99(a)......................     9,078,750
  5,000,000   US Treasury Note, 6.00%, 08/15/99..........................     4,998,435
  7,000,000   US Treasury Note, 7.75%, 12/31/99..........................     7,319,375
  2,500,000   US Treasury Note, 8.875%, 05/15/00.........................     2,710,155
  7,000,000   US Treasury Note, 6.25%, 10/31/01(a).......................     7,004,375
              TOTAL US TREASURY NOTES....................................    48,991,400     47.54%
              US TREASURY BOND
  8,000,000   US Treasury Bond, 5.625%, 06/30/97.........................     8,000,000      7.76%
                                                                                            -----
              TOTAL US GOVERNMENT SECURITIES (Cost $57,230,452)..........    56,991,400     55.30%
                                                                                            -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN BANK
  5,000,000   Federal Home Loan Bank, 6.34%, 03/19/01....................     4,946,765
  5,000,000   Federal Home Loan Bank, 7.39%, 08/22/01....................     5,198,920
              TOTAL FEDERAL HOME LOAN BANK...............................    10,145,685      9.84%
              FEDERAL HOME LOAN MORTGAGE CORP.
  3,000,000   Federal Home Loan Mortgage Corp. REMIC, Series 1574, 6.50%,
                02/15/21.................................................     2,937,210
  5,300,000   Federal Home Loan Mortgage Corp. REMIC, Series 1500, 7.00%,
                06/15/22.................................................     5,290,725
  1,363,393   Federal Home Loan Mortgage Corp. REMIC, Series 31, Floating
                Rate, 6.15%, 08/25/23....................................     1,361,177
  1,904,780   Federal Home Loan Mortgage Corp. REMIC, Series 1710, 6.00%,
                02/15/24.................................................     1,911,260
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    11,500,372     11.16%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  2,000,000   Federal National Mortgage Association REMIC, Series 94-75,
                7.00%, 01/25/03..........................................     2,017,598
  3,000,000   Federal National Mortgage Association, 6.44%, 06/21/05.....     2,955,744
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     4,973,342      4.83%

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

$     8,783   Government National Mortgage Association, PL# 209631,
                7.50%, 04/15/02..........................................  $      8,939
    470,733   Government National Mortgage Association, PL# 297619,
                7.50%, 09/15/07..........................................       479,118
    109,328   Government National Mortgage Association, PL# 322072,
                7.50%, 08/15/07..........................................       111,275
    547,610   Government National Mortgage Association, PL# 323189,
                7.50%, 08/15/07..........................................       557,364
     34,505   Government National Mortgage Association, PL# 328000,
                7.50%, 06/15/07..........................................        35,120
     12,346   Government National Mortgage Association, PL# 328084,
                7.50%, 07/15/07..........................................        12,566
    316,503   Government National Mortgage Association, PL# 328188,
                7.50%, 08/15/07..........................................       322,141
    527,747   Government National Mortgage Association, PL# 328192,
                7.50%, 08/15/07..........................................       537,148
    130,939   Government National Mortgage Association, PL# 328200,
                7.50%, 08/15/07..........................................       133,272
    536,364   Government National Mortgage Association, PL# 329060,
                7.50%, 08/15/07..........................................       545,917
    445,303   Government National Mortgage Association, PL# 332267,
                7.50%, 08/15/07..........................................       453,235
    453,340   Government National Mortgage Association, PL# 332704,
                7.50%, 09/15/07..........................................       461,415
     87,213   Government National Mortgage Association, PL# 333320,
                7.50%, 09/15/07..........................................        88,766
    464,022   Government National Mortgage Association, PL# 333709,
                7.50%, 09/15/07..........................................       472,287
     15,717   Government National Mortgage Association, PL# 335542,
                7.50%, 08/15/07..........................................        15,997
    318,774   Government National Mortgage Association, PL# 335995,
                7.50%, 08/15/07..........................................       324,452
    205,713   Government National Mortgage Association, PL# 369749,
                6.50%, 09/15/08..........................................       203,013
    293,660   Government National Mortgage Association, PL# 345975,
                6.50%, 10/15/08..........................................       289,806
    778,722   Government National Mortgage Association, PL# 374726,
                6.50%, 10/15/08..........................................       768,502
    365,943   Government National Mortgage Association, PL# 345973,
                6.50%, 11/15/08..........................................       361,140
    160,138   Government National Mortgage Association, PL# 363874,
                6.50%, 11/15/08..........................................       158,036
    615,184   Government National Mortgage Association, PL# 370448,
                6.50%, 11/15/08..........................................       607,110

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   672,566   Government National Mortgage Association, PL# 371094,
                6.50%, 11/15/08..........................................  $    663,739
    375,125   Government National Mortgage Association, PL# 366531,
                7.00%, 11/15/08..........................................       370,201
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.............     7,980,559      7.74%
              STUDENT LOAN MARKETING ASSOCIATION
  2,000,000   Student Loan Marketing Association, 6.52%, 9/26/00.........     1,999,918      1.94%
              TENNESSEE VALLEY AUTHORITY
  2,500,000   Tennessee Valley Authority, 6.38%, 06/15/05................     2,452,840      2.38%
                                                                                            -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $39,140,685)...    39,052,716     37.89%
                                                                                            -----
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    700,000   Federal Home Loan Mortgage Corp., 5.37%, 01/02/97..........       699,896
    300,000   Federal Home Loan Mortgage Corp., 5.25%, 01/03/97..........       299,912
    700,000   Federal Home Loan Mortgage Corp., 5.42%, 01/06/97..........       699,473
    400,000   Federal Home Loan Mortgage Corp., 5.70%, 01/07/97..........       399,620
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
    100,000   Federal Home Loan Mortgage Corp., 5.21%, 01/16/97..........        99,783
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................     2,298,506      2.23%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  1,100,000   Federal National Mortgage Association, 5.21%, 01/17/97.....     1,097,453
  2,300,000   Federal National Mortgage Association, 5.20%, 01/24/97.....     2,292,359
    100,000   Federal National Mortgage Association, 5.34%, 03/21/97.....        98,828
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     3,488,640      3.39%
                                                                                            -----
              TOTAL SHORT TERM US GOVERNMENT AGENCY   (Cost $5,787,146)..     5,787,146      5.62%
                                                                                            -----

     SHARES
-----------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  2,874,644   Merrimac Cash Fund -- Premium Class (Cost $2,874,644)(b)...     2,874,644      2.79%
                                                                                            -----
  PRINCIPAL
-----------
              COMMERCIAL PAPER
$ 4,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  4,000,703
  5,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....     5,000,873
              TOTAL COMMERCIAL PAPER (Cost $9,001,576)...................     9,001,576      8.74%
                                                                                            -----

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 1,754,106   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  1,754,422
  3,000,000   First Union National Bank of North Carolina, 6.25%,
                01/02/97(b)..............................................     3,000,534
              TOTAL TIME DEPOSITS (Cost $4,754,956)......................     4,754,956      4.61%
                                                                                            -----
              TOTAL SECURITIES (Cost $118,789,459).......................   118,462,438    114.95%
                                                                                            -----
              REPURCHASE AGREEMENT
     35,988   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $36,000, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                8.04%, due 01/01/23 with a value of $38,142) (Cost
                $35,994).................................................        35,994      0.03%
                                                                                            -----
              Total Investments (Cost $118,825,453)......................   118,498,432    114.98%
              Other assets less liabilities..............................   (15,438,552)   (14.98)%
                                                                                            -----
              NET ASSETS.................................................  $103,059,880    100.00%
                                                                                            =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $118,825,453.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $    269,710
              Gross unrealized depreciation..............................      (596,731)
                                                                           ------------
              Net unrealized depreciation................................  $   (327,021)
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITY
$ 5,000,000   US Treasury Note, 5.625%, 11/30/00 (cost $5,026,995).......  $  4,909,375      1.52%
                                                                             ----------     -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
  5,000,000   Federal Home Loan Mortgage Corp., Series 1666, Class E,
                6.00%, 12/15/19..........................................     4,863,295
  3,641,150   Federal Home Loan Mortgage Corp., Series 1377, 7.27%,
                09/15/07.................................................     3,658,580
  4,090,178   Federal Home Loan Mortgage Corp., Series 31, 6.15%,
                08/25/23.................................................     4,083,531
  5,937,562   Federal Home Loan Mortgage Corp., Series 1710, 6.00%,
                02/15/24.................................................     5,957,761
    946,485   Federal Home Loan Mortgage Corp., PL# 413611 7.00%,
                01/15/26.................................................       926,075
    972,603   Federal Home Loan Mortgage Corp., PL# 292340 7.00%,
                02/15/26.................................................       951,630
    972,579   Federal Home Loan Mortgage Corp., PL# 373622 7.00%,
                03/15/26.................................................       951,607
    973,829   Federal Home Loan Mortgage Corp., PL# 373637 7.00%,
                03/15/26.................................................       952,829
                                                                             ----------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    22,445,130      6.96%
                                                                             ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
    100,000   Federal National Mortgage Association, 5.24%, 01/03/97.....        99,972
 10,000,000   Federal National Mortgage Association, 6.25%, 10/28/98.....    10,000,000
  1,486,796   Federal National Mortgage Association REMIC Series
                1993-219, Class A, principal only, 08/25/23..............     1,427,633
    117,471   Federal National Conventional Loan, PL# 250510 7.00%,
                12/01/25.................................................       114,938
                                                                             ----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................    11,642,543      3.61%
                                                                             ----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    973,450   Government National Mortgage Association, PL# 428420,
                7.00%, 04/15/26..........................................       952,459      0.30%
                                                                             ----------
              STUDENT LOAN MARKETING ASSOCIATION
  3,000,000   Student Loan Marketing Association, 6.52%, 09/26/00........     2,999,877
  5,000,000   Student Loan Marketing Association, Series 1996-2 A2,
                5.81%, 07/27/09..........................................     5,013,477
                                                                             ----------
              TOTAL STUDENT LOAN MARKETING ASSOCIATION...................     8,013,354      2.48%
                                                                             ----------     -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $42,859,031)...    43,053,486     13.35%
                                                                             ----------     -----
              CORPORATE BONDS AND NOTES
              AEROSPACE
  5,000,000   Boeing Company, 8.625%, 11/15/31...........................     5,871,180

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
$ 5,000,000   Lockheed Martin, 6.85%, 05/15/01...........................  $  5,046,625
  5,000,000   McDonnell Douglas, 6.875%, 11/01/06........................     4,978,790
                                                                             ----------
              TOTAL AEROSPACE............................................    15,896,595      4.93%
                                                                             ----------
              AUTOMOTIVE PRODUCTS
  4,000,000   BF Goodrich, 8.65%, 04/15/25...............................     4,524,285
  5,000,000   Ford Holdings, 9.375%, 03/01/20............................     5,999,350
  5,000,000   General Motors Corp., 8.80%, 03/01/21......................     5,762,785
  5,000,000   Universal Corp., 6.50%, 02/15/06...........................     4,720,805
                                                                             ----------
              TOTAL AUTOMOTIVE PRODUCTS..................................    21,007,225      6.51%
                                                                             ----------
              BANKS
  4,000,000   Bank of New York Company, 6.50%, 12/01/03..................     3,919,856
  5,000,000   BankAmerica Corp., 6.625%, 05/30/01........................     5,006,120
 10,000,000   Bankers Trust of New York, 6.75%, 10/03/01.................    10,015,770
  5,000,000   BT Trust, 7.75%, 12/01/26..................................     4,771,145
  5,000,000   Chase Manhattan Corp., 8.00%, 05/01/05.....................     5,041,800
  5,000,000   International Bank of Reconstruction & Development, 8.625%,
                10/15/16.................................................     5,777,130
  5,000,000   Midland Bank PLC, Floating Rate, 5.91%, 06/29/49...........     4,300,000
  5,000,000   Swiss Bank Corp., 7.75%, 09/01/26..........................     5,166,775
                                                                             ----------
              TOTAL BANKS................................................    43,998,596     13.64%
                                                                             ----------
              CONSUMER GOODS AND SERVICES
  5,200,000   Procter & Gamble, 9.36%, 01/01/21..........................     6,318,359
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...............................     5,063,290
                                                                             ----------
              TOTAL CONSUMER GOODS AND SERVICES..........................    11,381,649      3.53%
                                                                             ----------
              FINANCE
 10,000,000   Associates Corp. N.A., 6.75%, 07/15/01.....................    10,048,680
  5,000,000   Capital Equipment Receivables Trust 96-1 Class B, 6.57%,
                03/15/01(a)..............................................     5,009,100
 10,000,000   Chase Manhattan Credit Card Master Trust Series 1996-3
                Class A, 7.04%, 02/15/00.................................    10,249,600
  7,040,000   Discover Card Master Trust I Series 1994-2 Class A,
                Floating Rate, 5.83%, 10/16/04...........................     7,103,642
  6,000,000   Dow Capital BV, 9.20%, 06/01/10............................     6,943,764
  5,000,000   General Electric Capital Corp., 8.50%, 07/24/08............     5,611,095
  5,000,000   General Motors Acceptance Corp., Putable Asset Trust,
                6.375%, 09/30/98.........................................     5,012,621
  5,000,000   General Motors Acceptance Corp., 8.40%, 10/15/99...........     5,248,550
  5,880,000   Structured Asset Securities Corp., Series 1996-CFL, Class
                A-IC, 5.944%, 02/25/28...................................     5,765,134

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
              FINANCE (CONTINUED)
$ 3,000,000   Standard Credit Card Master Trust, Series 95-11, 5.59%,
                11/15/00.................................................  $  3,000,600
 10,000,000   Xerox Credit Corp., 6.78%, 05/21/01........................    10,041,160
                                                                             ----------
              TOTAL FINANCE..............................................    74,033,946     22.94%
                                                                             ----------
              FOOD AND BEVERAGE
  5,000,000   Seagrams (Joseph) & Sons, 9.65%, 08/15/18..................     6,196,946      1.92%
                                                                             ----------
              INDUSTRIAL
  5,000,000   Celulosa Arauco y Constitucion, 6.75%, 12/15/03............     4,833,565
  1,000,000   Eli Lilly, 6.770%, 01/01/36................................       939,931
                                                                             ----------
              TOTAL INDUSTRIAL...........................................     5,773,496      1.79%
                                                                             ----------
              INSURANCE
  5,000,000   Aetna Services, 7.625%, 08/15/26...........................     5,043,400
  5,000,000   Prudential Insurance, 8.10%, 07/15/15(a)...................     5,052,515
                                                                             ----------
              TOTAL INSURANCE............................................    10,095,915      3.13%
                                                                             ----------
              LEISURE AND RECREATION
  7,000,000   Marriott International Inc., 7.875%, 04/15/05..............     7,271,292      2.25%
                                                                             ----------
              OIL AND GAS
  5,000,000   Occidental Petroleum, 10.125%, 09/15/09....................     6,170,535
  4,000,000   Texaco Capital, 9.75%, 03/15/20............................     5,069,432
                                                                             ----------
              TOTAL OIL AND GAS..........................................    11,239,967      3.48%
                                                                             ----------
              PAPER AND FOREST PRODUCTS
  5,000,000   Republic New York Corp., 7.00%, 03/22/11...................     4,910,475
  8,000,000   Westvaco, 10.125%, 06/01/19................................     8,871,200
                                                                             ----------
              TOTAL PAPER AND FOREST PRODUCTS............................    13,781,675      4.27%
                                                                             ----------
              TELECOMMUNICATION
  5,000,000   GTE South, 7.50%, 03/15/26.................................     4,941,835      1.53%
                                                                             ----------
              UTILITIES
 10,000,000   Commonwealth Edison, 8.125%, 01/15/07......................     9,995,680
  5,000,000   Commonwealth Edison, 8.50%, 07/15/22.......................     5,150,305
  5,000,000   Philadelphia Electric, 5.375%, 08/15/98....................     4,935,540
                                                                             ----------
              TOTAL UTILITIES............................................    20,081,525      6.23%
                                                                             ----------     -----
              TOTAL CORPORATE BONDS & NOTES (Cost $240,779,900)..........   245,700,662     76.15%
                                                                             ----------     -----
              COMMERCIAL PAPER
    300,000   American Express Credit Corp., 5.33%, 01/09/97.............       299,645
  2,000,000   Capital One Funding Corp., Floating Rate, 5.84%,
                01/02/97.................................................     2,017,400
  1,700,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     1,692,237

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
$ 2,200,000   Enterprise Funding Corp., 5.77%, 01/09/97..................  $  2,197,179
  1,879,000   Enterprise Funding Corp., 5.31%, 02/07/97..................     1,868,745
    200,000   General Electric Capital, 5.50%, 01/27/97..................       199,206
  3,700,000   General Electric Capital, 5.40%, 01/23/97..................     3,687,790
  3,500,000   Heller International Corp., 5.70%, 01/21/97................     3,488,917
    300,000   Household Finance Corp., 5.45%, 01/14/97...................       299,410
  1,100,000   Metlife Funding Inc., 5.29%, 01/10/97......................     1,098,545
  1,625,000   Morgan, J.P. & Company, 5.36%, 01/02/97....................     1,624,760
    850,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............       849,235
  5,100,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     5,094,985
                                                                             ----------
              TOTAL COMMERCIAL PAPER (Cost $24,418,054)..................    24,418,054      7.56%
                                                                             ----------     -----
              TIME DEPOSIT
  9,473,024   First National Bank of Boston TBW-1, 7.10%, 01/02/97 (Cost
                $9,474,477)(b)...........................................     9,474,477      2.94%
                                                                             ----------     -----
     SHARES
-----------

              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
    496,576   Merrimac Cash Fund -- Premium Class (Cost $496,576)(b).....       496,576      0.15%
                                                                             ----------     -----
              TOTAL SECURITIES (Cost $323,055,033).......................   328,052,630    101.67%
                                                                             ----------     -----
  PRINCIPAL
-----------

              REPURCHASE AGREEMENT
$    52,055   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $52,072, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                7.78%, due 08/01/24, with a value of $55,032) (Cost
                $52,064).................................................        52,064      0.01%
                                                                             ----------     -----
              Total Investments (Cost $323,107,097)......................   328,104,694    101.68%
              Other assets less liabilities..............................    (5,428,677)    (1.68)%
                                                                             ----------     -----
              Net Assets.................................................  $322,676,017    100.00%
                                                                             ==========     =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $323,107,097.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $  6,636,512
              Gross unrealized depreciation..............................    (1,638,915)
                                                                           ------------
              Net unrealized appreciation................................  $  4,997,597
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            COMMON STOCK
            AEROSPACE
   49,300   Boeing Company...............................................  $  5,244,288
   44,750   Northrop Grumman Corp........................................     3,703,063
                                                                           ------------
            TOTAL AEROSPACE..............................................     8,947,351      3.38%
                                                                           ------------
            AUTOMOBILES
   89,600   General Motors Corp..........................................     4,995,200      1.89%
                                                                           ------------
            BANKS
   90,700   Banc One Corp................................................     3,900,100
   40,650   Citicorp.....................................................     4,186,950
  127,000   C S Holding (ADR)............................................     3,251,314
   17,550   Wells Fargo & Company........................................     4,734,113
                                                                           ------------
            TOTAL BANKS..................................................    16,072,477      6.07%
                                                                           ------------
            CHEMICALS
   58,900   Dow Chemical Company(a)......................................     4,616,288
   45,400   Du Pont (E.I.) De Nemours....................................     4,284,625
   55,250   Grace W.R....................................................     2,859,188
  111,700   Rhone Poulenc SA (ADR)(a)(c).................................     3,783,838
                                                                           ------------
            TOTAL CHEMICALS..............................................    15,543,939      5.87%
                                                                           ------------
            COMPUTER AND OFFICE EQUIPMENT
   30,900   International Business Machines..............................     4,665,900      1.76%
                                                                           ------------
            DEFENSE
   75,800   Raytheon Company.............................................     3,647,875      1.38%
                                                                           ------------
            ENVIRONMENTAL MANAGEMENT
  103,500   WMX Technologies.............................................     3,376,688      1.27%
                                                                           ------------
            FINANCE
   37,900   Loews Corp...................................................     3,572,075      1.35%
                                                                           ------------
            INDUSTRIAL
   64,200   Allegheny Teledyne, Inc.(a)..................................     1,476,600      0.56%
                                                                           ------------
            INSURANCE
   25,200   Aetna, Inc...................................................     2,016,000
   85,650   Allstate, Corp...............................................     4,956,994
   85,065   Travelers, Inc...............................................     3,859,804
                                                                           ------------
            TOTAL INSURANCE..............................................    10,832,798      4.09%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   ------
            LEISURE AND RECREATION
  114,200   Host Marriott Corp.(a)(c)....................................  $  1,827,200      0.69%
                                                                           ------------
            MANUFACTURING
   49,950   Hasbro, Inc..................................................     1,941,806
   35,435   Mattel.......................................................       983,321
  121,300   Peninsular & Oriental (ADR)(a)(c)............................     2,449,435
  128,400   Philips Electronics N.V. (ADR)...............................     5,136,000
                                                                           ------------
            TOTAL MANUFACTURING..........................................    10,510,562      3.97%
                                                                           ------------
            MEDIA
  107,050   Dun & Bradstreet Corp........................................     2,542,448
   69,950   E.W. Scripps Company -- Class A..............................     2,448,262
                                                                           ------------
            TOTAL MEDIA..................................................     4,990,710      1.88%
                                                                           ------------
            MEDICAL AND OTHER HEALTH SERVICES
   67,000   American Home Products Corp..................................     3,927,875
   41,800   Bristol-Myers Squibb Company.................................     4,545,753
  114,100   Tenet Healthcare Corp.(a)(c).................................     2,495,938
                                                                           ------------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................    10,969,566      4.14%
                                                                           ------------
            OIL AND GAS
   61,350   Amoco Corp...................................................     4,938,675
   37,900   AMR Corp.(c).................................................     3,339,937
  118,400   Elf Aquitaine (ADR)(a).......................................     5,357,619
                                                                           ------------
            TOTAL OIL AND GAS............................................    13,636,231      5.15%
                                                                           ------------
            PHARMACEUTICALS
  105,119   Novartis AG (ADR)(a).........................................     6,000,760      2.26%
                                                                           ------------
            RETAIL
  111,250   Federated Department Stores(c)...............................     3,796,406
  168,000   Wal-Mart Stores, Inc. .......................................     3,843,000
                                                                           ------------
            TOTAL RETAIL.................................................     7,639,406      2.88%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            TELECOMMUNICATIONS
   52,300   General Instrument Corp.(c)..................................  $  1,130,988
   76,500   ITT Corp.(c).................................................     3,318,188
  127,900   MCI Communications Corp. ....................................     4,180,731
   52,900   Motorola, Inc. ..............................................     3,246,738
   47,250   Nokia Corp. (ADR)............................................     2,722,781
  101,100   NYNEX Corp...................................................     4,865,437
  152,650   Pacific Telesis Group........................................     5,609,888
                                                                           ------------
            TOTAL TELECOMMUNICATIONS.....................................    25,074,751      9.46%
                                                                           ------------
            TRANSPORTATION
   50,400   Burlington Northern Santa Fe.................................     4,353,300
   85,600   Union Pacific Corp...........................................     5,146,700
                                                                           ------------
            TOTAL TRANSPORTATION.........................................     9,500,000      3.59%
                                                                           ------------    ------
            TOTAL COMMON STOCK (Cost $145,917,349).......................   163,280,089     61.64%
                                                                           ------------    ------
            REGULATED INVESTMENT COMPANY
            MONEY MARKET FUND
6,661,725   Merrimac Cash Fund-Premium Class (Cost $6,661,725)(b)........     6,661,725      2.51%
                                                                           ------------    ------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES
              US TREASURY BOND
$18,050,000   US Treasury Bond, 7.875%, 11/15/04.........................    19,697,063      7.44%
                                                                           ------------
              US TREASURY NOTES
 11,230,000   US Treasury Note, 7.125%, 10/15/98(a)......................    11,454,600
  9,000,000   US Treasury Note, 8.50%, 02/15/00..........................     9,610,308
  6,190,000   US Treasury Note, 7.50%, 05/15/02..........................     6,545,925
 21,060,000   US Treasury Note, 5.75%, 08/15/03..........................    20,428,200
 29,705,000   US Treasury Note, 6.50%, 05/15/05..........................    29,918,490
                                                                           ------------
              TOTAL US TREASURY NOTES....................................    77,957,523     29.43%
                                                                           ------------    ------
              TOTAL US GOVERNMENT SECURITIES (Cost $96,698,498)..........    97,654,586     36.87%
                                                                           ------------    ------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              CORPORATE NOTES
              FINANCE
$ 8,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  8,001,492
 12,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    12,002,238
                                                                           ------------
              TOTAL CORPORATE NOTES (Cost $20,003,730)...................    20,003,730      7.55%
                                                                           ------------    ------
              TIME DEPOSIT
  3,881,725   First National Bank of Boston, 7.10%, 01/02/97(b) (Cost
                $3,882,450)..............................................     3,882,450      1.46%
                                                                           ------------    ------
              TOTAL SECURITIES (Cost $273,163,752).......................   291,482,580    110.03%
                                                                           ------------    ------
              REPURCHASE AGREEMENT
  2,455,923   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $2,456,738, 01/02/97,
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.10%, due 12/01/22, with a value of
                $2,578,944) (Cost $2,456,326)............................     2,456,326      0.93%
                                                                           ------------    ------
              Total Investments (Cost $275,620,078)......................   293,938,906    110.96%
              Other assets less liabilities..............................   (29,029,067)   (10.96)%
                                                                           ------------    ------
              NET ASSETS.................................................  $264,909,839    100.00%
                                                                           ============    ======


     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $276,099,585.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 19,889,279
              Gross unrealized depreciation..............................    (2,049,958)
              Net unrealized appreciation................................  $ 17,839,321

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              AEROSPACE
    120,000   Northrop Grumman Corp. ....................................  $  9,930,000
    120,000   Textron, Inc. .............................................    11,310,000
    160,000   United Technologies........................................    10,560,000
                                                                           ------------
              TOTAL AEROSPACE............................................    31,800,000      3.32%
                                                                           ------------
              AUTOMOBILES
    120,000   Chrysler Corp. ............................................     3,960,000
    130,000   Ford Motor Company.........................................     4,143,750
     90,000   General Motors Corp. ......................................     5,017,500
                                                                           ------------
              TOTAL AUTOMOBILES..........................................    13,121,250      1.37%
                                                                           ------------
              BANKS
    210,000   Banc One Corp. ............................................     9,030,000
    220,000   Bank of New York...........................................     7,425,000
    130,000   BankAmerica Corp. .........................................    12,967,500
    100,000   Bankers Trust New York Corp. ..............................     8,625,000
    110,000   Chase Manhattan Corp. .....................................     9,817,500
    130,000   First Union Corp. (N.E.)...................................     9,620,000
    300,000   Great Western Financial....................................     8,700,000
    290,000   H. F. Ahmanson & Company...................................     9,425,000
    110,000   Nationsbank Corp. .........................................    10,752,500
     40,000   Wells Fargo & Company......................................    10,790,000
                                                                           ------------
              TOTAL BANKS................................................    97,152,500     10.15%
                                                                           ------------
              CHEMICALS
     80,000   Dow Chemical Company(a)....................................     6,270,000
    120,000   Du Pont (E.I.) De Nemours..................................    11,325,000
    150,000   Merck & Company, Inc. .....................................    11,887,500
    325,000   Monsanto Company...........................................    12,634,375
    220,000   Olin Corp.(a)..............................................     8,277,500
                                                                           ------------
              TOTAL CHEMICALS............................................    50,394,375      5.27%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
    230,000   General Signal(a)..........................................     9,832,500
    140,000   Harris Corp., Inc. ........................................     9,607,500
    120,000   Honeywell, Inc. ...........................................     7,890,000
    200,000   Pitney Bowes, Inc. ........................................    10,900,000
    230,000   Xerox Corp. ...............................................    12,103,750
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    50,333,750      5.26%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              CONSUMER GOODS AND SERVICES
    220,000   Avon Products, Inc. .......................................  $ 12,567,500
    130,000   Colgate-Palmolive Company..................................    11,992,500
    270,000   Dana Corp. ................................................     8,808,750
    150,000   Eastman Kodak Company......................................    12,037,500
     80,000   GATX Corp. ................................................     3,880,000
    250,000   General Electric Company...................................    24,718,750
    140,000   Minnesota Mining & Manufacturing(a)........................    11,602,500
    320,000   Ogden Corp. ...............................................     6,000,000
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................    91,607,500      9.57%
                                                                           ------------
              ELECTRONICS
    270,000   AMP, Inc. .................................................    10,361,250
    100,000   Eaton Corp. ...............................................     6,975,000
    150,000   Emerson Electric...........................................    14,512,500
    220,000   Thomas & Betts Corp. ......................................     9,762,500
                                                                           ------------
              TOTAL ELECTRONICS..........................................    41,611,250      4.35%
                                                                           ------------
              FINANCE
    180,000   American Express Company...................................    10,170,000
    290,000   Federal National Mortgage Association......................    10,802,500
                                                                           ------------
              TOTAL FINANCE..............................................    20,972,500      2.19%
                                                                           ------------
              INDUSTRIAL
    120,000   Carpenter Technology.......................................     4,395,000
    110,000   Reynolds Metals Company....................................     6,201,250
    170,000   Timken Company.............................................     7,798,750
     90,000   USX-US Steel Group, Inc. ..................................     2,823,750
                                                                           ------------
              TOTAL INDUSTRIAL...........................................    21,218,750      2.22%
                                                                           ------------
              INSURANCE
     95,000   Aetna, Inc. ...............................................     7,600,000
    110,000   Allstate Corp. ............................................     6,366,250
     90,000   CIGNA Corp. ...............................................    12,296,250
    180,000   Lincoln National Corp. ....................................     9,450,000
                                                                           ------------
              TOTAL INSURANCE............................................    35,712,500      3.73%
                                                                           ------------
              MACHINERY
    140,000   Cooper Industries, Inc. ...................................     5,897,500
    210,000   Deere & Company............................................     8,531,250
    160,000   Goulds Pumps...............................................     3,670,000
    110,000   Harsco Corp. ..............................................     7,535,000
                                                                           ------------
              TOTAL MACHINERY............................................    25,633,750      2.68%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              MEDICAL AND OTHER HEALTH SERVICES
    150,000   Baxter International, Inc. ................................  $  6,150,000
     40,000   Meditrust Corp. ...........................................     1,600,000
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................     7,750,000      0.81%
                                                                           ------------
              METALS AND MINING
    160,000   Freeport McMoran Copper & Gold -- Class A..................     4,500,000
     40,000   Phelps Dodge Corp. ........................................     2,700,000
                                                                           ------------
              TOTAL METALS AND MINING....................................     7,200,000      0.75%
                                                                           ------------
              OIL AND GAS
    120,000   Amoco Corp.(a).............................................     9,660,000
     70,000   Atlantic Richfield Company.................................     9,275,000
     80,544   British Petroleum PLC (ADR)................................    11,386,908
    150,000   Chevron Corp. .............................................     9,750,000
    140,000   Consolidated Natural Gas...................................     7,735,000
    270,000   Dresser Industries, Inc. ..................................     8,370,000
    151,160   El Paso Natural Gas Company................................     7,633,580
    110,000   Exxon Corp. ...............................................    10,780,000
     80,000   Mobil Corp. ...............................................     9,780,000
    180,000   Questar Corp. .............................................     6,615,000
     80,000   Royal Dutch Petroleum (ADR)(a).............................    13,660,000
    160,000   Sonat, Inc. ...............................................     8,240,000
    120,000   Tenneco, Inc. .............................................     5,415,000
    120,000   Texaco, Inc. ..............................................    11,775,000
    300,000   Williams Companies, Inc. ..................................    11,250,000
                                                                           ------------
              TOTAL OIL AND GAS..........................................   141,325,488     14.77%
                                                                           ------------
              PAPER AND FOREST PRODUCTS
     70,000   Georgia-Pacific Corp. .....................................     5,040,000
    130,000   International Paper Company(a).............................     5,248,750
    120,000   Union Camp Corp. ..........................................     5,730,000
    160,000   Weyerhauser Company........................................     7,580,000
                                                                           ------------
              TOTAL PAPER AND FOREST PRODUCTS............................    23,598,750      2.47%
                                                                           ------------
              PHARMACEUTICALS
    180,000   American Home Products Corp. ..............................    10,552,500
     90,000   Bristol-Myers Squibb Company...............................     9,787,500
    160,000   Eli Lilly & Company........................................    11,680,000
     90,000   Pfizer, Inc. ..............................................     7,458,750
    100,000   Pharmacia & Upjohn, Inc. ..................................     3,962,500
     80,000   Schering-Plough Corp. .....................................     5,180,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              PHARMACEUTICALS (CONTINUED)
    160,000   Smithkline Beecham PLC (ADR)...............................  $ 10,880,000
    160,000   Warner Lambert Company.....................................    12,000,000
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................    71,501,250      7.47%
                                                                           ------------
              PUBLISHING
    120,000   Dun & Bradstreet Corp. ....................................     2,850,000
    240,000   Mcgraw-Hill Companies, Inc. ...............................    11,070,000
                                                                           ------------
              TOTAL PUBLISHING...........................................    13,920,000      1.45%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
     80,000   Avalon Properties, Inc. ...................................     2,300,000
     90,000   Bay Apartment Communities..................................     3,240,000
     70,000   Crescent Real Estate Equities..............................     3,692,500
     80,000   Developers Divers Realty Corp. ............................     2,970,000
     80,000   Equity Residential Properties..............................     3,300,000
     80,000   Felcor Suite Hotels, Inc. .................................     2,830,000
    200,000   Health Care Property Invest, Inc. .........................     7,000,000
     80,000   Healthcare Realty Trust....................................     2,120,000
    100,000   Irvine Apartment Communities...............................     2,500,000
     45,000   Redwood Trust, Inc. .......................................     1,676,250
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................    31,628,750      3.31%
                                                                           ------------
              TELECOMMUNICATIONS
    100,000   Ameritech Corp. ...........................................     6,062,500
    100,000   Bell Atlantic Corp. .......................................     6,475,000
    160,000   Bellsouth Corp. ...........................................     6,460,000
    160,000   GTE Corp. .................................................     7,280,000
     80,000   NYNEX Corp. ...............................................     3,850,000
    170,000   Pacific Telesis Group......................................     6,247,500
    120,000   SBC Communications, Inc. ..................................     6,210,000
    150,000   Sprint Corp. ..............................................     5,981,250
    150,000   US West, Inc. .............................................     4,837,500
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    53,403,750      5.58%
                                                                           ------------
              TOBACCO
    160,000   American Brands, Inc. .....................................     7,940,000
    100,000   Philip Morris Companies, Inc. .............................    11,262,500
                                                                           ------------
              TOTAL TOBACCO..............................................    19,202,500      2.01%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              TRANSPORTATION
     53,584   Conrail, Inc. .............................................  $  5,338,306
    110,000   Norfolk Southern Corp. ....................................     9,625,000
    100,000   Union Pacific Corp. .......................................     6,012,500
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    20,975,806      2.19%
                                                                           ------------
              UTILITIES
    150,000   American Electric Power, Inc. .............................     6,168,750
    160,000   Carolina Power & Light.....................................     5,840,000
    140,000   FPL Group, Inc. ...........................................     6,440,000
    240,000   Southern Company...........................................     5,430,001
                                                                           ------------
              TOTAL UTILITIES............................................    23,878,751      2.50%
                                                                           ------------    ------
              TOTAL COMMON STOCK (Cost $665,864,243).....................   893,943,170     93.42%
                                                                           ------------    ------
              PREFERRED STOCK
              COMPUTERS AND OFFICE EQUIPMENT
     15,000   Microsoft Corp., $2.196 Preferred Stock -- Class A (Cost
                $1,201,225)..............................................     1,201,875      0.13%
                                                                           ------------    ------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  6,275,504   Merrimac Cash Fund-Premium Class (Cost $6,275,504)(b)......     6,275,504      0.66%
                                                                           ------------    ------
 PRINCIPAL
-----------
              CONVERTIBLE BOND
              COMMUNICATIONS EQUIPMENT
$ 2,000,000   Motorola, Inc., 0.00%, 09/07/09 (a) (cost $1,710,000)......     2,262,500      0.24%
                                                                           ------------    ------
              CORPORATE BONDS
              FINANCE
 20,000,000   Republic New York Securities Corp., 7.15%, 07/15/97 (Cost
                $20,003,672) (b).........................................    20,003,672      2.09%
                                                                           ------------    ------
              COMMERCIAL PAPER
    600,000   American Express Credit Corp., 5.33%, 01/09/97.............       599,289
  3,000,000   Avco Financial Services -- Canada, 5.34%, 01/21/97.........     2,991,100
  2,000,000   Avco Financial Services, Inc., 5.32%, 01/23/97.............     1,993,498
  3,000,000   Banc One Corp., 5.46%, 01/06/97............................     2,997,725
 10,000,000   Barclay's Bank PLC, 5.29%, 01/06/97........................     9,992,653
  3,000,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     2,986,300
  4,000,000   CIT Group Holdings, Inc., 5.33%, 01/06/97..................     3,997,039
  2,700,000   CIT Group Holdings, Inc., 5.35%, 02/25/97..................     2,677,931
  1,500,000   Enterprise, 5.77%, 01/09/97................................     1,498,077
    200,000   General Electric Capital Corp., 5.50%, 01/27/97............       199,206
  1,000,000   General Electric Capital Corp., 5.50%, 01/30/97............       995,569

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              COMMERCIAL PAPER (CONTINUED)
$   100,000   General Electric Capital Corp., 5.41%, 01/09/97............  $     99,880
  3,000,000   General Motors Acceptance Corp., 5.36%, 01/24/97...........     2,989,727
  4,200,000   ITT Hartford, 5.30%, 01/24/97..............................     4,185,778
  4,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97...........     3,984,573
  3,000,000   National Rural Utilities Corp., 5.30%, 01/10/97............     2,996,025
  2,000,000   Paccar Financial Company, 5.44%, 01/03/97..................     1,999,395
  1,600,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............     1,598,560
  4,000,000   Sony Capital Corp., 5.30%, 01/14/97........................     3,992,345
  5,300,000   Southwestern Bell Capital, 5.52%, 01/30/97.................     5,276,433
  2,600,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     2,597,443
                                                                           ------------
              TOTAL COMMERCIAL PAPER (Cost $60,648,546)..................    60,648,546      6.34%
                                                                           ------------    ------
              TIME DEPOSIT
  4,216,896   First National Bank of Boston, 7.10%, 01/02/97 (Cost
                $4,217,670)(b)...........................................     4,217,670      0.44%
                                                                           ------------    ------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
    300,000   Federal Home Loan Mortgage Discount Note, 5.42%,
                01/06/97.................................................       299,774
    300,000   Federal National Mortgage Association, 5.24%, 01/03/97.....       299,914
    200,000   Federal National Mortgage Association, 5.34%, 03/21/97.....       197,656
                                                                           ------------
              TOTAL SHORT TERM US GOVERNMENT (Cost $797,344).............       797,344      0.08%
                                                                           ------------    ------
              TOTAL SECURITIES (Cost $760,718,204).......................   989,350,281    103.40%
                                                                           ------------    ------
              REPURCHASE AGREEMENT
     26,910   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $26,919, 01/02/97
                (Collateralized by Federal National Mortgage Association,
                7.92%, due 08/01/24 with a value of $28,562) (Cost
                $26,914).................................................        26,914      0.00%
                                                                           ------------    ------
              Total Investments (Cost $760,745,118)......................   989,377,195    103.40%
              Other assets less liabilities..............................   (32,556,526)    (3.40)%
                                                                           ------------    ------
              NET ASSETS.................................................  $956,820,669    100.00%
                                                                           ============    ======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $760,484,068.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $231,988,767
              Gross unrealized depreciation..............................    (3,095,640)
                                                                           ------------
              Net unrealized appreciation................................  $228,893,127
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                  -----------   -------
             COMMON STOCK
             AEROSPACE
     3,600   Allied Signal, Inc. .........................................  $   241,242      0.83%
             AUTOMOBILES
     6,200   General Motors Corp. ........................................      345,650
    21,300   Ford Motor Company...........................................      678,938
             TOTAL AUTOMOBILES............................................    1,024,588      3.53%
             BANKS
     2,300   Chase Manhattan Corp. .......................................      205,275
     6,500   First Chicago National Bank Corp. ...........................      349,375
             TOTAL BANKS..................................................      554,650      1.91%
             CHEMICALS
     5,700   Du Pont (E.I.) de Nemours....................................      537,937
     7,300   Eastman Chemical Company.....................................      403,325
     6,100   Hercules, Inc. ..............................................      263,825
     4,700   PPG Industries, Inc. ........................................      263,787
     3,600   Union Carbide Corp. .........................................      147,150
    10,700   WMX Technologies.............................................      349,087
             TOTAL CHEMICALS..............................................    1,965,111      6.77%
             COMPUTERS AND OFFICE EQUIPMENT
    12,600   Digital Equipment Corp.(c)...................................      458,325
     4,400   International Business Machines..............................      664,400
    13,300   Xerox Corp. .................................................      699,913
             TOTAL COMPUTERS AND OFFICE EQUIPMENT.........................    1,822,638      6.28%
             CONSTRUCTION
     4,600   Fluor Corp. .................................................      288,650
     9,200   Masco Corp. .................................................      331,200
             TOTAL CONSTRUCTION...........................................      619,850      2.13%
             CONSUMER GOODS AND SERVICES
     3,000   Eastman Kodak Company........................................      240,750
     1,400   Kimberly-Clark Corp. ........................................      133,350
             TOTAL CONSUMER GOODS AND SERVICES............................      374,100      1.29%
             DEFENSE
     5,800   Raytheon Co. ................................................      279,125      0.96%
             ELECTRONICS
    12,000   AMP, Inc. ...................................................      460,500
     5,700   Rockwell International Corp.(c)..............................      346,988
     3,000   Texas Instruments............................................      191,250
             TOTAL ELECTRONICS............................................      998,738      3.44%

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                                --------
                                                                                            ---
             FINANCE
    10,000   Dean Witter Discover & Company...............................  $   662,500
     4,800   Loews Corp. .................................................      452,400
             TOTAL FINANCE................................................    1,114,900      3.84%
             FOOD AND BEVERAGE
     6,700   Albertson's, Inc. ...........................................      238,688
     6,100   Anheuser Busch Companies, Inc. ..............................      244,000
    15,780   Archer Daniels Midland.......................................      347,160
     1,800   CPC International, Inc. .....................................      139,500
             TOTAL FOOD AND BEVERAGE......................................      969,348      3.34%
             INSURANCE
     9,800   Aetna, Inc. .................................................      784,000
    11,400   Allstate Corp. ..............................................      659,775
     1,700   American International Group.................................      184,025
    13,300   Chubb Corp. .................................................      714,875
     3,700   General Re Corp. ............................................      583,675
     3,500   UNUM Corp. ..................................................      252,875
             TOTAL INSURANCE..............................................    3,179,225     10.95%
             MEDIA
    12,200   Time Warner, Inc. ...........................................      457,500
    14,500   US West Media Group(c).......................................      268,250
             TOTAL MEDIA..................................................      725,750      2.50%
             MEDICAL AND OTHER HEALTH SERVICES
     2,600   Becton Dickinson & Company...................................      112,775
     4,900   Cognizant Corp. .............................................      161,710
    19,700   Columbia/HCA Healthcare Corp. ...............................      802,775
    16,800   Humana, Inc.(c)..............................................      321,300
     8,200   United Healthcare Corp.(c)...................................      369,000
             TOTAL MEDICAL AND OTHER HEALTH SERVICES......................    1,767,560      6.09%
             METALS AND MINING
     4,500   Aluminum Company of America..................................      286,875
     8,000   LTV Corp. ...................................................       95,000
    11,300   Newmont Mining...............................................      505,675
             TOTAL METALS AND MINING......................................      887,550      3.06%
             OIL AND GAS
     7,300   Amerada Hess Corp. ..........................................      422,488
     3,400   Amoco Corp. .................................................      273,740
     3,800   Mobil Corp. .................................................      464,550
    23,900   Occidental Petroleum.........................................      558,662

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                       VALUE      ASSETS
----------                                                                  -----------   -------
             OIL AND GAS (CONTINUED)
       900   Texaco, Inc. ................................................  $    88,312
     9,800   Union Pacific Resources Group................................      286,650
             TOTAL OIL AND GAS............................................    2,094,402      7.21%
             PAPER AND FOREST PRODUCTS
    10,200   Champion International.......................................      441,150
     2,500   Georgia-Pacific Corp. .......................................      180,000
     3,600   International Paper Company..................................      145,350
             TOTAL PAPER AND FOREST PRODUCTS..............................      766,500      2.64%
             PHARMACEUTICALS
     4,300   Bristol-Myers Squibb Company.................................      467,650
    14,300   Pharmacia & Upjohn, Inc. ....................................      566,638
             TOTAL PHARMACEUTICALS........................................    1,034,288      3.56%
             RETAIL
    16,000   Dillard Department Stores....................................      494,000
    17,300   Federated Department Stores(c)...............................      590,363
     8,600   May Department Stores........................................      402,050
    10,100   Sears Roebuck................................................      465,863
             TOTAL RETAIL.................................................    1,952,276      6.72%
             TELECOMMUNICATIONS
    32,000   American Telephone & Telegraph Corp. ........................    1,392,000
    10,700   Frontier Corp. ..............................................      242,087
    15,400   GTE Corp. ...................................................      700,700
     9,500   ITT Corp.(c).................................................      412,062
    16,000   NYNEX Corp. .................................................      770,000
    10,300   SBC Communications, Inc. ....................................      533,025
     5,800   Sprint Corp. ................................................      231,275
    40,400   Tele-Communications, Inc. Series A(c)........................      527,725
             TOTAL TELECOMMUNICATIONS.....................................    4,808,874     16.57%
             TRANSPORTATION
     3,300   AMR Corp.(c).................................................      290,813
     1,100   Burlington Northern Santa Fe.................................       95,013
    11,700   CSX Corp. ...................................................      494,325
     4,000   Delta Air Lines, Inc. .......................................      283,500
             TOTAL TRANSPORTATION.........................................    1,163,651      4.01%
             UTILITIES
     4,500   Texas Utilities Company......................................      183,375      0.63%
                                                                                          -------
                                                                                             ----
             TOTAL COMMON STOCK (Cost $26,959,909)........................   28,527,741     98.26%
                                                                                          -------
                                                                                             ----

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                      VALUE      ASSETS
----------                                                                  -----------   -------
             REPURCHASE AGREEMENT
$1,693,220   With Investors Bank & Trust dated 12/31/96, 5.91%, repurchase proceeds at maturity $1,693,776, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.65%, due 09/01/18 with a
             value of $1,777,969) (Cost $1,693,498).......................  $ 1,693,498      5.83%
                                                                            -----------   -------
             Total Investments (Cost $28,653,407).........................   30,221,239    104.09%
             Other assets less liabilities................................   (1,187,726)    (4.09)%
                                                                            -----------   -------
             NET ASSETS...................................................  $29,033,513    100.00%
                                                                             ==========    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $28,673,560.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation................................  $ 2,162,357
             Gross unrealized depreciation................................     (614,678)
                                                                            -----------
             Net unrealized appreciation..................................  $ 1,547,679
                                                                             ==========

---------------
(c) Non-income producing security

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  -----                                                                    ------------   -------
             COMMON STOCK
             AEROSPACE
    34,500   Boeing Company..............................................  $  3,669,937
    28,100   Textron, Inc................................................     2,648,425
    43,100   United Technologies.........................................     2,844,600
                                                                           ------------
             TOTAL AEROSPACE.............................................     9,162,962      4.41%
                                                                           ------------
             APPAREL
    57,900   CVS Corp.(c)................................................     2,395,612
    40,700   Liz Claiborne...............................................     1,572,038
                                                                           ------------
             TOTAL APPAREL...............................................     3,967,650      1.91%
                                                                           ------------
             BANKS
    38,100   Bank of Boston Corp.........................................     2,447,925
    41,700   BankAmerica Corp............................................     4,159,575
    56,200   Barnett Banks, Inc..........................................     2,311,225
    25,500   Chase Manhattan Corp........................................     2,275,875
    37,200   Citicorp....................................................     3,831,600
    58,150   MBNA Corp...................................................     2,413,225
                                                                           ------------
             TOTAL BANKS.................................................    17,439,425      8.40%
                                                                           ------------
             CHEMICALS
    40,600   Du Pont (E.I.) de Nemours...................................     3,831,625
    50,700   Merck & Company, Inc........................................     4,017,975
   100,600   Monsanto Company............................................     3,910,825
    68,600   Praxair, Inc................................................     3,164,175
    31,300   Sherwin Williams Company....................................     1,752,800
                                                                           ------------
             TOTAL CHEMICALS.............................................    16,677,400      8.03%
                                                                           ------------
             COMPUTER AND OFFICE EQUIPMENT
    68,150   Computer Associates International, Inc......................     3,390,462
    59,900   EMC Corp.(c)................................................     1,984,187
    36,900   Intel Corp.(a)..............................................     4,831,594
    51,800   Microsoft Corp.(c)..........................................     4,279,975
    41,600   Peoplesoft(a)(c)............................................     1,994,200
                                                                           ------------
             TOTAL COMPUTER AND OFFICE EQUIPMENT.........................    16,480,418      7.94%
                                                                           ------------
             COMPUTER AND SOFTWARE SERVICES
    24,100   3Com Corp.(c)...............................................     1,768,338
    58,700   Cisco Systems, Inc.(c)......................................     3,734,787
    32,300   Compaq Computer(c)..........................................     2,398,275
    27,800   Computer Sciences Corp.(c)..................................     2,283,075

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
  -----                                                                    ------------   ------
             COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    59,500   Honeywell, Inc..............................................  $  3,912,125
    30,700   Parametric Technology Corp.(c)..............................     1,577,213
                                                                           ------------
             TOTAL COMPUTER AND SOFTWARE SERVICES........................    15,673,813      7.55%
                                                                           ------------
             CONSUMER GOODS AND SERVICES
    41,700   Avon Products, Inc..........................................     2,382,112
    23,300   Clorox Company..............................................     2,338,737
    46,000   Eastman Kodak Company.......................................     3,691,500
    47,900   General Electric Company....................................     4,736,113
    61,200   Gillette Company............................................     4,758,300
    57,900   Nike, Inc. -- Class B.......................................     3,459,525
    67,200   Service Corporation International...........................     1,881,600
                                                                           ------------
             TOTAL CONSUMER GOODS AND SERVICES...........................    23,247,887     11.20%
                                                                           ------------
             ELECTRONICS
    37,700   Texas Instruments...........................................     2,403,375      1.16%
                                                                           ------------
             FINANCE
    43,300   American Express Company....................................     2,446,450
    57,700   Federal National Mortgage Association.......................     2,149,325
    23,800   Franklin Resources, Inc.....................................     1,627,325
    58,700   First Data Corp.............................................     2,142,550
    18,600   Household International, Inc................................     1,715,850
    25,700   Lowes Company, Inc..........................................       912,350
                                                                           ------------
             TOTAL FINANCE...............................................    10,993,850      5.30%
                                                                           ------------
             FOOD AND BEVERAGE
    28,000   Campbell Soup Company.......................................     2,247,000
    33,300   Safeway, Inc.(a)(c).........................................     1,423,575
                                                                           ------------
             TOTAL FOOD AND BEVERAGE.....................................     3,670,575      1.77%
                                                                           ------------
             INSURANCE
    67,232   Travelers, Inc..............................................     3,050,635      1.47%
                                                                           ------------
             LEISURE AND RECREATION
    25,200   HFS, Inc.(c)................................................     1,505,700
    40,600   Marriott International, Inc.................................     2,243,150
                                                                           ------------
             TOTAL LEISURE AND RECREATION................................     3,748,850      1.81%
                                                                           ------------
             MACHINERY
    51,000   Baker Hughes, Inc...........................................     1,759,500
    29,800   Case Corp...................................................     1,624,100
                                                                           ------------
             TOTAL MACHINERY.............................................     3,383,600      1.63%
                                                                           ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   ------
             MANUFACTURING
    17,000   Armstrong World Industries, Inc.............................  $  1,181,500      0.57%
                                                                           ------------
             MEDIA
    31,100   Gannett Company, Inc........................................     2,328,613
    27,400   Tribune Company.............................................     2,161,175
                                                                           ------------
             TOTAL MEDIA.................................................     4,489,788      2.16%
                                                                           ------------
             MEDICAL AND OTHER HEALTH SERVICES
    40,950   Cardinal Health, Inc.(a)....................................     2,385,337
    44,600   Healthsouth Corp.(c)........................................     1,722,675
    41,000   HBO & Company...............................................     2,434,375
    54,900   Johnson & Johnson...........................................     2,731,275
    30,900   Medtronic, Inc..............................................     2,101,200
    18,100   Oxford Health Plans, Inc.(c)................................     1,059,981
    48,000   United States Surgical Corp.(a).............................     1,890,000
                                                                           ------------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................    14,324,843      6.90%
                                                                           ------------
             OIL AND GAS
    23,100   British Petroleum PLC (ADR).................................     3,265,763
    55,300   Enron Corp..................................................     2,384,812
    37,000   Halliburton Company.........................................     2,229,250
    28,500   Schlumberger Ltd............................................     2,846,438
    54,000   Sonat, Inc..................................................     2,781,000
                                                                           ------------
             TOTAL OIL AND GAS...........................................    13,507,263      6.51%
                                                                           ------------
             PHARMACEUTICALS
    75,100   Abbott Laboratories.........................................     3,811,325
    31,300   Eli Lilly & Company.........................................     2,284,900
    46,600   Pfizer, Inc.................................................     3,861,975
    49,900   Warner Lambert Company......................................     3,742,500
                                                                           ------------
             TOTAL PHARMACEUTICALS.......................................    13,700,700      6.60%
                                                                           ------------
             RETAIL
    52,700   CompUSA, Inc.(a)(c).........................................     1,086,937
    58,300   Dayton-Hudson Corp..........................................     2,288,275
    55,200   Federated Department Stores(c)..............................     1,883,700
    44,000   Harcourt General, Inc.......................................     2,029,500
    86,400   Sears Roebuck...............................................     3,985,200
    39,500   TJX Companies, Inc..........................................     1,871,313
    48,400   Walgreen Company............................................     1,936,000
                                                                           ------------
             TOTAL RETAIL................................................    15,080,925      7.26%
                                                                           ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             TELECOMMUNICATIONS
    27,600   Cascade Communications Corp.(c).............................  $  1,521,450
    13,100   Cincinnati Bell, Inc........................................       807,288
    71,300   Sprint Corp.................................................     2,843,088
    32,200   Tellabs, Inc.(c)............................................     1,211,525
                                                                           ------------
             TOTAL TELECOMMUNICATIONS....................................     6,383,351      3.07%
                                                                           ------------
             TOBACCO
    73,600   RJR Holdings Group, Inc.....................................     2,502,400      1.20%
                                                                           ------------    ------
             TOTAL COMMON STOCK (Cost $179,034,540)......................   201,071,210     96.85%
                                                                           ------------    ------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 7,833,262   Merrimac Cash Fund -- Premium Class (Cost $7,833,262)(b)....     7,833,262      3.77%
                                                                           ------------    ------
PRINCIPAL
----------
             COMMERCIAL PAPER
$4,000,000   Republic New York Securities Corp., 7.15%, 07/15/97
             (Cost $4,001,339)(b)........................................     4,001,339      1.93%
                                                                           ------------    ------
             TIME DEPOSIT
 2,041,838   First National Bank of Boston, 7.10%, 01/02/97   (Cost           2,042,522      0.98%
             $2,042,522)(b)..............................................
                                                                           ------------    ------
             TOTAL SECURITIES (Cost $192,911,663)........................   214,948,333    103.53%
                                                                           ------------    ------
             REPURCHASE AGREEMENT
 6,968,633   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase
             proceeds at maturity $6,970,921, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.71% due 05/01/25
             with a value of $7,317,773) (Cost $6,969,777)...............     6,969,777      3.36%
                                                                           ------------    ------
             Total Investments (Cost $199,881,440).......................   221,918,110    106.89%
             Other assets less liabilities...............................   (14,305,684)    (6.89)%
                                                                           ------------    ------
             NET ASSETS..................................................  $207,612,426    100.00%
                                                                           ============    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $200,071,840.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $ 24,400,784
             Gross unrealized depreciation...............................    (2,554,514)
                                                                           ------------
             Net unrealized appreciation.................................  $ 21,846,270
                                                                           ============

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                               ------------   ----------
             COMMON STOCK
             AEROSPACE
    73,600   Sundstrand Corp. .........................................  $  3,128,000
    49,000   Textron, Inc. ............................................     4,618,250
   119,000   United Technologies.......................................     7,854,000
                                                                         ------------
             TOTAL AEROSPACE...........................................    15,600,250       5.22%
                                                                         ------------
             APPAREL
    68,400   Nine West Group, Inc.(c)..................................     3,172,050       1.06%
                                                                         ------------
             BANKS
    71,200   BankAmerica Corp. ........................................     7,102,200
    70,500   Chase Manhattan Corp. ....................................     6,292,125
    59,100   Nationsbank Corp. ........................................     5,777,025
                                                                         ------------
             TOTAL BANKS...............................................    19,171,350       6.41%
                                                                         ------------
             CHEMICALS
    42,200   Grace W.R. ...............................................     2,183,850
   108,600   Hercules, Inc. ...........................................     4,696,950
   137,500   Merck & Company, Inc. ....................................    10,896,875
   185,800   Monsanto Company..........................................     7,222,975
   136,500   Praxair, Inc. ............................................     6,296,063
                                                                         ------------
             TOTAL CHEMICALS...........................................    31,296,713      10.46%
                                                                         ------------
             COMPUTER AND OFFICE EQUIPMENT
   129,600   Corporate Express, Inc.(c)................................     3,815,100       1.28%
                                                                         ------------
             COMPUTER AND SOFTWARE SERVICES
   175,600   3Com Corp.(c).............................................    12,884,650
   125,900   Adaptec, Inc.(c)..........................................     5,036,000
    59,600   Computer Associates International, Inc. ..................     2,965,100
   250,525   CUC International, Inc.(c)................................     5,949,969
    51,600   Honeywell, Inc. ..........................................     3,392,700
    16,700   Rational Software Corp.(c)................................       660,694
   178,900   Peoplesoft(c).............................................     8,576,018
                                                                         ------------
             TOTAL COMPUTER AND SOFTWARE SERVICES......................    39,465,131      13.19%
                                                                         ------------
             CONSUMER GOODS AND SERVICES
   107,300   Avon Products, Inc. ......................................     6,129,512
   117,700   Gillette Company..........................................     9,151,175
   203,600   Service Corporate International...........................     5,700,800
                                                                         ------------
             TOTAL CONSUMER GOODS AND SERVICES.........................    20,981,487       7.01%
                                                                         ------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                               ------------     ------
             ELECTRONICS
   110,300   Fore Systems, Inc.(c).....................................  $  3,626,112
    68,800   Intel Corp. ..............................................     9,008,500
    90,000   Texas Instruments.........................................     5,737,500
                                                                         ------------
             TOTAL ELECTRONICS.........................................    18,372,112       6.14%
                                                                         ------------
             ENVIRONMENTAL MANAGEMENT
    93,000   WMX Technologies..........................................     3,034,125       1.01%
                                                                         ------------
             FINANCIAL SERVICES
   154,600   First Data Corp. .........................................     5,642,900
    83,800   Student Loan Marketing Association........................     7,803,875
                                                                         ------------
             TOTAL FINANCIAL SERVICES..................................    13,446,775       4.50%
                                                                         ------------
             FOOD AND BEVERAGE
   108,500   Boston Chicken, Inc.(c)...................................     3,892,437       1.30%
                                                                         ------------
             INSURANCE
   163,630   Travelers, Inc. ..........................................     7,424,694       2.48%
                                                                         ------------
             LEISURE AND RECREATION
   103,000   HFS, Inc.(c)..............................................     6,154,250
   237,600   Hilton Hotels.............................................     6,207,300
                                                                         ------------
             TOTAL LEISURE AND RECREATION..............................    12,361,550       4.13%
                                                                         ------------
             MACHINERY
    72,600   Thermo Electron Corp.(c)..................................     2,994,750       1.00%
                                                                         ------------
             MEDICAL AND OTHER HEALTH SERVICES
    81,100   Boston Scientific Corp.(c)................................     4,866,000
   117,700   Guidant Corp. ............................................     6,708,900
   134,500   HBO & Company.............................................     7,985,937
   112,800   Medtronic, Inc. ..........................................     7,670,400
                                                                         ------------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES...................    27,231,237       9.10%
                                                                         ------------
             PHARMACEUTICALS
   114,700   American Home Products Corp. .............................     6,724,287
    96,800   Eli Lilly & Company.......................................     7,066,400
   112,300   Schering-Plough Corp......................................     7,271,425
                                                                         ------------
             TOTAL PHARMACEUTICALS.....................................    21,062,112       7.04%
                                                                         ------------
             RETAIL
   231,300   Dayton-Hudson Corp. ......................................     9,078,525
   113,200   Home Depot, Inc. .........................................     5,674,150
    84,700   Kohls Corp.(c)............................................     3,324,475
                                                                         ------------
             TOTAL RETAIL..............................................    18,077,150       6.04%
                                                                         ------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                               ------------     ------
             TELECOMMUNICATIONS
   110,000   Ascend Communications, Inc.(c)............................  $  6,833,750
   117,700   Cascade Communications Corp.(c)...........................     6,488,212
                                                                         ------------
             TOTAL TELECOMMUNICATIONS..................................    13,321,962       4.45%
                                                                         ------------
             TOBACCO
    84,900   Philip Morris Companies, Inc. ............................     9,561,864       3.20%
                                                                         ------------
             TRANSPORTATION
    68,500   Burlington Northern Santa Fe..............................     5,916,688       1.99%
                                                                         ------------     ------
             TOTAL SECURITIES (Cost $276,480,203)......................   290,199,537      97.01%
                                                                         ------------     ------
 PRINCIPAL
             REPURCHASE AGREEMENT
$6,062,596   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase proceeds at maturity $6,064,586, 01/02/97,
             (Collateralized by Federal Home Loan Mortgage Corp.,
             7.78%, due 08/01/24 with a value of $6,366,113)
             (Cost $6,063,591).........................................     6,063,591       2.03%
                                                                         ------------     ------
             Total Investments (Cost $282,543,794).....................   296,263,128      99.04%
             Other assets less liabilities.............................     2,864,558       0.96%
                                                                         ------------     ------
             NET ASSETS................................................  $299,127,686     100.00%
                                                                         ============     ======
     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is
$282,543,794.
                           The following amount is based on costs for federal income tax purposes:
             Gross unrealized appreciation.............................   $20,146,269
             Gross unrealized depreciation.............................    (6,426,935)
                                                                         ------------
             Net unrealized appreciation...............................   $13,719,334
                                                                         ============

---------------

(c) Non-income producing security

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              ADVERTISING
     27,700   Catalina Marketing Corp.(c)................................  $  1,526,963
     88,337   HA-LO Industries, Inc.(c)..................................     2,429,268
      5,300   Snyder Communications, Inc.(c).............................       143,100
                                                                           ------------
              TOTAL ADVERTISING..........................................     4,099,331      0.81%
                                                                           ------------
              AEROSPACE
    146,600   AAR Corp. .................................................     4,434,650      0.87%
                                                                           ------------
              APPAREL
     74,700   Catherines Stores Corp.(c).................................       410,850
     13,800   Fila Holdings Spa (ADR)(a).................................       802,125
     61,700   Gadzooks, Inc.(c)..........................................     1,126,025
     30,600   Gucci Group................................................     1,954,575
      3,600   Loehmann's, Inc.(c)........................................        82,800
     15,500   The Finish Line............................................       327,438
                                                                           ------------
              TOTAL APPAREL..............................................     4,703,813      0.93%
                                                                           ------------
              AUTOMOTIVE PRODUCTS
     37,300   Donnelly Corp. ............................................       913,850      0.18%
                                                                           ------------
              BANKS
    144,000   American Federal Bank......................................     2,718,000
     68,873   First Republic BanCorp, Inc.(c)............................     1,153,623
    125,600   First Savings Bank of Washington...........................     2,307,900
     71,535   First Union Corp. .........................................     5,293,590
    158,330   HUBCO, Inc. ...............................................     3,879,085
    116,400   Norwalk Savings Society(a).................................     2,720,850
    110,000   Peoples Bank...............................................     3,176,250
    160,000   Roosevelt Financial Group, Inc. ...........................     3,360,000
    145,400   Sterling Financial Corp.(c)................................     2,053,775
                                                                           ------------
              TOTAL BANKS................................................    26,663,073      5.26%
                                                                           ------------
              BUILDING MATERIALS
     10,000   Penn-America Group, Inc.(c)................................       161,250      0.03%
                                                                           ------------
              BUSINESS SERVICES
     80,800   Accustaff, Inc.(a)(c)......................................     1,706,900
     56,500   Alternative Resources Corp.(c).............................       981,687
     54,800   American Business Information(c)...........................     1,219,300
     10,000   CSS Industries, Inc. ......................................       260,000
     30,000   F.Y.I., Inc. ..............................................       626,250
     41,900   Iron Mountain, Inc.(c).....................................     1,267,475

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              BUSINESS SERVICES (CONTINUED)
     70,000   Labor Ready, Inc. .........................................  $    945,000
     51,600   Manpower, Inc. ............................................     1,677,000
                                                                           ------------
              TOTAL BUSINESS SERVICES....................................     8,683,612      1.71%
                                                                           ------------
              CHEMICALS
     70,576   TETRA Tech, Inc.(c)........................................     1,393,876      0.27%
                                                                           ------------
              COMMERCIAL SERVICES
     49,500   Greenwich Air Services -- Class B..........................     1,101,375
    128,300   Protection One, Inc.(a)....................................     1,266,962
                                                                           ------------
              TOTAL COMMERCIAL SERVICES..................................     2,368,337      0.47%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
     70,000   Amplicon, Inc. ............................................     1,382,500
     49,600   Applix, Inc.(c)............................................     1,085,000
    118,550   Cable Design Technologies(c)...............................     3,689,869
     36,200   CIBER, Inc.(a)(c)..........................................     1,086,000
     61,300   Compaq Computer(c).........................................     4,551,525
     39,500   Computer Associates International, Inc. ...................     1,965,125
     65,100   Comverse Technology, Inc.(c)...............................     2,461,594
     18,600   Documentum, Inc.(a)(c).....................................       627,750
     31,400   Encad, Inc.(c).............................................     1,295,250
     54,400   Intel Corp.(a).............................................     7,123,000
     10,500   Jaco Electronics, Inc. ....................................        89,250
    101,100   May & Speh, Inc.(c)........................................     1,238,475
     72,500   National Data Corp. .......................................     3,153,750
     35,000   Pure Atria Corp.(c)........................................       866,250
      2,820   Radius, Inc.(c)............................................         1,498
    146,300   Seagate Technology, Inc.(a)(c).............................     5,778,850
    145,300   Sterling Commerce, Inc.(a)(c)..............................     5,121,825
    121,000   US Office Products Company(a)..............................     4,129,125
     35,100   Visio Corp.(a)(c)..........................................     1,737,450
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    47,384,086      9.34%
                                                                           ------------
              COMPUTER SOFTWARE AND SERVICES
     46,120   Aspen Technologies, Inc.(c)................................     3,701,130
     76,100   Cadence Design Systems, Inc.(c)............................     3,024,975
    131,500   Cambridge Technology Partners(c)...........................     4,413,469
     28,500   INSO Corp.(a)(c)...........................................     1,132,875
     53,300   JDA Software Group, Inc.(c)................................     1,519,050
     41,300   National Computer System, Inc. ............................     1,053,150
     52,800   Network Appliance, Inc.(c).................................     2,686,200

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     19,800   Parametric Technology Corp.(c).............................  $  1,017,225
     29,000   Platinum Entertainment(c)..................................       232,000
     43,700   Project Software & Development(c)..........................     1,851,789
     85,200   Rational Software Corp.(a)(c)..............................     3,370,725
     24,400   Renaissance Solutions, Inc.(c).............................     1,091,900
     41,900   Sapient Corp.(c)...........................................     1,765,038
     19,500   Scopus Technology, Inc.(c).................................       906,750
     18,800   Sterling Software(a)(c)....................................       594,550
     69,900   Ultrak, Inc.(c)............................................     2,131,950
     33,600   Veritas Software Corp.(c)..................................     1,671,600
     59,500   Whittman-Hart, Inc.(c).....................................     1,524,688
     68,200   Wind River Systems(c)......................................     3,230,975
                                                                           ------------
              TOTAL COMPUTER SOFTWARE AND SERVICES.......................    36,920,039      7.29%
                                                                           ------------
              CONSTRUCTION
    173,300   Daniel Industries..........................................     2,556,175
     90,000   Michael Baker Corp.(c).....................................       573,750
                                                                           ------------
              TOTAL CONSTRUCTION.........................................     3,129,925      0.62%
                                                                           ------------
              CONSUMER GOODS AND SERVICES
     67,500   Blyth Industries, Inc.(a)(c)...............................     3,079,687
     38,900   Carriage Services, Inc.(c).................................       870,387
     39,500   CUC International, Inc.(c).................................       938,125
     83,300   Helen of Troy, Ltd. .......................................     1,832,600
     42,000   LSI LTG Systems, Inc. .....................................       556,500
     69,000   Parlux Fragrances, Inc.(c).................................       284,625
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................     7,561,924      1.49%
                                                                           ------------
              EDUCATION
     53,900   Alrenco, Inc.(c)...........................................       572,688
    179,825   ITT Educational Services, Inc.(c)..........................     4,158,453
    152,500   Kinder Care Learning Centers(c)............................     2,859,375
     32,700   Landauer, Inc. ............................................       801,150
     37,650   Learning Tree International(c).............................     1,110,675
    569,100   National Education Corp.(c)................................     8,678,775
     47,000   Sylvan, Inc.(c)............................................       611,000
                                                                           ------------
              TOTAL EDUCATION............................................    18,792,116      3.70%
                                                                           ------------
              ELECTRICAL EQUIPMENT
     57,200   Sawtek, Inc.(c)............................................     2,266,550      0.45%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              ELECTRONICS
    200,600   Alpha Industries, Inc.(c)..................................  $  1,579,725
    217,100   Charter Power Systems......................................     6,621,550
     67,500   Electro Rent Corp.(c)......................................     1,679,062
    104,600   Fore Systems, Inc.(c)......................................     3,438,725
     59,300   Gentex Corp.(c)............................................     1,193,412
    141,400   ILC Technology, Inc.(c)....................................     1,838,200
     46,200   Input/Output, Inc.(c)......................................       854,700
     34,700   Perceptron, Inc. ..........................................     1,188,475
     79,530   Richardson Electronics.....................................       656,123
     40,000   Sanmina Corp.(a)(c)........................................     2,260,000
     65,730   Sterling Electronics(c)....................................       879,139
     29,100   Uniphase Corp.(c)..........................................     1,527,750
     36,800   Vitesse Semiconductor Corp.(c).............................     1,674,400
                                                                           ------------
              TOTAL ELECTRONICS..........................................    25,391,261      5.01%
                                                                           ------------
              ENGINEERING
     19,500   Fluke Corp. ...............................................       870,187
    105,000   Rogers Corp.(c)............................................     2,848,125
    111,500   URS Corp.(c)...............................................     1,003,500
                                                                           ------------
              TOTAL ENGINEERING..........................................     4,721,812      0.93%
                                                                           ------------
              ENVIRONMENTAL MANAGEMENT SERVICES
    114,900   ABM Industries, Inc. ......................................     2,125,650
     53,000   American Disposal Services(c)..............................       980,500
     34,300   BHA Group, Inc. ...........................................       553,088
     59,500   National Sanitary Supply...................................       780,938
     54,000   Newpark Resources, Inc.(c).................................     2,011,500
     66,200   Republic Industries, Inc.(a)(c)............................     2,064,613
     30,000   Superior Services, Inc.(c).................................       611,250
     96,900   United Waste Systems, Inc.(c)..............................     3,330,938
     96,550   US Filter Corp.(a)(c)......................................     3,065,462
                                                                           ------------
              TOTAL ENVIRONMENTAL MANAGEMENT SERVICES....................    15,523,939      3.06%
                                                                           ------------
              FINANCE
    161,700   Allied Capital Advisers, Inc.(c)...........................       929,775
    108,500   Allied Capital Commercial Corp. ...........................     2,522,625
     83,500   Allied Capital Corp. ......................................     1,315,125
     85,392   Allied Capital Lending Company.............................     1,302,228
     30,000   CACI International, Inc.(c)................................       630,000
    125,200   Cash American Investments, Inc. ...........................     1,064,200
    106,470   Charter One Financial, Inc. ...............................     4,471,740

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              FINANCE (CONTINUED)
     46,588   Concord EFS, Inc.(c).......................................  $  1,316,097
     80,100   ContiFinancial Corp.(c)....................................     2,893,613
     28,000   Dollar Tree Stores, Inc.(c)................................     1,071,000
     27,500   Phoenix Duff & Phelps Corp. ...............................       195,937
     42,700   Sirrom Capital Corp. ......................................     1,569,225
     95,500   The Money Store, Inc.(a)...................................     2,638,188
     60,000   Washington Mutual, Inc. ...................................     2,598,750
                                                                           ------------
              TOTAL FINANCE..............................................    24,518,503      4.83%
                                                                           ------------
              FOOD AND BEVERAGE
     54,900   CKE Restaurants, Inc. .....................................     1,976,400
     21,200   Culligan Water Technologies(c).............................       858,600
      1,300   Dairymart Convenient Stores -- Class A(c)..................         5,850
     27,200   Glacier Water Services, Inc.(c)............................       622,200
     52,000   Landry's Seafood Restaurants(c)............................     1,111,500
    238,300   Ruby Tuesday, Inc.(c)......................................     4,408,550
     26,700   Scotsman Industries, Inc. .................................       630,788
                                                                           ------------
              TOTAL FOOD AND BEVERAGE....................................     9,613,888      1.90%
                                                                           ------------
              FORESTRY PRODUCTS
     31,000   Fibreboard Corp.(c)........................................     1,046,250      0.21%
                                                                           ------------
              FREIGHT AND CARGO
    113,800   Air Express International Corp. ...........................     3,670,050
     52,900   Atlas Air, Inc.(c).........................................     2,525,975
    105,474   Fritz Companies, Inc.(a)(c)................................     1,344,794
    238,700   Harper Group, Inc. ........................................     5,669,125
     40,500   Intercargo, Inc. ..........................................       346,781
    190,050   Pittston Burlington Group..................................     3,801,000
                                                                           ------------
              TOTAL FREIGHT AND CARGO....................................    17,357,725      3.42%
                                                                           ------------
              INDUSTRIAL
     27,000   Zoltek Companies, Inc.(a)(c)...............................       982,125      0.19%
                                                                           ------------
              INSURANCE
     80,000   HCC Insurance Holdings, Inc. ..............................     1,920,000
     38,600   National Western Life Insurance -- Class A(c)..............     3,358,200
     36,200   Penn Treaty American Corp. ................................       941,200
     66,400   Western National Corp. ....................................     1,278,200
    208,800   Willis Corroon Group (ADR).................................     2,401,200
                                                                           ------------
              TOTAL INSURANCE............................................     9,898,800      1.95%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              LEISURE AND RECREATION
     46,700   Dover Downs Entertainment(c)...............................  $    834,762
     61,300   Harveys Casinos Resorts....................................     1,034,437
     41,500   HFS, Inc.(c)...............................................     2,479,625
     28,000   Nimbus CD International, Inc.(c)...........................       238,000
     16,800   Sun International Hotels, Ltd.(a)..........................       613,200
                                                                           ------------
              TOTAL LEISURE AND RECREATION...............................     5,200,024      1.03%
                                                                           ------------
              MACHINERY
     76,000   K-Tron International, Inc.(c)..............................       779,000
     70,100   Varco International, Inc. .................................     1,621,062
                                                                           ------------
              TOTAL MACHINERY............................................     2,400,062      0.47%
                                                                           ------------
              MANUFACTURING
     56,000   Chase Brass Industries, Inc.(c)............................     1,113,000
     52,700   DT Industries, Inc. .......................................     1,844,500
    139,800   Lydall, Inc.(c)............................................     3,145,500
     33,050   Watsco, Inc. ..............................................       954,319
                                                                           ------------
              TOTAL MANUFACTURING........................................     7,057,319      1.39%
                                                                           ------------
              MEDIA
     75,000   Golden Books Family Entertainment(c).......................       834,375
    119,800   Granite Broadcasting Corp.(a)(c)...........................     1,272,875
     85,500   Houghton Mifflin Company...................................     4,841,437
     19,500   Premiere Radio Networks, Inc.(c)...........................       246,187
     50,500   Premiere Radio Networks -- Class A(c)......................       637,562
    308,600   Steck Vaughn Publishing Corp.(c)...........................     3,394,600
                                                                           ------------
              TOTAL MEDIA................................................    11,227,036      2.21%
                                                                           ------------
              MEDICAL AND OTHER HEALTH SERVICES
    128,600   Advocat, Inc.(c)...........................................       932,350
     46,300   Chemed Corp. ..............................................     1,689,950
     69,000   Community Care of America(c)...............................       284,625
     72,600   Gulf South Medical Supply, Inc.(c).........................     1,860,375
     54,400   HBO & Company..............................................     3,230,000
     33,200   Hologic, Inc.(c)...........................................       821,700
     61,300   Lifeline Systems, Inc.(c)..................................     1,072,750
     39,900   Living Centers Of America(c)...............................     1,107,225
    138,000   Morrison Health Care, Inc. ................................     2,035,500
      2,000   Neuromedical Systems, Inc. ................................        26,500
     83,700   Omnicare, Inc. ............................................     2,688,862
     60,100   Ornda HealthCorp.(c).......................................     1,757,925
     71,600   Orthodontic Centers Of America(a)(c).......................     1,145,600

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    285,000   Owens & Minor Holding Company..............................  $  2,921,250
      4,000   Pacificare Health Systems -- Class B.......................       341,000
     48,600   Physician Sales & Service(c)...............................       698,625
     36,100   Quintiles Transnational Corp.(a)(c)........................     2,391,625
     45,000   Quorum Health Group, Inc.(c)...............................     1,338,750
    109,600   Renal Treatment Centers, Inc.(c)...........................     2,794,800
     55,200   Retirement Care Associates(c)..............................       455,400
     28,000   Summit Care Corp.(c).......................................       458,500
     48,400   Sunrise Assisted Living, Inc.(c)...........................     1,349,150
     27,000   Target Therapeutics, Inc.(c)...............................     1,134,000
    194,400   Universal Health Services -- Class B(c)....................     5,564,700
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................    38,101,162      7.51%
                                                                           ------------
              METALS AND MINING
     38,500   Furon Company..............................................       818,125
     52,200   RMI Titanium Company(a)(c).................................     1,468,125
     29,300   Wolverine Tube, Inc.(c)....................................     1,032,825
                                                                           ------------
              TOTAL METALS AND MINING....................................     3,319,075      0.65%
                                                                           ------------
              OIL AND GAS
     87,900   Berry Petroleum............................................     1,263,562
     64,100   Pool Energy Services(c)....................................       985,537
     49,000   Pride Petroleum Services, Inc.(a)(c).......................     1,139,250
     14,800   Schlumberger, Ltd. ........................................     1,478,150
     78,900   Tosco Corp. ...............................................     6,242,962
     46,400   World Fuel Services Corp. .................................     1,032,400
                                                                           ------------
              TOTAL OIL AND GAS..........................................    12,141,861      2.39%
                                                                           ------------
              PHARMACEUTICALS
     56,000   Applied Analytical Industries, Inc.(c).....................     1,071,000
     66,800   Dura Pharmaceuticals, Inc.(c)..............................     3,189,700
      1,059   Gensia, Inc.(c)............................................         4,898
     27,300   Jones Medical Industries, Inc. ............................       999,863
     33,400   NCS HealthCare, Inc. -- Class A(c).........................       972,775
     26,500   Parexel International Corp.(c).............................     1,368,062
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................     7,606,298      1.50%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
    115,900   Equity Inns, Inc. .........................................     1,506,700
     32,800   Health Care Property Investments, Inc. ....................     1,148,000
     39,000   Remedy Corp.(c)............................................     2,096,250

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              REAL ESTATE INVESTMENT TRUST (CONTINUED)
     57,800   RFS Hotel Investors, Inc. .................................  $  1,141,550
     44,500   Roc Communities, Inc. .....................................     1,234,875
     35,000   Sun Communities, Inc. .....................................     1,207,500
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................     8,334,875      1.64%
                                                                           ------------
              RETAIL
     29,000   ACC Corp. .................................................       877,250
     86,300   American Safety Razor Company(c)...........................     1,208,200
     50,750   Chicago Miniature Lamp, Inc.(c)............................     2,106,125
    139,000   Consolidated Stores Corp.(c)...............................     4,465,375
     75,100   Fred's, Inc. ..............................................       647,737
    175,000   MacFrugals Bargains Close-Outs(c)..........................     4,571,875
    155,200   Michael Anthony Jewelers, Inc.(c)..........................       475,300
     43,000   Uni-Marts, Inc. ...........................................       247,250
     57,200   Vitalink Pharmacy Services(a)(c)...........................     1,315,600
     11,900   Wet Seal, Inc. -- Class A(c)...............................       254,362
                                                                           ------------
              TOTAL RETAIL...............................................    16,169,074      3.19%
                                                                           ------------
              SECURITY SYSTEMS
     32,600   ADT, Ltd.(c)...............................................       745,725
     78,000   Corestaff, Inc.(c).........................................     1,847,625
    201,000   Pittston Brink's Group.....................................     5,427,000
     36,700   Quantum Corp.(a)(c)........................................     1,050,538
    309,300   Sensormatic Electronics Corp.(a)...........................     5,180,775
                                                                           ------------
              TOTAL SECURITY SYSTEMS.....................................    14,251,663      2.81%
                                                                           ------------
              TELECOMMUNICATIONS
     82,700   Aaron Rents, Inc. -- Class B...............................       982,063
     47,000   Act Networks, Inc.(c)......................................     1,715,500
      7,900   American Telephone & Telegraph Corp. ......................       343,650
     11,900   Andrew Corp.(c)............................................       631,444
     69,500   Arch Communications Group, Inc.(c).........................       651,563
     76,100   Ascend Communications, Inc.(c).............................     4,727,712
     67,200   Aspect Telecommunication Corp.(c)..........................     4,267,200
      6,275   Associated Group, Inc. -- Class A(c).......................       192,956
     25,675   Associated Group, Inc. -- Class B(c).......................       763,831
     19,800   Cascade Communications Corp.(c)............................     1,091,475
     15,700   Cellular Communications of Puerto Rico(c)..................       310,075
    131,575   Centennial Cellular Corp. -- Class A(c)....................     1,595,347
     23,500   CFW Communications Company.................................       519,938
     38,100   Commnet Cellular, Inc.(c)..................................     1,062,037

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              TELECOMMUNICATIONS (CONTINUED)
    124,400   Communications Central, Inc.(c)............................  $    964,100
     33,500   Data Transmission Network(c)...............................       745,375
     62,000   Davel Communications Group(c)..............................     1,131,500
     45,600   Davox Corp.(a)(c)..........................................     1,881,000
     59,200   DSP Communications, Inc.(c)................................     1,147,000
     29,700   Emmis Broadcasting Corp. -- Class A........................       972,675
     55,000   Gray Communications System.................................     1,038,125
     78,100   Inter Tel, Inc.(c).........................................     1,483,900
    119,400   Jones Intercable, Inc. -- Class A(c).......................     1,238,775
    102,800   Loral Space & Communications...............................     1,888,950
     65,000   Midcom Communications, Inc.(c).............................       552,500
    120,200   Nokia Corp. (ADR)..........................................     6,926,525
      4,300   Osborn Communications Corp.(c).............................        64,030
     74,500   P-Com, Inc.(c).............................................     2,207,063
     72,300   Premisys Communications, Inc.(c)...........................     2,440,124
    109,100   Pronet, Inc.(c)............................................       477,312
     19,800   Qualcom, Inc.(c)...........................................       789,525
     47,100   Saga Communications, Inc.(c)...............................       918,450
     71,000   Sitel Corp.(c).............................................     1,002,875
     29,600   Vanguard Cellular Systems, Inc. -- Class A(c)..............       466,200
     66,100   Wireless Telecom Group, Inc. ..............................       684,538
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    47,875,333      9.44%
                                                                           ------------
              TOBACCO
     19,800   Philip Morris Companies, Inc. .............................     2,229,975      0.44%
                                                                           ------------
              TRANSPORTATION
    215,000   Airborne Freight Corp. ....................................     5,025,625
    198,700   CNF Transportation, Inc. ..................................     4,421,075
     65,000   Sea Containers, Ltd. ......................................     1,015,625
     21,900   Seacor Holdings, Inc.(c)...................................     1,379,700
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    11,842,025      2.33%
                                                                           ------------
              UTILITIES
    600,000   El Paso Electric Company(c)................................     3,900,000      0.77%
                                                                           ------------    ------
              Total Common Stock (Cost $392,527,734).....................   470,186,517     92.69%
                                                                           ------------    ------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
 22,801,372   Merrimac Cash Fund -- Premium Class (Cost
                $22,801,372)(b)..........................................    22,801,372      4.49%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 7,491,678   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  7,493,636
  5,000,000   Harris Trust & Savings Bank, 6.50%, 01/02/97(b)............     5,001,252
 19,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    19,004,756
                                                                           ------------
              TOTAL TIME DEPOSITS (Cost $31,499,644).....................    31,499,644      6.21%
                                                                           ------------   -------
              TOTAL SECURITIES (Cost $446,828,750).......................   524,487,533    103.39%
                                                                           ------------   -------
              REPURCHASE AGREEMENTS
 23,538,299   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $23,546,027, 01/02/97
                (Collateralized by various United States Government
                Agency Obligations, 6.50% -- 7.99%, due 05/20/22 to
                02/20/26, with a total value of $24,715,268) (Cost
                $23,542,163).............................................    23,542,163
 12,756,338   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $12,760,526, 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.21%, due 11/01/23 with a value of
                $4,975,533 and Federal National Mortgage Association,
                6.46%, due 01/25/25 with a value of $8,419,058) (Cost
                $12,758,432).............................................    12,758,432
  4,016,318   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,017,636 01/02/97
                (Collateralized by Federal National Mortgage Association,
                6.91%, due 07/01/18 with a value of $4,217,753) (Cost
                $4,016,977)..............................................     4,016,977
  4,508,214   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,509,694 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 7.41%, due 04/01/24 with a value of
                $4,733,999) (Cost $4,508,954)............................     4,508,954
                                                                           ------------
              TOTAL REPURCHASE AGREEMENTS (Cost $44,826,526).............    44,826,526      8.84%
                                                                           ------------   -------
              Total Investments (Cost $491,655,276)......................   569,314,059    112.23%
              Other assets less liabilities..............................   (62,049,816)   (12.23)%
                                                                           ------------   -------
              NET ASSETS.................................................  $507,264,243    100.00%
                                                                            ===========    ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $494,020,516.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 94,819,037
              Gross unrealized depreciation..............................   (19,525,494)
                                                                           ------------
              Net unrealized appreciation................................  $ 75,293,543
                                                                            ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 -----------   -------
            COMMON STOCK
            BUILDING AND CONSTRUCTION
    15,500  Eagle Hardware & Garden, Inc.(c).............................  $   321,624      2.08%
                                                                            ----------
            COMPUTERS AND OFFICE EQUIPMENT
     9,000  Dell Computer Corp.(c).......................................      478,125
     7,300  Dynatech Corp.(c)............................................      323,025
    10,000  EMC Corp. ...................................................      331,250
    11,400  Encad, Inc.(c)...............................................      470,250
    20,000  Innovex, Inc. ...............................................      540,000
     3,000  Intel Corp. .................................................      392,813
     3,000  Microsoft Corp.(c)...........................................      247,875
    24,800  Siebel Systems, Inc.(c)......................................      669,600
    15,000  Sun Microsystems, Inc.(c)....................................      385,313
    13,700  Tech Data Corp. .............................................      375,038
     7,000  Western Digital(c)...........................................      398,125
                                                                            ----------
            TOTAL COMPUTERS AND OFFICE EQUIPMENT.........................    4,611,414     29.79%
                                                                            ----------
            COMPUTER SOFTWARE AND SERVICES
     8,000  3Com Corp.(c)................................................      587,000
     5,000  BMC Software, Inc.(c)........................................      206,875
    24,100  Chips & Tech, Inc.(c)........................................      439,825
     6,300  Compaq Computer(c)...........................................      467,775
    10,000  Compuware Corp.(c)...........................................      501,250
     4,000  Electronics for Imaging(c)...................................      329,000
     6,000  McAfee Associates, Inc.(c)...................................      264,000
     4,000  Parametric Technology Corp.(c)...............................      205,500
    10,300  Scopus Technology, Inc.(c)...................................      478,950
                                                                            ----------
            TOTAL COMPUTER SOFTWARE AND SERVICES.........................    3,480,175     22.48%
                                                                            ----------
            ELECTRICAL EQUIPMENT
    15,900  American Power Conversion Corp.(c)...........................      433,275
     7,800  Microchip Technology, Inc.(c)................................      396,825
     8,000  Sanmina Corp.(c).............................................      452,000
                                                                            ----------
            TOTAL ELECTRICAL EQUIPMENT...................................    1,282,100      8.28%
                                                                            ----------
            FINANCE
     6,700  Student Loan Marketing Association...........................      623,938      4.03%
                                                                            ----------
            MEDICAL AND OTHER HEALTH SERVICES
    10,000  Jones Medical Industries, Inc. ..............................      366,250
    40,000  Molecular Dynamics, Inc. ....................................      430,000
                                                                            ----------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................      796,250      5.14%
                                                                            ----------
            TECHNOLOGY
    17,100  Boston Technology............................................  $   491,625      3.18%
                                                                            ----------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 -----------   -------
            TELECOMMUNICATIONS
    15,000  ADC Telecommunications, Inc.(c)..............................      466,874
     6,500  Ascend Communications, Inc.(c)...............................      403,813
    15,000  Brightpoint, Inc.(c).........................................      446,250
     5,000  Cascade Communications Corp.(c)..............................      275,625
     7,000  Cisco Systems, Inc.(c).......................................      445,375
    13,700  Digital Microwave Corp.(c)...................................      381,887
    12,000  Pairgain Technologies, Inc.(c)...............................      365,250
    10,800  Tellabs, Inc.(c).............................................      406,350
                                                                            ----------
            TOTAL TELECOMMUNICATIONS.....................................    3,191,424     20.62%
                                                                            ----------     -----
            TOTAL SECURITIES (Cost $14,563,091)..........................   14,798,550     95.60%
                                                                            ----------     -----
PRINCIPAL
----------
            REPURCHASE AGREEMENT
$1,393,369  With Investors Bank & Trust, dated 12/31/96, 5.91%, repurchase proceeds at maturity $1,393,826, 01/02/97
              (Collateralized by Federal National Mortgage Association,
              6.55%, due 07/01/18 with a value of $1,463,118) (Cost
              $1,393,598)................................................    1,393,598      9.01%
                                                                            ----------     -----
            Total Investments (Cost $15,956,689).........................   16,192,148    104.61%
            Other assets less liabilities................................     (713,018)    (4.61)%
                                                                            ----------     -----
            NET ASSETS...................................................  $15,479,130    100.00%
                                                                            ==========     =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $15,956,689.

     The following amount is based on costs for federal income tax purposes:

            Gross unrealized appreciation................................  $   889,406
            Gross unrealized depreciation................................     (653,947)
                                                                           -----------
            Net unrealized appreciation..................................  $   235,459
                                                                            ==========

---------------
(c) Non-income producing security

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             CORPORATE BONDS AND NOTES
             AEROSPACE
$  250,000   BE Aerospace, 9.75%, 03/01/03...............................  $   261,875      1.70%
                                                                           -----------
             AUTOMOTIVE PRODUCTS
   225,000   Speedy Muffler King, Inc., 10.875%, 10/01/06................      241,313      1.57%
                                                                           -----------
             APPAREL
   300,000   William Carter, 10.375%, 12/01/06...........................      310,500      2.02%
                                                                           -----------
             BUSINESS SERVICES
   180,000   Iron Mountain, 10.125%, 10/01/06............................      190,800      1.24%
                                                                           -----------
             CHEMICAL
   150,000   Collins & Aikman Products, 11.50%, 04/15/06.................      163,313
    80,000   Foamex Limited Partnership, 11.25%, 10/01/02................       85,200
   240,000   General Chemical, Inc., 9.25%, 08/15/03.....................      245,400
                                                                           -----------
             TOTAL CHEMICAL..............................................      493,913      3.22%
                                                                           -----------
             CONSTRUCTION
   120,000   Toll Corp., 10.50%, 03/15/02................................      124,200      0.81%
                                                                           -----------
             CONSUMER GOODS AND SERVICES
   175,000   Purina Mills, 10.25%, 09/01/03..............................      180,687      1.18%
                                                                           -----------
             ELECTRONICS
   100,000   Calpine Corp., 9.25%, 02/01/04..............................       99,875      0.65%
                                                                           -----------
             ENVIRONMENTAL MANAGEMENT
   350,000   Allied Waste North America, 10.25%, 12/01/06................      367,063      2.39%
                                                                           -----------
             FINANCE
   320,000   Comcast Corp., 9.125%, 10/15/06.............................      327,200
   210,000   Costilla Energy, 10.25%, 10/01/06...........................      220,763
   300,000   Hawk Corp., 10.25%, 12/01/03................................      307,500
   130,000   ISP Holdings, Inc., 9.75%, 02/15/02.........................      135,525
   400,000   Mesa Operating, 11.625%, 07/01/06...........................      276,000
   205,000   Muzak LP/Capital, 10.00%, 10/01/03..........................      209,612
   100,000   Primark Corp., 8.75%, 10/15/00..............................      101,000
   150,000   Rayovac Corp., 10.25%, 11/01/06.............................      153,750
                                                                           -----------
             TOTAL FINANCE...............................................    1,731,350     11.26%
                                                                           -----------
             FOOD AND BEVERAGE
   250,000   Ameriking, Inc., 10.75%, 12/01/06...........................      258,750
   100,000   Cott Corp., 9.375%, 07/01/05................................      102,500
   160,000   Jitney-Jungle Stores, 12.00%, 03/01/06......................      169,600
   150,000   Ralphs Grocery, 10.45%, 06/15/04............................      159,375
   120,000   Smith Food & Drug, 11.25%, 05/15/07.........................      132,600
                                                                           -----------
             TOTAL FOOD AND BEVERAGE.....................................      822,825      5.35%
                                                                           -----------
             FOREST AND PAPER PRODUCTS
   125,000   Repap New Brunswick, 9.875%, 07/15/00.......................      128,125
   150,000   Scotts Company, 9.875%, 08/01/04............................      156,750
                                                                           -----------
             TOTAL FOREST AND PAPER PRODUCTS.............................      284,875      1.85%
                                                                           -----------
             INDUSTRIAL
   200,000   Bell & Howell Company, 0.00%, 03/01/05......................      145,500

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             FOOD AND BEVERAGE (CONTINUED)
$  300,000   Clark Materials, 10.75%, 11/15/06...........................  $   312,000
   180,000   Oregon Steel Mills, 11.00%, 06/15/03........................      191,250
   140,000   Riverwood International, 10.25%, 04/01/06...................      137,900
   100,000   Schuller International Group, 10.875%, 12/15/04.............      111,375
   100,000   Teekay Shipping, 8.32%, 02/01/08............................       99,625
   280,000   Westpoint Stevens, 9.375%, 12/15/05.........................      288,400
                                                                           -----------
             TOTAL INDUSTRIAL............................................    1,286,050      8.37%
                                                                           -----------
             LEISURE AND RECREATION
   200,000   Act III Theatres, 11.875%, 02/01/03.........................      216,000
   100,000   Host Marriott Travel Plaza, 9.50%, 05/15/05.................      104,375
   250,000   Trump Atlantic City, 11.25%, 05/01/06.......................      247,500
                                                                           -----------
             TOTAL LEISURE AND RECREATION................................      567,875      3.69%
                                                                           -----------
             MACHINERY
   100,000   Carrols Corp., 11.50%, 08/15/03.............................      105,750
    80,000   Clark USA, Inc., 10.875%, 12/01/05..........................       82,200
   150,000   Mettler Toledo, 9.75%, 10/01/06.............................      157,500
   175,000   Scotsman Group, 9.50%, 12/15/00.............................      180,687
                                                                           -----------
             TOTAL MACHINERY.............................................      526,137      3.42%
                                                                           -----------
             MANUFACTURING
   150,000   American Standard Senior Notes, 10.875%, 05/15/99...........      160,125
   225,000   Buckeye Cellulose Corp., 8.50%, 12/05/05....................      225,562
    75,000   IDEX Corp., 9.75%, 09/15/02.................................       78,750
   190,000   Unisys Corp., 12.00%, 04/15/03..............................      203,300
   250,000   Viking Star Ship, 9.625%, 07/15/03..........................      261,250
   100,000   Westinghouse Air, 9.375%, 06/15/05..........................      102,500
                                                                           -----------
             TOTAL MANUFACTURING.........................................    1,031,487      6.71%
                                                                           -----------
             MEDIA
   100,000   ARA Group, 8.50%, 06/01/03..................................      104,182
   200,000   Infinity Broadcasting, 10.375%, 03/15/02....................      212,000
    50,000   Jones Intercable, 9.625%, 03/15/02..........................       52,500
   125,000   Rogers Cablesystems, Ltd., 11.00%, 12/01/15.................      134,062
   190,000   Rogers Cantel, 9.375%, 06/01/08.............................      199,025
   250,000   Viacom International, 8.00%, 07/07/06.......................      239,206
                                                                           -----------
             TOTAL MEDIA.................................................      940,975      6.12%
                                                                           -----------
             MEDICAL AND OTHER HEALTH SERVICES
   150,000   NL Industries, Inc., 11.75%, 10/15/03.......................      158,625
   210,000   Owens & Minor, Inc., 10.875%, 06/01/06......................      225,750
   120,000   Quorum Health, 8.75%, 11/01/05..............................      123,150
                                                                           -----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................      507,525      3.30%
                                                                           -----------
             METALS AND MINING
   250,000   Freeport McMoran Resource Partners, 8.75%, 02/15/04.........      259,756
   180,000   Renco Metals Senior Notes, 11.50%, 07/01/03.................      188,550
                                                                           -----------
             TOTAL METALS AND MINING.....................................      448,306      2.92%
                                                                           -----------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             OIL AND GAS
$  175,000   Gulf Canada Resources, Ltd., 9.25%, 01/15/04................  $   185,500
   230,000   Vintage Petroleum Senior Subordinated Notes, 9.00%,
               12/15/05..................................................      235,750
                                                                           -----------
             TOTAL OIL AND GAS...........................................      421,250      2.74%
                                                                           -----------
             PUBLISHING
   210,000   Hollinger International Publishing, 9.25%, 02/01/06.........  207,900....      1.35%
                                                                           -----------
             RETAIL
   175,000   Finlay Fine Jewelry, 10.625%, 05/01/03......................  182,875....      1.19%
                                                                           -----------
             TELECOMMUNICATIONS
   200,000   Allbritton Communications, 11.50%, 08/15/04.................      211,000
   250,000   Century Communications, 9.75%, 02/15/02.....................      257,500
   200,000   Essex Group, 10.00%, 05/01/03...............................      207,500
   250,000   Gray Communication System, Inc., 10.625%, 10/01/06..........      264,375
   275,000   Jacor Communications, 9.75%, 12/15/06.......................      280,844
   100,000   Lenfest Communications, 8.375%, 11/01/05....................       96,625
    50,000   Lenfest Communications, 10.50%, 06/15/06....................       52,750
                                                                           -----------
             TOTAL TELECOMMUNICATIONS....................................    1,370,594      8.92%
                                                                           -----------
             TRANSPORTATION
   200,000   Sea Containers, 9.50%, 07/01/03.............................      201,500      1.31%
                                                                           -----------
             UTILITIES -- ELECTRIC
   200,000   California Energy Company, Inc., 9.875%, 6/30/03............      211,000
   200,000   El Paso Electric Company, 8.90%, 02/01/06...................      211,000
   110,000   El Paso Electric Company, 9.40%, 05/01/11...................      117,700
                                                                           -----------
             TOTAL UTILITIES -- ELECTRIC.................................      539,700      3.51%
                                                                           -----------   -------
             TOTAL SECURITIES (Cost $12,969,120).........................   13,341,450     86.79%
                                                                           -----------   -------
             REPURCHASE AGREEMENT
 1,751,164   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $1,751,739, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corporation
               6.84%, due 11/15/23, with a value of $1,843,413) (Cost
               $1,751,451)...............................................    1,751,451     11.39%
                                                                           -----------   -------
             Total Investments (Cost $14,720,571)........................   15,092,901     98.18%
             Other assets less liabilities...............................      279,785      1.82%
                                                                           -----------   -------
             NET ASSETS..................................................  $15,372,686    100.00%
                                                                           ===========   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $14,720,571.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $   397,366
             Gross unrealized depreciation...............................      (25,036)
                                                                           -----------
             Net unrealized appreciation.................................  $   372,330
                                                                            ==========

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       ------------   --------   -------
               COMMON STOCKS AND WARRANTS
               AEROSPACE
      99,400   CAE Industries....................................  $    750,579      0.51%      CDA
               AUTOMOBILE
      17,000   Daimler Benz AG(c)................................     1,169,287                 GER
      50,000   Honda Motor Company, Ltd..........................     1,425,860                 JPN
      67,000   Mitsubishi Motor Corp.............................       487,760                 JPN
      10,000   Peugeot SA(c).....................................     1,123,349                 FRA
     131,000   Suzuki Motor Corp.................................     1,196,344                 JPN
      47,000   Toyota Motor Company..............................     1,348,406                 JPN
      20,063   Valeo.............................................     1,234,946                 FRA
       2,400   Volkswagen AG.....................................       996,685                 GER
      25,000   Volvo Aktiebolag..................................       551,038                 SWE
                                                                   -------------
               TOTAL AUTOMOBILE..................................     9,533,675      6.43%
                                                                   -------------
               BANKS
     137,900   Allied Irish Banks PLC............................       920,345                  UK
      15,000   Banco de Santander (ADR)..........................       952,500                 SPA
       2,000   Banco Popular Espanola............................       392,081                 SPA
      19,000   Bangkok Bank Company, Ltd.........................       183,774                 THA
     330,000   Bank of Scotland..................................     1,739,364                  UK
      21,000   Compagnie Financierede Suez(c)....................       891,099                 FRA
      11,000   CS Holdings.......................................     1,126,443                 SWI
       1,860   Holderbank Financial Glaris -- Class B............     1,324,295                 SWI
      50,515   National Westminster Bank.........................       593,021                  UK
      27,500   Overseas Chinese Banking Corp.....................       342,073                 SIN
     101,800   Thai Farmers Bank(c)..............................       635,252                 THA
      23,000   The Bank of Tokyo Mitsubishi......................       426,036                 JPN
     196,000   Westpac Banking Corp..............................     1,114,613                 AUS
                                                                   -------------
               TOTAL BANKS.......................................    10,640,896      7.18%
                                                                   -------------
               CHEMICALS
      32,000   AGA AB -- Class B.................................       478,029                 SWE
      20,000   Norsk Hydro.......................................     1,080,592                 NOR
                                                                   -------------
               TOTAL CHEMICALS...................................     1,558,621      1.05%
                                                                   -------------
               COMPUTER SOFTWARE AND SERVICES
       7,000   Softbank Corp.....................................       493,925      0.33%      JPN
                                                                   -------------
               CONSTRUCTION
      22,000   Rohm Company......................................     1,440,509                 JPN
      89,000   Sekisui House, Ltd.(c)............................       904,792                 JPN
                                                                   -------------
               TOTAL CONSTRUCTION................................     2,345,301      1.58%
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------
               CONSUMER GOODS AND SERVICES
      17,000   Electrolux........................................  $    985,935                 SWE
      20,482   EMI Group PLC.....................................       483,613                  UK
      32,000   Fuji Photo Film...................................     1,053,155                 JPN
      12,700   Hennes & Mauritz AB -- Class B....................     1,755,822                 SWE
      33,000   Hoya Corp.(c).....................................     1,293,613                 JPN
      24,000   Izumi.............................................       334,968                 JPN
      99,000   Nikon Corp........................................     1,228,224                 JPN
      22,200   Nintendo Corp., Ltd...............................     1,585,577                 JPN
      73,203   Reckitt and Colman PLC............................       905,711                  UK
       2,000   Secom Company, Ltd................................       120,789                 JPN
      15,700   Sony Corp.........................................     1,026,647                 JPN
     175,346   Thorn PLC(c)......................................       759,161                  UK
                                                                   -------------
               TOTAL CONSUMER GOODS AND SERVICES.................    11,533,215      7.78%
                                                                   -------------
               ELECTRONICS
         750   ABB AG............................................       930,014                 SWI
      25,200   Bombardier, Inc. -- Class B.......................       465,149                 CDA
      80,000   Electrocomponents PLC.............................       631,120                  UK
      50,000   Hitachi Ltd.......................................       465,235                 JPN
      24,000   Komori Corp.......................................       508,658                 JPN
      12,000   Kyocera Corp......................................       746,446                 JPN
      17,000   Murata Manufacturing Company, Ltd.................       563,883                 JPN
      28,000   Talisman Energy, Inc.(c)..........................       931,524                 CDA
                                                                   -------------
               TOTAL ELECTRONICS.................................     5,242,029      3.54%
                                                                   -------------
               ENGINEERING
      17,000   Chudenko Corp.....................................       489,186      0.33%      JPN
                                                                   -------------
               ENVIRONMENTAL MANAGEMENT SERVICES
         900   Kurita Water Industries...........................        18,144      0.01%      JPN
                                                                   -------------
               FINANCE
      62,600   HSBC Holdings PLC.................................     1,398,008                  UK
      55,953   Lend Lease Corp., Ltd.............................     1,084,358                 AUS
     130,000   Lloyds TSB Group PLC(c)...........................       958,841                  UK
      24,000   Nomura Securities Company, Ltd....................       359,782                 JPN
       6,000   Shohkoh Fund......................................     1,302,662                 JPN
      84,000   Wako Securities Company, Ltd......................       434,213                 JPN
                                                                   -------------
               TOTAL FINANCE.....................................     5,537,864      3.74%
                                                                   -------------
               FOOD AND BEVERAGE
      98,000   Amatil Ltd., Coca Cola............................     1,046,905                 AUS
      80,000   Cadbury Schweppes PLC.............................       674,936                  UK
       6,300   Heineken NV.......................................     1,113,776                 NET
      45,000   Jusco Company.....................................     1,523,646                 JPN
      45,600   Lion Nathan.......................................       109,217                 NZE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------
               FOOD AND BEVERAGE (CONTINUED)
         900   Nestle............................................  $    963,193                 SWI
      21,000   Seagrams Company, Ltd.............................       813,750                 CDA
                                                                   -------------
               TOTAL FOOD AND BEVERAGE...........................     6,245,423      4.22%
                                                                   -------------
               INDUSTRIAL
      31,200   Advantest Corp....................................     1,459,602                 JPN
      43,000   Alcan Aluminum, Ltd...............................     1,445,875                 CDA
     107,000   Kawasaki Steel....................................       306,972                 JPN
      60,000   Reed International, Ltd.(c).......................     1,127,400                  UK
     230,000   Western Mining Corp. Holding, Ltd.................     1,448,632                 AUS
                                                                   -------------
               TOTAL INDUSTRIAL..................................     5,788,481      3.91%
                                                                   -------------
               INSURANCE
     161,210   Alleanza Assicuraz................................       805,776                 ITA
     277,073   GIO Australian Holdings, Ltd......................       708,586                 AUS
      12,000   Mapfre Vida Seguros...............................       830,290                 SPA
      62,000   Mitsui Marine & Fire Insurance....................       332,779                 JPN
      78,000   Siebe PLC.........................................     1,446,931                  UK
     145,000   Yasuda Fire and Marine Insurance..................       752,043                 JPN
                                                                   -------------
               TOTAL INSURANCE...................................     4,876,405      3.29%
                                                                   -------------
               INVESTMENT HOLDING COMPANIES
         395   Baloise Holdings..................................       791,340                 SWI
     477,000   Brierley Investments, Ltd.........................       441,464                 NZE
     184,000   Hutchison Whampoa.................................     1,445,118                 HNG
     416,000   Sime Darby Berhad.................................     1,638,957                 MAL
                                                                   -------------
               TOTAL INVESTMENT HOLDING COMPANIES................     4,316,879      2.91%
                                                                   -------------
               LEISURE AND RECREATION
     162,000   Euro Disneyland SCA(c)............................       320,954                 FRA
     129,200   San Miquel Corp. -- Class B.......................       569,850                 PHI
                                                                   -------------
               TOTAL LEISURE AND RECREATION......................       890,804      0.60%
                                                                   -------------
               MANUFACTURING
      16,600   ABB AB -- Class A.................................     1,871,990                 SWE
      19,800   ASM Lithography Holding NV(c).....................       986,288                 NET
       8,400   Mannesmann AG.....................................     3,635,563                 GER
     151,000   Mitsubishi Heavy..................................     1,196,856                 JPN
      99,000   Morgan Crucible Company PLC.......................       740,352                  UK
      10,600   Orkla Borregaard..................................       672,317                 NOR
      30,800   Philips Electronics NV............................     1,246,430                 NET
      24,600   Philips Electronics NV (ADR)......................       984,000                 NET
                                                                   -------------
               TOTAL MANUFACTURING...............................    11,333,796      7.65%
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------
               MEDIA
     115,000   British Sky Broadcasting PLC......................  $  1,027,284                  UK
       2,037   Canal Plus(c).....................................       449,032                 FRA
      17,100   Grupo Televisa (GDR)(c)...........................       438,188                 MEX
      69,440   News Corp., Ltd...................................       366,213                 AUS
      30,000   News Corp., Ltd. (ADR)............................       626,250                 AUS
      53,000   Rogers Communications -- Class B(c)...............       390,541                 CDA
      49,000   Singapore Press Holdings, Ltd.....................       966,814                 SIN
     100,000   Television Broadcasts, Ltd........................       399,480                 HNG
     111,000   Thomson Corp......................................     2,441,385                 CDA
      35,000   Tokyo Broadcasting................................       533,729                 JPN
                                                                   -------------
               TOTAL MEDIA.......................................     7,638,916      5.15%
                                                                   -------------
               MEDICAL AND OTHER HEALTH SERVICES
       7,400   Synthelabo(c).....................................       798,539      0.54%      FRA
                                                                   -------------
               METALS AND MINING
      46,000   Inco, Ltd.........................................     1,466,250                 CDA
      29,863   Pechiney SA -- Class A............................     1,248,805                 FRA
     216,000   Placer Pacific, Ltd...............................       319,097                 AUS
                                                                   -------------
               TOTAL METALS AND MINING...........................     3,034,152      2.05%
                                                                   -------------
               OIL AND GAS
      98,000   British Gas Corp..................................       375,663                  UK
      17,200   Societe Nationale ELF-Aquitaine...................     1,562,601                 FRA
      20,000   Suncor, Inc.......................................       827,500                 CDA
      15,000   YPF Sociedad Anonima -- (ADR).....................       378,750                 ARG
                                                                   -------------
               TOTAL OIL AND GAS.................................     3,144,514      2.12%
                                                                   -------------
               PHARMACEUTICALS
      59,000   Astra AB..........................................     2,911,969                 SWE
       8,000   Astra AB -- A Shares (ADR)(c).....................       392,000                 SWE
      52,000   Banyu Pharmaceutical Company......................       725,764                 JPN
      20,000   Hoechst AG........................................       943,476                 GER
       3,600   Hoechst AG Warrant, (Expires: 3/19/99)............       270,039                 GER
       1,275   Novartis AG.......................................     1,455,681                 SWI
      76,000   Sankyo Company, Ltd...............................     2,147,669                 JPN
         600   Zeneca Group PLC (ADR)............................        50,400                  UK
      50,800   Zeneca Group PLC..................................     1,430,061                  UK
                                                                   -------------
               TOTAL PHARMACEUTICALS.............................    10,327,059      6.97%
                                                                   -------------
               REAL ESTATE
      62,000   City Developments.................................       558,465                 SIN
     103,000   Mitsui Fudosan....................................     1,029,372                 JPN
                                                                   -------------
               TOTAL REAL ESTATE.................................     1,587,837      1.07%
                                                                   -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------
               TELECOMMUNICATIONS
      86,000   Cable & Wireless..................................  $    718,195                  UK
          84   DDI Corp..........................................       554,355                 JPN
      12,200   Deutsche Telekom AG(c)............................       256,886                 GER
      50,000   Ericsson AB -- Class B Free.......................     1,545,100                 SWE
      20,000   Ericsson L M Telephone (ADR)......................       603,750                 SWE
     790,000   Hong Kong Telecommunications, Ltd.................     1,271,505                 HNG
         800   Hong Kong Telecommunications, Ltd. (ADR)..........        13,000                 HNG
      23,800   Nokia AB -- Class A...............................     1,377,701                 FIN
       8,300   Nokia AB -- Class K...............................       479,018                 FIN
      15,000   Northern Telecom, Ltd.............................       928,125                 CDA
      22,300   Portugal Telecom SA (ADR).........................       629,975                 POR
     350,000   Technology Resources Industries...................       690,130                 MAL
     456,000   Telecom Italia Mobile.............................     1,150,077                 ITA
     253,000   Telecom Italia Mobile DRNC........................       360,221                 ITA
      18,500   Telecomunicacoes Brasileiras (ADR)................     1,424,319                 BRA
      79,000   Telefonica........................................     1,831,133                 SPA
      40,600   Telefonos De Mexico (ADR).........................     1,339,800                 MEX
      23,000   Vodafone Group PLC (ADR)..........................       951,625                  UK
                                                                   -------------
               TOTAL TELECOMMUNICATIONS..........................    16,124,915     10.88%
                                                                   -------------
               TEXTILES
      74,000   Italcenenti Fabbriche Riunit......................       413,675                 ITA
      28,000   Wacoal Corp.......................................       308,778                 JPN
                                                                   -------------
               TOTAL TEXTILES....................................       722,453      0.49%
                                                                   -------------
               TIRE AND RUBBER
      58,000   Bridgestone Corp..................................     1,099,332      0.74%      JPN
                                                                   -------------
               TOBACCO
      74,100   B.A.T. Industries.................................       613,741                  UK
      47,000   Imasco, Ltd.......................................     1,152,149                 CDA
                                                                   -------------
               TOTAL TOBACCO.....................................     1,765,890      1.19%
                                                                   -------------
               TRANSPORTATION
      50,000   Brambles Industries, Ltd..........................       974,945                 AUS
     189,000   Citic Pacific, Ltd................................     1,097,088                 HNG
     122,000   Kawasaki Kisen....................................       277,476                 JPN
       1,400   Swissair..........................................     1,129,199                 SWI
                                                                   -------------
               TOTAL TRANSPORTATION..............................     3,478,708      2.35%
                                                                   -------------
               UTILITIES
     336,200   Consolidated Electric Power Asia..................       788,859                 HNG
     228,000   Hong Kong Electric................................       757,530                 HNG
          79   Nippon Telegraph and Telephone Corp...............       597,587                 JPN
         300   Tele Danmark -- Class B...........................        16,528                 DEN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
    SHARES                                                            VALUE        ASSETS    COUNTRY
  ----------                                                       -------------   ------
               UTILITIES (CONTINUED)
      34,600   Tele Danmark (ADR)................................  $    942,850                 DEN
     550,000   Telicom Italia Spa(c).............................     1,425,158                 ITA
                                                                   -------------
               TOTAL UTILITIES...................................     4,528,512      3.06%
                                                                   -------------
               TOTAL COMMON STOCK AND WARRANTS
                 (Cost $123,595,817).............................   135,846,050     91.67%
                                                                   -------------   ------
               PREFERRED STOCKS
               COMPUTER SOFTWARE AND SERVICES
       4,900   Sap AG Vorzug.....................................       683,598      0.46%      GER
                                                                   -------------
               PHARMACEUTICALS
         200   Wella AG..........................................       105,898      0.07%      GER
                                                                   -------------
               TOTAL PREFERRED STOCKS (Cost $919,409)............       789,496      0.53%
                                                                   -------------   ------
  PRINCIPAL
  ----------

               CORPORATE BONDS AND NOTES
               NON-CONVERTIBLE BONDS AND NOTES
               BANKS
  $  243,000   Bangkok Bank Public Company, 3.25%, 03/03/04......       237,836      0.16%      THA
                                                                   -------------
               CONSTRUCTION
     150,830   Sekisui House 2.50%, 01/31/02.....................       162,825      0.11%      JPN
                                                                   -------------
               TOTAL NON-CONVERTIBLE BONDS AND NOTES.............       400,661      0.27%
                                                                   -------------   ------
               CONVERTIBLE BONDS AND NOTES
               BANKS
  $  136,661   Fujitsu Ltd. Series 8, 1.90%, 03/29/03............       145,125                 JPN
     266,387   Fujitsu Ltd. Series 9, 1.95%, 03/31/03............       282,576                 JPN
     192,638   Fujitsu Ltd. Series 10, 2.00%, 03/31/04...........       202,629                 JPN
     390,000   Renong Berhad, 2.50% 01/15/05.....................       453,863                 MAL
                                                                   -------------
                                                                      1,084,193      0.73%
                                                                   -------------
               TELECOMMUNICATIONS
       2,000   Ericsson L M Tel, 4.25%, 06/30/00.................         8,375      0.01%      SWE
                                                                   -------------
               TIRE AND RUBBER
     270,976   Michelin CV, 6.00% 01/02/98.......................       283,746      0.19%      FRA
                                                                   -------------
               TOTAL CONVERTIBLE BONDS AND NOTES.................     1,376,314      0.93%
                                                                   -------------   ------
               TOTAL CORPORATE BONDS AND NOTES (Cost
                 $1,825,460).....................................     1,776,975      1.20%
                                                                   -------------   ------
               TOTAL SECURITIES (Cost $126,340,686)..............   138,412,521     93.40%
                                                                   -------------   ------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                  PERCENT
                                                                                   OF NET
  PRINCIPAL                                                           VALUE        ASSETS    COUNTRY
  ----------                                                       ------------   --------   -------
               REPURCHASE AGREEMENT
               With Investors Bank & Trust, dated 12/31/96,
                 5.91%, repurchase proceeds at maturity
                 $8,713,094, 01/02/97 (Collateralized by the
                 Federal Home Loan Mortgage Corp., 7.10%, due
                 05/25/23 with a value of $8,471,741 and Federal
                 National Mortgage Association, 6.77%, due
                 11/25/22 with a value of $677,555) (Cost
                 $8,711,664).....................................  $  8,711,664      5.88%      USA
   8,710,234
                                                                   -------------   ------
               Total Investments (Cost $135,052,350).............   147,124,185     99.28%
               Other assets less liabilities.....................     1,060,712      0.72%
                                                                   -------------   ------
               NET ASSETS........................................  $148,184,897    100.00%
                                                                   =============   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $135,240,256.

     The following amount is based on costs for federal income tax purposes:

               Gross unrealized appreciation.....................  $ 18,055,498
               Gross unrealized depreciation.....................    (6,171,569)
                                                                   ------------
               Net unrealized appreciation.......................  $ 11,883,929
                                                                    ===========

---------------
(c) Non-income producing security

(ADR) -- American Depository Receipt

(GDR) -- Global Depository Receipt

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                PERCENT OF TOTAL
                            COUNTRY COMPOSITION                                SECURITIES AT VALUE
----------------------------------------------------------------------------   -------------------
Argentina (ARG).............................................................            0.27%
Australia (AUS).............................................................            5.56%
Brazil (BRA)................................................................            1.03%
Canada (CDA)................................................................            8.39%
Denmark (DEN)...............................................................            0.69%
Finland (FIN)...............................................................            1.34%
France (FRA)................................................................            5.72%
Germany (GER)...............................................................            5.82%
Hong Kong (HNG).............................................................            4.17%
Italy (ITA).................................................................            3.00%
Japan (JPN).................................................................           23.77%
Malaysia (MAL)..............................................................            2.01%
Mexico (MEX)................................................................            1.28%
Netherlands (NET)...........................................................            3.13%
New Zealand (NZE)...........................................................            0.40%
Norway (NOR)................................................................            1.27%
Philippines (PHI)...........................................................            0.41%
Portugal (POR)..............................................................            0.46%
Singapore (SIN).............................................................            1.35%
Spain (SPA).................................................................            2.89%
Sweden (SWE)................................................................            8.02%
Switzerland (SWI)...........................................................            5.58%
Thailand (THA)..............................................................            0.76%
United Kingdom (UK).........................................................           12.68%
                                                                                      ------
TOTAL PERCENTAGE............................................................          100.00%
                                                                                      ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). The High-Yield Bond Series and International Equity Series commenced operations on August 22, 1995 and September 29, 1995, respectively. The Equity Value Series and Aggressive Value Series commenced operations on April 19, 1996.

     The International Equity Series was established by a redemption of assets in-kind, valued at $77,137,079 from the Non-U.S. Equity Fund for Participant Directed Plans within the Capital Guardian Collective Trust for Employee Benefit Plans, a bank collective trust fund established and maintained by Capital Guardian Trust Company, which were immediately invested at market value into the Portfolio. The transaction was a non-taxable event.

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market

                        DIVERSIFIED INVESTORS PORTFOLIOS

     B.  REPURCHASE AGREEMENTS (CONTINUED)
     value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rate.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and the Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss in the "Statement of Assets and Liabilities". A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FEDERAL INCOME TAXES

          It is the Series policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the day after the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is the parent company of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                         PERCENTAGE INVESTMENT
                             AUSA SUBACCOUNT                                 IN PORTFOLIO
    ------------------------------------------------------------------  -----------------------
    Money Market......................................................           35.19%
    High Quality Bond.................................................           60.79%
    Intermediate Government Bond......................................           54.59%
    Government/Corporate Bond.........................................           26.46%
    Balanced..........................................................           48.20%
    Equity Income.....................................................           67.31%
    Equity Value......................................................           74.79%
    Growth & Income...................................................           64.43%
    Equity Growth.....................................................           87.94%
    Special Equity....................................................           58.48%
    Aggressive Equity.................................................           73.21%
    High Yield Bond...................................................           65.69%
    International Equity..............................................           54.00%

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Series Portfolio with respect to each Series. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services under the Advisory Agreement, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee.

     For each Series, the Advisor has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of the Advisor. For its services under each Subadvisory Agreement, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

  DIVERSIFIED INVESTORS PORTFOLIO                                           ADVISOR     SUBADVISORS
              SERIES                         PORTFOLIO SUBADVISORS            FEE           FEE
-----------------------------------  -------------------------------------  -------     -----------
Money Market Series................  1740 Advisors, Inc.                      0.25%(1)      0.05%
High Quality Bond Series...........  Merganser Capital Management
                                     Corporation                              0.35        (2)
Intermediate Government Bond
  Series...........................  1740 Advisors, Inc.                      0.35(1)       0.15
Government/Corporate Bond Series...  1740 Advisors, Inc.                      0.35          0.15
Balanced Series....................  Institutional Capital Corporation        0.45        (3)
Equity Income Series...............  1740 Advisors, Inc.                      0.45          0.25
Equity Value Series................  Ark Asset Management Co., Inc.           0.57(1)     (4)
Growth & Income Series.............  Putnam Advisory Company, Inc.            0.60(1)     (5)
Equity Growth Series...............  Jundt Associates, Inc.(6)                0.70          0.63
                                     Chancellor LGT Asset Management          0.62(1)     (7)
Special Equity Series..............  (8)                                      0.80(1)       0.50
Aggressive Equity Series...........  McKinley Capital Management              0.97(1)     (9)
High-Yield Bond Series.............  Delaware Investment Advisors             0.55(1)     (10)
International Equity Series........  Capital Guardian Trust Company           0.75(1)     (11)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets. When average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
 (6) Jundt Associates, Inc. served as the subadvisor from January 1, 1996 to November 14, 1996. Chancellor LGT Asset Management assumed the role of subadvisor on November 15, 1996.

 (7) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000

 (8) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (9) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(10) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

(11) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 to $50,000,000 in average daily net assets, 0.425% on the next $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

                                 FUND                                      EXPENSE CAP
    ---------------------------------------------------------------  ------------------------
    Money Market Series............................................  30 basis points (b.p.)
    High Quality Bond Series.......................................  40 b.p.
    Intermediate Government Bond Series............................  40 b.p.
    Government/Corporate Bond Series...............................  40 b.p.
    Balanced Series................................................  50 b.p.
    Equity Income Series...........................................  50 b.p.
    Equity Value Series............................................  60 b.p.
    Growth & Income Series.........................................  65 b.p.
    Equity Growth Series...........................................  65 b.p.
    Special Equity Series..........................................  85 b.p.
    Aggressive Equity Series.......................................  100 b.p.
    High-Yield Bond Series.........................................  60 b.p.
    International Equity Series....................................  90 b.p.

     For the Equity Growth Series the expense cap in effect from January 1, 1996 through November 13, 1996 was 75 b.p. Effective November 14, 1996, the Board of Trustees approved a change in the expense cap to 65 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio.

4.  SECURITIES LENDING

     All but the High Yield Bond Series and the International Equity Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)
excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statement of Operations. At December 31, 1996, the Series loaned securities having market values as follows:

                                                                    MARKET VALUE     COLLATERAL
                                                                    ------------     -----------
High Quality Bond Series..........................................  $  3,356,277     $ 3,417,498
Intermediate Government Bond Series...............................    16,286,002      16,631,176
Government/Corporate Bond Series..................................     9,639,531       9,971,053
Balanced Series...................................................    29,502,418      30,547,905
Equity Income Series..............................................    29,797,013      30,496,846
Growth & Income Series............................................    13,582,731      13,877,123
Special Equity Series.............................................    52,667,156      54,301,016

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities for the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, were as follows:

                                                                      COST OF          PROCEEDS
                                                                     PURCHASES        FROM SALES
                                                                    ------------     ------------
High Quality Bond Series...............    Government Obligations   $ 24,055,385     $ 18,413,126
                                           Other                     107,974,326       90,098,879
Intermediate Government Bond Series....    Government Obligations     85,967,508       52,555,511
Government/Corporate Bond Series.......    Government Obligations    253,871,378      267,895,236
                                           Other                     250,523,876      194,568,714
Balanced Series........................    Government Obligations     94,965,762       56,847,023
                                           Other                     218,627,035      187,325,555
Equity Income Series...................    Other                     316,278,763      202,011,989
Equity Value Series....................    Other                      39,450,502       13,550,268
Growth & Income Series.................    Other                     302,171,234      239,501,492
Equity Growth Series...................    Other                     365,020,921      326,233,791
Special Equity Series..................    Other                     623,318,934      536,845,348
Aggressive Equity Series...............    Other                      38,819,662       25,326,665
High-Yield Bond Series.................    Other                      15,888,442       10,927,076
International Equity Series............    Other                      75,599,345       30,145,552

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1996, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                               FOREIGN     IN EXCHANGE   SETTLEMENT                     NET UNREALIZED
         CONTRACT             CURRENCY         FOR          DATE        VALUE      APPRECIATION/DEPRECIATION
---------------------------  -----------   -----------   ----------   ----------   -------------------------
PURCHASES:
British Pounds.............       78,363    $ 132,504      01/08/97   $  134,201           $   1,697
Japanese Yen...............   42,075,400      371,875      01/16/97      364,092              (7,783)
Japanese Yen...............   18,835,455      166,996      02/12/97      163,637              (3,359)
Japanese Yen...............   58,450,000      532,477      03/10/97      509,543             (22,934)
Japanese Yen...............   25,950,000      236,403      03/10/97      226,221             (10,182)
Japanese Yen...............   15,300,000      148,558      05/19/97      134,633             (13,925)
Japanese Yen...............   15,228,000      136,942      05/19/97      134,000              (2,942)
Japanese Yen...............   11,700,000      112,587      05/30/97      103,113              (9,474)
Swiss Franc................      212,205      159,376      01/17/97      158,501                (875)
                                                                                            --------
     TOTAL.................                                                                $ (69,777)
                                                                                            ========
SALES:
French Franc...............    1,359,776      269,028      02/25/97      262,809               6,219
German Duetsche Mark.......      360,849      241,000      01/21/97      234,656               6,344
German Duetsche Mark.......      499,636      333,418      02/14/97      325,399               8,019
German Duetsche Mark.......      293,580      197,153      02/25/97      191,326               5,827
German Duetsche Mark.......      176,371      115,388      03/13/97      115,049                 339
Hong Kong Dollars..........    2,479,747      319,000      11/14/97      320,571              (1,571)
Japanese Yen...............   26,566,167      230,309      01/07/97      229,565                 744
Japanese Yen...............   42,075,400      381,463      01/16/97      364,092              17,371
Japanese Yen...............   18,835,455      169,887      02/12/97      163,637               6,250
Japanese Yen...............  116,897,000    1,100,000      03/10/97    1,019,060              80,940
Japanese Yen...............   51,879,030      483,000      03/10/97      452,260              30,740
Japanese Yen...............   26,008,697      239,000      04/08/97      227,565              11,435
Japanese Yen...............   30,528,000      300,000      05/19/97      268,633              31,367
Japanese Yen...............   35,139,000      340,000      05/30/97      309,682              30,318
Japanese Yen...............  141,296,127    1,299,000      10/31/97    1,272,179              26,821
Norwegian Krone............      749,184      116,768      03/13/97      117,791              (1,023)
Swedish Krona..............      404,853       59,934      03/13/97       59,553                 381
Swiss Franc................      212,205      169,000      01/17/97      158,501              10,499
Swiss Franc................    1,055,900      843,573      02/04/97      789,995              53,578
Swiss Franc................      202,530      159,951      02/19/97      151,721               8,230
Swiss Franc................      342,230      272,000      02/19/97      256,375              15,625
Swiss Franc................      327,680      260,809      02/25/97      245,601              15,208
Swiss Franc................      627,708      510,000      03/27/97      471,692              38,308
Swiss Franc................      319,023      259,000      04/09/97      240,011              18,989
                                                                                            --------
     TOTAL.................                                                                $ 420,958
                                                                                            ========

                      (This page intentionally left blank)

DIVERSIFIED INVESTORS PORTFOLIOS
FINANCIAL HIGHLIGHTS:

                                                    RATIO OF GROSS         RATIO OF EXPENSES, NET
                                                       EXPENSES            OF WAIVERS TO AVERAGE
                                                TO AVERAGE NET ASSETS            NET ASSETS
                                                ----------------------     ----------------------
                                                     FOR THE YEAR               FOR THE YEAR
                                                        ENDED                      ENDED
                                                ----------------------     ----------------------
                                                1996     1995     1994**   1996     1995     1994**
                                                ----     ----     ----     ----     ----     ----
Money Market Series.........................    0.30%    0.31%    0.32%    0.30%    0.30%    0.30%
High Quality Bond Series....................    0.40     0.41     0.41     0.40     0.40     0.40
Intermediate Government Bond Series.........    0.43     0.45     0.45     0.40     0.40     0.40
Government/Corporate Bond Series............    0.39     0.39     0.40     0.39     0.39     0.40
Balanced Series.............................    0.50     0.54     0.53     0.50     0.50     0.50
Equity Income Series........................    0.48     0.49     0.49     0.48     0.49      n/a
Equity Value Series*+.......................    1.06      n/a      n/a     0.60      n/a      n/a
Growth & Income Series......................    0.67     0.68     0.67     0.65     0.65     0.65
Equity Growth Series........................    0.73     0.75     0.76     0.73(1)  0.75     0.75
Special Equity Series.......................    0.86     0.88     0.88     0.85     0.85     0.85
Aggressive Equity Series*+..................    1.59      n/a      n/a     1.00      n/a      n/a
High-Yield Bond Series++....................    1.25     1.32      n/a     0.60     0.60      n/a
International Equity Series+++..............    0.96     0.83      n/a     0.90     0.80      n/a

---------------
  * Annualized (except "Portfolio Turnover")
 ** Commencement of Operations, January 3, 1994.
*** For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
  + Commencement of Operations, April 19, 1996.
 ++ Commencement of Operations, August 22, 1995.
+++ Commencement of Operations, September 29, 1995.
(1) For the period 1/1/96-11/14/96, expense cap was 75 bp.
     For the period 11/15/96 - 12/31/96, expense cap was 65 bp.

                                    RATIO OF NET
         RATIO OF NET                INVESTMENT
          INVESTMENT           INCOME, NET OF WAIVERS                                    AVERAGE
     INCOME TO PORTFOLIO        TO PORTFOLIO AVERAGE                                 COMMISSION RATE
      AVERAGE NET ASSETS             NET ASSETS             PORTFOLIO TURNOVER        PER SHARE***
    ----------------------     ----------------------     ----------------------     ---------------
         FOR THE YEAR               FOR THE YEAR               FOR THE YEAR           FOR THE YEAR
            ENDED                      ENDED                      ENDED                   ENDED
    ----------------------     ----------------------     ----------------------     ---------------
    1996     1995     1994**   1996     1995     1994**   1996     1995     1994**        1996
    ----     ----     ----     ----     ----     ----     ----     ----     ----     ---------------
    5.19%    5.70%    4.05%    5.19%    5.69%    4.07%     n/a      n/a      n/a             n/a
    6.14     5.83     5.77     6.14     5.82     5.79       66%      25%      37%            n/a
    5.63     5.57     5.71     5.66     5.52     5.76       60       59       21             n/a
    6.30     5.90     5.71     6.30     5.90     5.72      146      122      122             n/a
    3.39     4.19     3.57     3.39     4.15     3.61      113      124      118         $0.0372
    2.97     3.37     3.43     2.97     3.37     3.43       26       23       30          0.0620
    1.60      n/a      n/a     2.07      n/a      n/a       65      n/a      n/a          0.0600
    1.02     1.49     1.35     1.04     1.47     1.37      142      155       21          0.0476
    (0.17)   0.41     0.08     (0.17)   0.41     0.11      133       62       75          0.0553
    0.24     0.33     0.27     0.25     0.30     0.30      140      155       90          0.0507
    (0.72)    n/a      n/a     (0.13)    n/a      n/a      186      n/a      n/a          0.0540
    8.34     8.45      n/a     9.00     7.73      n/a      107       21      n/a             n/a
    1.12     0.53      n/a     1.18     0.50      n/a       29        7      n/a          0.0030

                      (This page intentionally left blank)

                         [ERNST & YOUNG LLP LETTERHEAD]




                         Report of Independent Auditors




The Board of Directors
AUSA Life Insurance Company, Inc.


We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the accompanying statutory-basis financial statement schedules pursuant to Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

[ERNST & YOUNG LLP LETTERHEAD]




Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



                                                           /s/ Ernst & Young LLP



Des Moines, Iowa
February 21, 1997

                        AUSA Life Insurance Company, Inc.

                        Balance Sheets - Statutory Basis
                  (Dollars in thousands, except per share data)




                                                                        DECEMBER 31
                                                                    1996          1995
                                                                    ----          ----
                                                                               (RESTATED)
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                               $   25,391    $  111,533
   Bonds                                                          3,495,667     3,198,777
   Stocks:
     Preferred                                                          125           426
     Common, at market (cost: $13 in 1996 and
       $4,212 in 1995)                                                   18         4,407
   Mortgage loans on real estate                                    618,633       768,424
   Real estate acquired in satisfaction of debt, at cost less accumulated depreciation ($1,087 in 1996 and $404
     in 1995)                                                        58,100        29,333
   Policy loans                                                         755           759
   Other invested assets                                              3,393           722
                                                                 ----------    ----------
Total cash and invested assets                                    4,202,082     4,114,381

Premiums deferred and uncollected                                     3,257         3,365
Accrued investment income                                            62,258        63,062
Federal income taxes recoverable                                        416         1,195
Receivable from affiliates                                               --         1,932
Other assets                                                          5,177         8,432
Separate account assets                                           4,755,131     4,249,345



                                                                 ----------    ----------
Total admitted assets                                            $9,028,321    $8,441,712
                                                                 ==========    ==========



See accompanying notes.

                                                                  DECEMBER 31
                                                             1996            1995
                                                             ----            ----
                                                                          (RESTATED)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                 $    19,716     $    18,159
     Annuity                                                  768,212         709,122
     Accident and health                                       10,180          10,851
   Policy and contract claim reserves:
     Life                                                       3,826           3,716
     Accident and health                                       11,160          13,515
   Other policyholders' funds                               3,088,016       2,993,918
   Remittances and items not allocated                         16,252          28,560
   Asset valuation reserve                                     44,849          38,958
   Interest maintenance reserve                                 5,494           2,913
   Payable to affiliates                                        8,074           4,028
   Short-term note payable to affiliate                           600          19,800
   Deferred income                                             18,023          19,182
   Payable under assumption reinsurance agreement              67,217          73,546
   Other liabilities                                           10,748          23,662
   Separate account liabilities                             4,721,974       4,230,472
Total liabilities                                           8,794,341       8,190,402
                                                          -----------     -----------
Commitments and contingencies

Capital and surplus:
   Common stock, $125 par value, 20 shares authorized,
     issued and outstanding                                     2,500           2,500
   Paid-in surplus                                            306,694         306,694
   Unassigned surplus (deficit)                               (75,214)        (57,884)
                                                          -----------     -----------
Total capital and surplus                                     233,980         251,310
                                                          -----------     -----------
Total liabilities and capital and surplus                 $ 9,028,321     $ 8,441,712
                                                          ===========     ===========




See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                   Statements of Operations - Statutory Basis
                             (Dollars in thousands)




                                                                          YEAR ENDED DECEMBER 31
                                                                  1996            1995            1994
                                                                  ----            ----            ----
                                                                               (RESTATED)      (RESTATED)
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                      $     9,344     $     9,066     $     9,048
     Annuity                                                     1,060,655       1,144,423         656,806
     Accident and health                                            47,695          53,346          45,411
   Net investment income                                           323,828         318,004         292,007
   Amortization of interest maintenance reserve                      1,903           1,931             208
   Commissions and expense allowances on reinsurance ceded
                                                                    11,280           8,826          11,961
                                                               -----------     -----------     -----------
                                                                 1,454,705       1,535,596       1,015,441
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health benefits                          39,921          40,719          37,852
     Surrender benefits                                            852,745         815,882         488,243
     Other benefits                                                  9,778           7,804           5,068
     Increase (decrease) in aggregate reserves for policies
       and contracts:
       Life                                                          1,557           1,570             433
       Annuity                                                      59,090         127,403         212,984
       Accident and health                                            (671)            775             606
       Other                                                           609             609             270
     Increase in liability for premium and other deposit
       type funds                                                   93,893         229,485          34,294
                                                               -----------     -----------     -----------
                                                                 1,056,922       1,224,247         779,750
   Insurance expenses:
     Commissions                                                    87,861          95,900         110,731
     General insurance expenses                                     79,310          69,933          68,136
     Taxes, licenses and fees                                        2,643           1,638           1,399
     Transfers to separate accounts                                227,802         139,912          64,922
     Other expenses                                                    479             (37)             (6)
                                                               -----------     -----------     -----------
                                                                   398,095         307,346         245,122
                                                               -----------     -----------     -----------
                                                                 1,455,017       1,531,593       1,024,872
                                                               -----------     -----------     -----------
Gain (loss) from operations before federal income taxes and
   net realized capital losses on investments                         (312)          4,003          (9,431)
Federal income tax expense                                           1,305           5,588           1,293
                                                               -----------     -----------     -----------
Loss from operations before net realized capital losses on
   investments                                                      (1,617)         (1,585)        (10,724)
Net realized capital losses on investments (net of related
   federal income taxes and amounts transferred to interest
   maintenance reserve)                                            (12,097)         (3,464)           (957)
                                                               -----------     -----------     -----------
Net loss                                                       $   (13,714)    $    (5,049)    $   (11,681)
                                                               ===========     ===========     ===========

See accompanying notes.

                        AUSA Life Insurance Company, Inc.

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in thousands)




                                                                      UNASSIGNED      TOTAL
                                              COMMON     PAID-IN       SURPLUS     CAPITAL AND
                                              STOCK      SURPLUS      (DEFICIT)      SURPLUS
                                              -----      -------      ---------      -------
Balance at January 1, 1994 (restated)         $2,500    $ 246,894     $(16,772)    $ 232,622
   Capital contribution                           --       18,800           --        18,800
   Net loss for 1994                              --           --      (11,681)      (11,681)
   Net unrealized capital losses                  --           --         (123)         (123)
   Increase in non-admitted assets                --           --         (920)         (920)
   Increase in asset valuation reserve            --           --      (14,168)      (14,168)
   Seed money contributed to separate
     account, net of redemptions                  --           --      (15,000)      (15,000)
   Decrease in liability for reinsurance
     in unauthorized companies                    --           --            2             2
   Increase in surplus in separate account        --           --       15,698        15,698
   Change in reserve valuation methodology
                                                  --           --          (80)          (80)
                                              ------    ---------     --------     ---------
Balance at December 31, 1994 (restated)        2,500      265,694      (43,044)      225,150
   Capital contribution                           --       41,000           --        41,000
   Net loss for 1995                              --           --       (5,049)       (5,049)
   Net unrealized capital losses                  --           --         (501)         (501)
   Increase in non-admitted assets                --           --         (920)         (920)
   Increase in asset valuation reserve            --           --      (10,370)      (10,370)
   Surplus effect of reinsurance                  --           --          (70)          (70)
   Seed money contributed to separate
     account, net of redemptions                  --           --       (1,000)       (1,000)
   Increase in liability for reinsurance
     in unauthorized companies                    --           --          (51)          (51)
   Increase in surplus in separate account        --           --        3,121         3,121
                                              ------    ---------     --------     ---------
Balance at December 31, 1995 (restated)        2,500      306,694      (57,884)      251,310
   Net loss for 1996                              --           --      (13,714)      (13,714)
   Net unrealized capital losses                  --           --         (486)         (486)
   Decrease in non-admitted assets                --           --          520           520
   Increase in liability for reinsurance
     in unauthorized companies                    --           --          (42)          (42)
   Increase in asset valuation reserve            --           --       (5,891)       (5,891)
   Seed money contributed to separate
     account, net of redemptions                  --           --      (12,500)      (12,500)
   Increase in surplus in separate account        --           --       14,783        14,783
                                              ------    ---------     --------     ---------
Balance at December 31, 1996                  $2,500    $ 306,694     $(75,214)    $ 233,980
                                              ======    =========     ========     =========



See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                   Statements of Cash Flows - Statutory Basis
                             (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                             1996            1995            1994
                                                             ----            ----            ----
                                                                          (RESTATED)      (RESTATED)
SOURCES OF CASH
Premiums and other considerations, net of reinsurance    $ 1,128,792     $ 1,215,941     $   724,388
Net investment income                                        329,948         316,494         282,678
                                                         -----------     -----------     -----------
                                                           1,458,740       1,532,435       1,007,066

Life and accident and health claims                          (42,143)        (39,194)        (35,132)
Surrender benefits and other fund withdrawals               (852,745)       (815,882)       (488,243)
Other benefits to policyholders                               (9,776)         (7,789)         (5,051)
Commissions, other expenses and other taxes                 (187,930)       (183,810)       (111,031)
Net transfers to separate accounts                          (229,556)       (139,912)        (64,922)
Federal income taxes, excluding tax on capital gains            (526)         (6,299)         (1,039)
                                                         -----------     -----------     -----------
Net cash provided by operations                              136,064         339,549         301,648

Proceeds from investments sold, matured or repaid:
   Bonds                                                     703,936         529,363         525,148
   Common stocks                                               5,288           2,957           6,559
   Mortgage loans                                            165,460         138,243         189,421
   Net decrease in policy loans                                    4              --              --
   Real estate                                                    --           4,953              32
                                                         -----------     -----------     -----------
Total cash from investments                                  874,688         675,516         721,160

Capital contribution                                              --          41,000          18,800
Issuance of intercompany notes payable, net                       --          14,600           5,200
Other sources                                                  9,071          29,930          34,370
                                                         -----------     -----------     -----------
Total sources of cash                                      1,019,823       1,100,595       1,081,178

APPLICATIONS OF CASH Cost of investments acquired:
   Bonds                                                   1,016,678       1,018,097       1,375,143
   Common stocks                                                 589           5,174           6,481
   Mortgage loans                                             42,118          54,140           1,544
   Net increase in policy loans                                   --              40             101
   Real estate                                                   521              --              --
   Issuance of intercompany notes receivable, net             19,200              --              --
   Other invested assets                                       2,881             747              48
                                                         -----------     -----------     -----------
Total investments acquired                                 1,081,987       1,078,198       1,383,317

Other applications                                            23,978          23,043           3,854
                                                         -----------     -----------     -----------
Total applications of cash                                 1,105,965       1,101,241       1,387,171
                                                         -----------     -----------     -----------
Net change in cash and short-term investments                (86,142)           (646)       (305,993)
Cash and short-term investments at beginning of year         111,533         112,179         418,172
                                                         -----------     -----------     -----------
Cash and short-term investments at end of year           $    25,391     $   111,533     $   112,179
                                                         ===========     ===========     ===========


See accompanying notes.

                        AUSA Life Insurance Company, Inc.

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in thousands)

                                December 31, 1996




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA") which, in turn, is a wholly-owned subsidiary of AEGON USA ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.

In July 1996, the Company completed a merger with International Life Investors Insurance Company ("ILI"), a wholly-owned subsidiary of Life Investors Insurance Company of America, another wholly-owned subsidiary of First AUSA, whereby ILI was merged directly into the Company. The Company received assets of $688,233 and liabilities of $635,189. The difference between assets and liabilities was transferred directly to capital and surplus. In accordance with National Association of Insurance Commissioners ("NAIC") statutory accounting principles, all prior period financial statements presented have been restated as if the merger took place at the beginning of such periods. Historical book values carried over from the separate companies to the combined entity. Separate results of operations for the periods prior to the merger with ILI are as follows:


                           JUNE 30, 1996               DECEMBER 31
                            (UNAUDITED)          1995                 1994
                            ----------------------------------------------

Revenues:
  The Company               $ 730,485         $ 1,386,871         $   692,957
  ILI                          59,947             148,725             322,484
                            ---------         -----------         -----------
Combined                    $ 790,432         $ 1,535,596         $ 1,015,441
                            =========         ===========         ===========

Net income (loss):
  The Company               $  (4,448)        $   (14,745)        $   (11,522)
  ILI                           3,714               9,696                (159)
                            ---------         -----------         -----------
Combined                    $    (734)        $    (5,049)        $   (11,681)
                            =========         ===========         ===========

Capital and surplus:
  The Company               $ 194,144         $   202,639         $   183,830
  ILI                          53,044              48,671              41,320
                            ---------         -----------         -----------
Combined                    $ 247,188         $   251,310         $   225,150
                            =========         ===========         ===========

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NATURE OF BUSINESS

The Company primarily sells group fixed and variable annuities. The Company is licensed in 48 states and the District of Columbia and is actively in the process of becoming licensed in all 50 states. Sales of the Company's products are primarily through brokers.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes to which are

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement, described earlier, were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks, which may include

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $469, $216 and $1,092, respectively, with respect to such practices.

MONY entered into foreign exchange interest rate swap agreements to modify the interest characteristics of certain of its outstanding fixed maturity securities from a fixed rate in a foreign currency to a fixed rate in U. S. Dollars prior to the reinsurance assumption agreement. These agreements were assigned to the Company in connection with the reinsurance assumption agreement. The interest rate swap agreements involve the exchange of a fixed rate in a foreign currency for fixed rate interest payments in U. S. Dollars over the life of the agreement without an exchange of the underlying principal amount of $32,500 at December 31, 1996, 1995 and 1994. The differential to be paid or received is accrued as incurred and recognized as an adjustment to interest related to the underlying fixed maturity. The related amount payable to or receivable from counterparties is included in other liabilities or assets. The fair values of the swap agreements are not recognized in the financial statements.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company entered into an interest rate swap agreement to modify the interest characteristics of certain outstanding fixed maturity securities from a fixed rate to a variable rate. The agreement involved the exchange of a fixed rate for a variable rate interest payment over the life of the agreement without an exchange of the underlying principal amount of $4,000 at December 31, 1996, 1995 and 1994. The differential to be paid or received is accrued as interest rates change and recognized as an adjustment to interest related to the underlying fixed maturity. The related amount payable to or receivable from counterparts is included in other liabilities or assets. The fair values of the swap agreements are not recognized in the financial statements.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 4) are returned to MONY at the time of realization pursuant to the agreement.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.00 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNT

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders. The Company received nonguaranteed separate account premiums of $716,524, $536,128 and $182,465 in 1996, 1995 and
1994, respectively. The assets in the separate accounts for the variable annuities and participating annuities are held at a market value of $4,141,566, $3,650,091 and $2,399,949 for the years ended December 31, 1996, 1995 and 1994, respectively. The separate account assets in the fixed government accounts and stable fund accounts are carried at an amortized cost of $613,565, $599,254 and $509,549 for the years ended December 31, 1996, 1995 and 1994, respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.


2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Interest rate swap: Estimated fair value of the interest rate swaps are based upon the pricing differential for similar swap agreements. The fair value of the interest rate swaps has been included with the fair value of the underlying fixed maturities.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                                   DECEMBER 31
                                                      1996                              1995
                                         ---------------------------------  -------------------------------
                                            CARRYING                         CARRYING
                                             VALUE         FAIR VALUE          VALUE            FAIR VALUE
                                          --------------------------------  -------------------------------
   ADMITTED ASSETS
   Bonds                                   $3,495,667      $3,530,250        $3,198,777      $3,314,015
   Preferred stocks                               125             120               426             366
   Common stock                                    18              18             4,407           4,407
   Mortgage loans on real estate              618,633         619,479           768,424         806,395

   Policy loans                                   755             755               759             759

   Cash and short-term investments             25,391          25,391           111,533         111,533

   Separate account assets                  4,755,131       4,754,781         4,249,345       4,261,843

   LIABILITIES
   Investment contract liabilities          3,855,787       3,731,340         3,701,584       3,663,253
   Separate account annuities               4,707,568       4,677,289         4,237,983       4,219,281



3.  INVESTMENTS

The carrying value and estimated market value of investments in debt securities were as follows:

                                                                   GROSS          GROSS           ESTIMATED
                                                                 UNREALIZED     UNREALIZED          FAIR
                                                CARRYING VALUE     GAINS          LOSSES            VALUE
                                                --------------   ----------     ----------        ---------
   DECEMBER 31, 1996
   Bonds:
     United States Government and agencies        $  122,355        $ 1,170     $    1,086       $  122,439
     State, municipal and other government            25,027            519             36           25,510
     Public utilities                                229,732          2,086          2,977          228,841
     Industrial and miscellaneous                  2,031,086         33,621         14,895        2,049,812
     Mortgage-backed securities                    1,087,467         22,579          6,398        1,103,648
                                                   ---------         ------     ----------       ----------

                                                   3,495,667         59,975         25,392        3,530,250
   Preferred stocks                                      125              5             10              120
                                                   ---------         ------     ----------       ----------
                                                  $3,495,792        $59,980     $   25,402       $3,530,370
                                                  ==========        =======     ==========       ==========

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3.  INVESTMENTS (CONTINUED)

                                                                   GROSS          GROSS        ESTIMATED
                                                                 UNREALIZED     UNREALIZED        FAIR
                                                CARRYING VALUE     GAINS          LOSSES         VALUE
                                                --------------   ----------     ----------     ---------
   DECEMBER 31, 1995
   Bonds:
     United States Government and agencies       $   101,736     $    2,141   $       21     $   103,856

     State, municipal and other government            29,522          1,337           16          30,843
     Public utilities                                203,495          4,863          499         207,859
     Industrial and miscellaneous                  1,859,496         71,268        8,672       1,922,092
     Mortgage-backed securities                    1,004,528         47,612        2,775       1,049,365
                                                 -----------     ----------   ----------     -----------

                                                   3,198,777        127,221       11,983       3,314,015
   Preferred stocks                                      426              -           60             366
                                                 -----------     ----------   ----------     -----------

                                                  $3,199,203       $127,221      $12,043      $3,314,381
                                                  ==========       ========      =======      ==========



The carrying value and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               ESTIMATED FAIR
                                            CARRYING VALUE        VALUE
                                            --------------     --------------

Due in one year or less                       $  136,961        $  137,460
Due after one year through five years          1,188,865         1,198,864
Due after five years through ten years           892,453           902,918
Due after ten years                              189,921           187,360
                                              ----------        ----------

                                               2,408,200         2,426,602
Mortgage-backed securities                     1,087,467         1,103,648
                                              ----------        ----------
                                              $3,495,667        $3,530,250
                                              ==========        ==========

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3.  INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                  DECEMBER 31
                                       1996           1995           1994
                                  -------------------------------------------
Interest on bonds and notes         $ 251,923      $ 231,206      $ 184,048
Mortgage loans                         83,511         98,653        117,859
Real estate                             7,225          2,400            322
Dividends on equity investments            25            137             70
Interest on policy loans                   34             40             35
Other investment loss                  (5,511)        (3,926)        (2,449)
                                  -----------------------------------------
Gross investment income               337,207        328,510        299,885

Investment expenses                    13,379         10,506          7,878
                                  -----------------------------------------
Net investment income               $ 323,828      $ 318,004      $ 292,007
                                  =========================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  DECEMBER 31
                                       1996          1995           1994
                                    ---------------------------------------
Proceeds                            $ 703,936      $ 529,363      $ 525,148
                                    =======================================

Gross realized gains                $   9,527      $   8,541      $   8,693
Gross realized losses                 (11,595)       (15,255)       (15,984)
                                    ---------------------------------------
Net realized losses                 $  (2,068)     $  (6,714)     $  (7,291)
                                    =======================================

At December 31, 1996, investments with an aggregate carrying value of $2,329 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3.  INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           REALIZED
                                             -----------------------------------
                                                     YEAR ENDED DECEMBER 31
                                                1996         1995          1994
                                             -----------------------------------
Debt securities                              $ (2,068)     $ (6,714)     $(7,291)
Common stock                                      244          --           --
Preferred stock                                   (44)         --           --
Short-term investments                           (115)          (24)         (93)
Mortgage loans on real estate                 (12,415)       (3,650)       1,067
Real estate                                      --            (628)        --
Other invested assets                           6,872        11,109        5,412
                                             -----------------------------------
                                               (7,526)           93         (905)

Tax effect                                        (87)          247          414
Transfer to interest maintenance reserve       (4,484)       (3,804)        (466)
                                             -----------------------------------
Total realized losses                        $(12,097)     $ (3,464)     $  (957)
                                             ===================================

                                               CHANGE IN UNREALIZED
                                      ------------------------------------
                                              YEAR ENDED DECEMBER 31
                                          1996          1995          1994
                                      ------------------------------------
Debt securities                       $(80,600)     $265,890     $(166,278)
Equity securities                         (190)           74           (47)
                                      ------------------------------------
Change in unrealized appreciation     $(80,790)     $265,964     $(166,325)
                                      ====================================

Gross unrealized gains and gross unrealized losses on equity securities at December 31, 1996, 1995 and 1994 were as follows:

                           YEAR ENDED DECEMBER 31
                         1996       1995       1994
                        ----------------------------
Unrealized gains         $ 16      $ 206      $ 133
Unrealized losses         (11)       (11)       (12)
                        ----------------------------
Net unrealized gains     $  5      $ 195      $ 121
                        ============================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




3.  INVESTMENTS (CONTINUED)

During 1996, the Company issued mortgage loans with interest rates ranging from 7.46% to 8.75%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 86%. No mortgage loans were non-income producing for the previous twelve months and, accordingly, no accrued interest related to these mortgage loans was excluded from investment income. During 1996, the Company refinanced the mortgage loans of three properties with an aggregate carrying value of $98,543 to reduce the interest rates, as a result of the current interest rate environment. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

During 1996, 1995 and 1994, there were $28,929, $14,264 and $10,587, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 1996 and 1995, the Company held a mortgage loan loss reserve in the asset valuation reserve of $8,368 and $9,921, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                GEOGRAPHIC DISTRIBUTION                                  Property Type Distribution
---------------------------------------------------------    -------------------------------------------------
                                       DECEMBER 31                                             DECEMBER 31
                                    1996         1995                                       1996        1995
                                   --------------------                                  ---------------------
South Atlantic                       37%          31%               Retail                   30%          37%
E. North Central                     21           21                Office                   42           33
Mountain                             15           16                Apartment                10           17
New England                          10           11                Other                    17           10
W. North Central                      5           10                Industrial                1            3
W. South Central                      5            8
Mid-Atlantic                          5            -
Pacific                               2            3


At December 31, 1996, the Company had the following investments, excluding U. S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

                                                         Carrying
               DESCRIPTION OF SECURITY                    Value
--------------------------------------------------    --------------
Bonds:
Chase Manhattan Corp.                                   $42,469
Citibank                                                 42,197
Connecticut National Bank                                32,463
PSEG Capital                                             28,157

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




4.  REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                            1996              1995           1994
                        -------------------------------------------
Direct premiums         $ 1,135,315      $ 1,207,720      $ 685,212
Reinsurance assumed           9,962           37,423        132,314
Reinsurance ceded           (27,583)         (38,308)      (106,261)
                        -------------------------------------------
Net premiums earned     $ 1,117,694      $ 1,206,835      $ 711,265
                        ===========================================

The Company received reinsurance recoveries in the amounts of $953, $533 and $149 during 1996, 1995 and 1994, respectively.

The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $157,396 and $136,439, respectively.

At December 31, 1995, reserve credits for reinsurance ceded to unauthorized reinsurers of $103,182 were associated with a single reinsurer. No significant reinsurance credits were ceded to unauthorized reinsurers at December 31, 1996. The Company holds collateral under these reinsurance agreements in the form of trust agreements and letters of credit totaling $111,891 at December 31, 1995 that can be drawn on for unpaid balances. In addition, the reinsurer has an investment management agreement, with an affiliate, to manage the investments held in the trust account.

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received.

In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that exist at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




4.  REINSURANCE (CONTINUED)

December 31, 1993, and on all new business written after that date. At the end of nine years, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 1996 and 1995, the Company owed MONY $67,217 and $73,546, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years.

In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new pension business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

On October 1, 1995, the Company entered into a reinsurance agreement with a non-affiliate. As a result, the Company received $4,242 of assets, including $38 of cash, and $4,312 of liabilities. The difference between the assets and the liabilities of $70 was charged directly to unassigned surplus.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


5.  INCOME TAXES

The Company files a separate federal income tax return.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to loss from operations before taxes and realized capital losses for the following reasons:

                                                              YEAR ENDED DECEMBER 31
                                                          1996         1995         1994
                                                        ---------------------------------
Computed tax expense (benefit) at federal statutory
rate (35%)                                              $  (109)     $ 1,402      $(3,301)
Tax reserve adjustment                                     (211)         755          189
Deferred acquisition cost - tax basis                       465          636          992
Carryforward of current year operating loss               2,611        3,351        3,460
Excess tax depreciation                                     (13)        --           --
Dividend received deduction                                  (4)        --           --
Prior year (over)/under accrual                             114          (67)         (85)
IMR amortization                                           (666)        (676)         (73)
Other items - net                                          (882)         187          111
                                                        ---------------------------------
Federal income tax expense                              $ 1,305      $ 5,588      $ 1,293
                                                        =================================

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the agreement between MONY and the Company, as discussed in Note 4 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided for on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($797 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $279.

At December 31, 1996, the Company had net operating loss carryforwards of approximately $22,400 which expire through 2011.

An examination by the Internal Revenue Service is underway for years 1993 -
1995.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



6.  POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                         DECEMBER 31
                                                                 1996                     1995
                                                  ------------------------------------------------------
                                                                       Percent of                Percent
                                                      AMOUNT             Total       Amount      of Total
                                                  ------------------------------------------------------
Subject to discretionary withdrawal with
     market value adjustment                       $  834,176              10%     $  797,367       10%
Subject to discretionary withdrawal at book
     value less surrender charge                    1,583,989              18       2,173,509       27
Subject to discretionary withdrawal at market
     value                                          2,254,074              26       1,589,721       20
Subject to discretionary withdrawal at book
     value (minimal or no charges or                1,913,542              22       1,213,021       15
     adjustments)
Not subject to discretionary withdrawal
     provision                                      2,136,222              24       2,303,747       28
                                                   ---------------------------------------------------
                                                    8,722,003             100%      8,077,365      100%
                                                                    =========      ==========      ===
Less reinsurance ceded                                157,039                         136,130
                                                   ----------                      ----------
Total policy reserves on annuities and deposit
     fund liabilities                              $8,564,964                      $7,941,235
                                                   ==========                      ==========

Separate and variable account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, are summarized as follows:

                                             GUARANTEED  NON-GUARANTEED
                                              SEPARATE      SEPARATE
                                              ACCOUNT        ACCOUNT         TOTAL
                                            ----------------------------------------
DECEMBER 31, 1996
Subject to discretionary withdrawal
with market value adjustment                $  269,991     $     --       $  269,991
Subject to discretionary withdrawal at
book value less surrender charge               279,399           --          279,399
Subject to discretionary withdrawal at
market value                                   181,158      2,071,160      2,252,318
Not subject to discretionary withdrawal      1,905,860           --        1,905,860
                                            ----------------------------------------
                                            $2,636,408     $2,071,160     $4,707,568
                                            ========================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                           GUARANTEED   NON-GUARANTEED
                                            SEPARATE       SEPARATE
                                            ACCOUNT         ACCOUNT            TOTAL
                                          --------------------------------------------
DECEMBER 31, 1995
Subject to discretionary withdrawal
with market value adjustment              $  290,684       $     --         $  290,684
Subject to discretionary withdrawal
at book value less surrender charge          280,770             --            280,770
Subject to discretionary withdrawal
at market value                               97,049        1,492,670        1,589,719
Not subject to discretionary
withdrawal                                 2,076,810             --          2,076,810
                                          --------------------------------------------
                                          $2,745,313       $1,492,670       $4,237,983
                                          ============================================

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                              1996           1995           1994
                                                            --------------------------------------
Transfers as reported in the summary of operations of
the separate accounts statement:
Transfers to separate accounts                              $716,525       $536,128       $180,789
Transfers from separate accounts                             502,244        404,120        117,442
                                                            --------------------------------------
Net transfers to separate accounts                           214,281        132,008         63,347

Reconciling adjustments - HUB level fees not paid to
AUSA general account                                          13,520          7,904          1,575
                                                            --------------------------------------
Transfers as reported in the summary of operations of
the life, accident and health annual statement              $227,802       $139,912       $ 64,922
                                                            ======================================

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                              GROSS        Loading          Net
                                            -------------------------------------
December 31, 1996
Ordinary direct first year business         $    83        $    (1)       $    84
Ordinary direct renewal business              3,078             25          3,053
Group life direct business                      135             22            113
Credit life                                       5           --                5
Reinsurance ceded                              (163)          --             (163)
                                            -------------------------------------
                                              3,138             46          3,092
Accident and health:
Direct                                          165           --              165
Reinsurance ceded                              --             --             --
                                            -------------------------------------
Total accident and health                       165           --              165
                                            -------------------------------------
                                            $ 3,303        $    46        $ 3,257
                                            =====================================

December 31, 1995
Ordinary direct first year business         $    60        $    42        $    18
Ordinary direct renewal business              3,147             32          3,115
Group life direct business                      109             24             85
Credit life                                    --             --             --
Reinsurance ceded                               (16)          --              (16)
                                            -------------------------------------
                                              3,300             98          3,202
Accident and health:
Direct                                          163           --              163
Reinsurance ceded                              --             --             --
                                            -------------------------------------
Total accident and health                       163           --              163
                                            -------------------------------------
                                            $ 3,463        $    98        $ 3,365
                                            =====================================

At December 31, 1996 and 1995, the Company had insurance in force aggregating $615,025 and $688,470, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $1,520 and $1,272 to cover these deficiencies at December 31, 1996 and 1995, respectively.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)




6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. A direct charge to surplus of $80 was made for the year ended December 31, 1994, related to the change in reserve methodology.


7.  DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities. The Company is not entitled to pay out any dividends in 1997 without prior approval.


8.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company was allocated $13, $14 and $12 of pension expense for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $21, $8 and $6 of expense for the years ended December 31, 1996, 1995 and 1994, respectively.

                        AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



8.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $2 for the years ended December 31, 1996, 1995 and 1994.


9.  RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $3,539, $3,961 and $1,332, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.48% at December 31, 1996. During 1996, 1995 and 1994, the Company paid net interest of $29, $289 and $72, respectively, to affiliates.

                        AUSA Life Insurance Company, Inc.

           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in thousands)




10.  COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus. Assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY. The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association (NOLHGA). The Company has established a reserve of $199 and $432 at December 31, 1995 and 1994, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. No such reserve was established at December 31, 1996. The guaranty fund expense was $167, $(207) and $61 for the years ended December 31, 1996, 1995 and 1994, respectively.

                        AUSA Life Insurance Company, Inc.

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in thousands)

                                December 31, 1996



SCHEDULE I

                                                                           Amount at Which
                                                              Market         Shown in the
     TYPE OF INVESTMENT                     Cost (1)          Value        Balance Sheet (2)
--------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
United States Government and govern-
ment agencies and authorities              $  674,877       $  680,987       $  674,241
States, municipalities and political
subdivisions                                    8,948            9,399            8,933
Foreign governments                            16,283           16,111           16,094
Public utilities                              233,895          228,841          229,732
All other corporate bonds                   2,591,226        2,594,912        2,566,667
Redeemable preferred stock                        125              120              125
                                           --------------------------------------------
Total fixed maturities                      3,525,354        3,530,370        3,495,792

Equity securities
Common stocks - industrial,
miscellaneous and all other                        13               18               18
                                           --------------------------------------------
Total equity securities                            13               18               18


Mortgage loans on real estate                 618,633                           618,633
Real estate                                    58,100                            58,100
Policy loans                                      755                               755
Cash and short-term investments                25,391                            25,391
                                           ----------                        ----------
Total investments                          $4,228,246                        $4,198,689
                                           ==========                        ===========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.

(2) Amounts differ from cost as certain bonds have been adjusted to reflect other than temporary declines in value charged to surplus, as prescribed by the NAIC.

                        AUSA Life Insurance Company, Inc.

                       Supplementary Insurance Information
                             (Dollars in thousands)



SCHEDULE III

                                 FUTURE POLICY               POLICY AND
                                 BENEFITS AND    UNEARNED     CONTRACT
                                   EXPENSES      PREMIUMS    LIABILITIES
                                 ---------------------------------------
YEAR ENDED DECEMBER 31, 1996
Individual life                    $ 19,493       $    --       $ 3,826
Individual health                     7,687         2,493        11,160
Group life and health                   223            --            --
Annuity                             768,212            --            --
                                   ------------------------------------
                                   $795,615       $ 2,493       $14,986
                                   ====================================

YEAR ENDED DECEMBER 31, 1995
Individual life                    $ 17,935       $    --       $ 3,716
Individual health                     8,009         2,842        13,515
Group life and health                   224            --            --
Annuity                             709,122            --            --
                                   ------------------------------------
                                   $735,290       $ 2,842       $17,231
                                   ====================================

YEAR ENDED DECEMBER 31, 1994
Individual life                    $ 16,357       $    --       $ 3,481
Individual health                     3,630         2,267        12,037
Group life and health                   232            --
Annuity                             581,717            --            --
                                   ------------------------------------
                                   $601,936       $ 2,267       $15,518
                                   ====================================

                   NET        BENEFITS, CLAIMS       OTHER
 PREMIUM        INVESTMENT       LOSSES AND         OPERATING      PREMIUMS
 REVENUE          INCOME*    SETTLEMENT EXPENSES    EXPENSES*      WRITTEN
----------------------------------------------------------------------------

$    8,468       $  2,040       $    9,087           $    734            --
    40,479          1,734           25,674             12,534       $40,098
     8,092            372            6,056              3,044        10,683
 1,060,655        319,682        1,016,105            381,783            --
-------------------------------------------------------------
$1,117,694       $323,828       $1,056,922           $398,095
=============================================================


$    8,388       $  1,634       $    8,062           $    770            --
    46,975          1,438           29,657             15,204       $46,558
     7,049            306            5,293                970         6,074
 1,144,423        314,626        1,181,235            290,402
-------------------------------------------------------------
$1,206,835       $318,004       $1,224,247           $307,346
=============================================================


$    8,238       $  1,521       $    8,404           $    952            --
    42,086          1,209           27,665             14,603       $ 4,326
     4,135            261            2,897                854        42,168
   656,806        289,016          740,784            228,713            --
-------------------------------------------------------------
$  711,265       $292,007       $  779,750           $245,122
=============================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                        AUSA Life Insurance Company, Inc.

                                   Reinsurance
                             (Dollars in thousands)



SCHEDULE IV

                                                                ASSUMED                      PERCENTAGE
                                              CEDED TO            FROM                        OF AMOUNT
                                  GROSS        OTHER             OTHER            NET          ASSUMED
                                 AMOUNT       COMPANIES        COMPANIES         AMOUNT         TO NET
                               -------------------------------------------------------------------------
Year ended Decem-
ber 31, 1996
Life insurance in force       $1,238,554       $ 68,804       $  241,117       $1,410,867        17%
                              ==========================================================================

Premiums:
Individual life               $    7,652       $    560       $    1,376       $    8,468        16%
Individual health                 39,593              4              890           40,479         2
Group life and health              8,085             --                7            8,092        --
Annuity                        1,079,985         27,019            7,689        1,060,655         1
                              --------------------------------------------------------------------------
                              $1,135,315       $ 27,583       $    9,962       $1,117,694         1%
                              ==========================================================================

Year ended Decem-
ber 31, 1995
Life insurance in force       $1,497,961       $ 34,206       $  266,127       $1,729,882        15%
                              ==========================================================================

Premiums:
Individual life               $    7,348       $    359       $    1,399       $    8,388        17%
Individual health                 46,609              5              371           46,975         1
Group life and health              7,043             --                6            7,049        --
Annuity                        1,146,720         37,944           35,647        1,144,423         3
                              --------------------------------------------------------------------------
                              $1,207,720       $ 38,308       $   37,423       $1,206,835         3%
                              ==========================================================================

YEAR ENDED DECEM-
BER 31, 1994
Life insurance in force       $1,616,254       $ 40,221       $  296,942       $1,872,975        16%
                              ==========================================================================

Premiums:
Individual life               $    7,143       $    349       $    1,442       $    8,238        18%
Individual health                 41,912              6              180           42,086        --
Group life and health              4,129             --                6            4,135        --
Annuity                          632,026        105,906          130,686          656,806        20
                              --------------------------------------------------------------------------
                              $  685,212       $106,261       $  132,314       $  711,265        19%
                              ==========================================================================

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements



(1) With respect to Diversified Investors Variable Funds ("the Funds").
Report of Independent Accountants....................................................     F-1
Statements of assets and liabilities as of December 31, 1996.........................     F-2
Statements of operations for the year ended December 31, 1996........................     F-4
Statements of changes in net assets for the year ended December 31, 1996.............     F-6
Notes to financial statements........................................................    F-10

(2)(a) With respect to Diversified Investors Portfolios
Economic and Market Review...........................................................    F-14
Report of Independent Accountants....................................................    F-15
Statements of Assets and Liabilities for the year ended December 31, 1996............    F-16
Statement of Operations for the year ended December 31, 1996.........................    F-18
Statements of Changes in Net Assets for the year ended December 31, 1996.............    F-20
Portfolio of Investments for the year ended December, 31, 1996.......................    F-24
Money Market Portfolio...............................................................    F-25
High Quality Bond Portfolio..........................................................    F-26
Intermediate Government Bond Portfolio...............................................    F-30
Government/Corporate Bond Portfolio..................................................    F-34
Balanced Fund Portfolio..............................................................    F-38
Equity Income Portfolio..............................................................    F-42
Equity Value Portfolio...............................................................    F-48
Growth and Income Portfolio..........................................................    F-52
Equity Growth Portfolio..............................................................    F-56
Special Equity Portfolio.............................................................    F-59
Aggressive Equity Portfolio..........................................................    F-69
High Yield Bond Portfolio............................................................    F-71
International Equity Portfolio.......................................................    F-74
Notes to Financial Statements........................................................    F-82

(3) With respect to AUSA Life Insurance Company, Inc. ("AUSA")
Report of Independent Auditors.......................................................    F-93
Balance Sheets -- Statutory Basis at December 31, 1996 and 1995......................    F-95
Statements of Operations -- Statutory Basis for the year ended December 31, 1996,
  1995 and 1994......................................................................    F-97
Statements of Changes in Capital and Surplus -- Statutory Basis for the year ended
  December 31, 1996..................................................................    F-98
Statements of Cash Flows -- Statutory Basis for the year ended December 31, 1996,
  1995 and 1994......................................................................    F-99
Notes to Financial Statements -- Statutory Basis.....................................   F-100
Financial Statement Schedules........................................................   F-121



     (b) Exhibits


        Any form of Form N-4 Exhibits (1) and (3) through (7) and (9) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 7, 1994 to the Registrant's N-4

        Registration Statement -- Registration No. 33-73734 under the Securities Act of 1933 are incorporated herein by reference.

        Exhibits (4), (13) and (14) filed with the Commission as part of Post-Effective Amendment No. 1 dated April 28, 1995 to the Registrant's N-4 Registration Statement -- Registration No. 33-73734 under the Securities Act of 1933 are incorporated herein by reference.

        (2) Not applicable.

        (8) Not applicable.


        (10) Opinions and Consents of Independent Accountants.


        (11) Not applicable.

        (12) Not applicable.


        (15) Powers of Attorney.



ITEM 25.  DIRECTORS AND OFFICERS OF AUSA


     The Directors and officers of AUSA are set forth below.

DIRECTORS
Andrew R. Baer................   KEKST & COMPANY, 437 Madison Ave., New York, New York 10022.
William L. Busler.............   AEGON USA, Inc., 4333 Edgewood Road, N.E., Cedar Rapids,
                                 Iowa 52499.
Jack R. Dykhouse..............   AEGON USA, Inc. 9151 Grapevine Highway, North Richland
                                 Hills, Texas 76180.
Peter P. Post.................   EMMERLING POST, Inc., 135 East 55th Street, New York, New
                                 York 10022.
Cor H. Verhagen...............   AEGON INSURANCE GROUP, 51 JFK Parkway, Short Hills, New
                                 Jersey 07078.
Professor E. Kirby Warren.....   COLUMBIA UNIVERSITY SCHOOL OF BUSINESS, 725 Uris Hall, 116th
                                 Street & Broadway, New York, New York 10027.
Steven E. Frushtick...........   WIENER, FRUSHTICK & STRAUB, 500 Fifth Avenue, New York, New
                                 York 10110.
Vice Admiral Thor Hanson......   National Multiple Sclerosis Society, 900 Birdseye Road, P.O.
                                 Box 112, Orient, New York 11957-0112.
B. Larry Jenkins..............   Monumental Life Insurance Company, 2 East Chase Street,
                                 Baltimore, Maryland 21202.

DIRECTOR-OFFICERS
Larry G. Brown................   Chairman of the Board and Secretary, AEGON USA, Inc., 111
                                 North Charles Street, Baltimore, Maryland 21201.
Vera F. Mihaic................   Vice President, INTERNATIONAL LIFE INVESTORS INSURANCE
                                 Company 666 Fifth Avenue New York, New York 10103-0001.
Tom Schlossberg...............   President, DIVERSIFIED INVESTMENT ADVISORS, Inc., 4
                                 Manhattanville Road, Purchase, New York 10577.
Douglas C. Kolsrud............   Chief Actuary, AEGON USA, Inc., 4333 Edgewood Road, N.E.,
                                 Cedar Rapids, Iowa 52499.

ITEM 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The diagram on the next page shows all corporations directly or indirectly controlled or under common control with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.)


ITEM 27.  AS OF JANUARY 31, 1997 THERE WERE 6,380 CONTRACTHOLDERS.


ITEM 28.  INDEMNIFICATION

     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suite or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of "DISC" are as stated on Forms U-4 of Form BD (File No. 8-45671) as declared effective May 18, 1993, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc. an affiliate of AUSA, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45691) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

                                    [CHART]

FOOTNOTES

 (1) 150,000 shares of Class B Non-Voting Common Stock owned by Ennia Reinsurance Antilles N.V.

 (2) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote.

 (3) Denotes relationships as advisor, administrator, sponsor, underwriter or general partner.

 (4) First AUSA Life Insurance Company owns 12.89%. PFL Life Insurance Company owns 13.11%. Bankers United Life Assurance Company owns 4.86%.

 (5) PFL Life Insurance Company owns 16.73%. Bankers United Life Assurance Company owns 3.77%. Life Investors Insurance Company of America owns 3.38%. AEGON USA Realty Advisors, Inc. owns 1.97%. First AUSA Life Insurance Company owns .18%.

 (6) Class B Common Stock is allocated 75% of total cumulative vote. Class A Common Stock is allocated 25% of total cumulative vote.

 (7) 50% of Idex Management, Inc. is owned by Janus Capital Corporation, a Colorado corporation.

 (8) RCC Group: FGH Realty Credit Corp., FGH USA, Inc., RCC North America, Inc., FGH USA Realty, Inc., FGH Eastern Region, Inc., FGH Appraisal Services, Inc., FGH Western Region, Inc., ALH Properties, Inc., First FGP, Inc., Second FGP, Inc., Third FGP, Inc., Fourth FGP, Inc., Fifth FGP, Inc., Sixth FGP, Inc., Seventh FGP, Inc., FGP Midwood, Inc., FGP Parsippany, Inc., ALH Properties Two, Inc., ALH Properties Three, Inc., ALH Properties Four, Inc., ALH Properties Five, Inc., ALH Properties Six, Inc., ALH Properties Seven, Inc., ALH Properties Eight, Inc., ALH Properties Nine, Inc., ALH Properties Ten, Inc., ALH Properties Eleven, Inc., ALH Properties Twelve, Inc., ALH Properties Thirteen, Inc., ALH Properties Fourteen, Inc., ALH Properties Fifteen, Inc., ALH Properties Sixteen, Inc., ALH Properties Seventeen, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP West Street, Inc., FGP West Street Two, Inc., FGP 90 West Street, Inc., FGP Branford, Inc., FGP Franklin, Inc., FGP Bala, Inc., FGP Twenty-One, Inc., FGP Twenty-Two, Inc., FGP Twenty-Five, Inc., FGP Schenectady, Inc., FGP Country Estates, Inc., FGP Eleventh Street, Inc., FGP 109th Street, Inc., FGP Seventy-Second Street, Inc., FGP Gaithersburg, Inc., FGP West 32nd Street, Inc., FGP Beekman, Inc., Dutch Hotel Management, Inc., FGP Landmark, Inc., FGP Islandia, Inc., FGP Bridgeport, Inc., FGP Varick, Inc., The RCC Group, Inc., FGP Union Gardens, Inc., FGP Burkewood, Inc., FGP Stamford, Inc., FGP Meadow Lane, Inc., FGP Main Street, Inc., FGP Property Services, Inc., FGP Merrick, Inc., FGP West 14th Street, Inc., FGP 106 Fulton, Inc., FGP Bush Terminal, Inc., FGP Northern Boulevard, Inc., FGP Seventh Avenue, Inc., FGP Parsons, Inc., FGP City Hall, Inc., FGP West 88th Street, Inc., FGP Lincoln, Inc., FGP Emerson, Inc., FGP Brooke, Inc., FGP 86th Street, Inc., FGP Edison, Inc., FGP Rider Avenue, Inc., FGP Remsen, Inc., FGP Rockbeach, Inc., FGP Carter Drive, Inc., FGP Centereach, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Herald Center, Inc., Eighty-Six Yorkville, Inc.

 (9) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., and ISI Insurance Agency of Texas, Inc.

(10) Subsidiaries of Associated Mariner Agency, Inc. are Associated Mariner Agency of Hawaii, Inc., Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., Associated Mariner Agency Texas, Inc., and Associated Mariner Agency New Mexico, Inc.

(11) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 2.5% interest in Datalytics, Inc., an Ohio corporation.

(12) Owns 49% of Quantra Consulting, Inc., a Delaware corporation.

  * Includes qualifying shares for Directors.

     (c) Refer to Prospectus pages 8 and 15, "Charges" and Part B, Statement of Additional Information, page 2, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by AUSA Insurance Company, Inc. in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement) has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the County of Westchester and the State of New York, on this 30th day of April, 1997.


                                          DIVERSIFIED INVESTORS VARIABLE FUNDS
                                                      (Registrant)

                                          By:    /s/  TOM A. SCHLOSSBERG
                                            ------------------------------------
                                                     Tom A. Schlossberg

                                            AUSA LIFE INSURANCE COMPANY, INC.
                                                        (Depositor)

                                          By:    /s/  TOM A. SCHLOSSBERG
                                            ------------------------------------
                                                     Tom A. Schlossberg
                                                  (Director and President)


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 8 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



             SIGNATURES                                 TITLE                        DATE
-------------------------------------    -----------------------------------    ---------------

      /s/     TOM A. SCHLOSSBERG         Director and President                  April 30, 1997
-------------------------------------
        (Tom A. Schlossberg)
      */s/       ANDREW R. BAER          Director                                April 30, 1997
-------------------------------------
          (Andrew R. Baer)

      */s/       LARRY G. BROWN          Director                                April 30, 1997
-------------------------------------
          (Larry G. Brown)

     */s/      WILLIAM L. BUSLER         Director                                April 30, 1997
-------------------------------------
         (William L. Busler)

     */s/      JACK R. DYKHOUSE          Director                                April 30, 1997
-------------------------------------
         (Jack R. Dykhouse)

    */s/    STEVEN E. FRUSCHTICK         Director                                April 30, 1997
-------------------------------------
       (Steven E. Fruschtick)

         */s/        CARL T.             Director                                April 30, 1997
               HANSON
-------------------------------------
          (Carl T. Hanson)

   *By: /s/    TOM A. SCHLOSSBERG                                                April 30, 1997
-------------------------------------
         Tom A. Schlossberg
          Attorney-in-Fact

             SIGNATURES                                 TITLE                        DATE
-------------------------------------    -----------------------------------    ---------------


         */s/       B. LARRY             Director                                April 30, 1997
               JENKINS
-------------------------------------
         (B. Larry Jenkins)

     */s/     DOUGLAS C. KOLSRUD         Director                                April 30, 1997
-------------------------------------
        (Douglas C. Kolsrud)

         */s/        VERA F.             Director                                April 30, 1997
               MIHAIC
-------------------------------------
          (Vera F. Mihaic)

        */s/         PETER P.            Director                                April 30, 1997
                POST
-------------------------------------
           (Peter P. Post)

     */s/       COR H. VERHAGEN          Director                                April 30, 1997
-------------------------------------
          (Cor H. Verhagen)

     */s/       E. KIRBY WARREN          Director                                April 30, 1997
-------------------------------------
          (E. Kirby Warren)

   *By: /s/    TOM A. SCHLOSSBERG
-------------------------------------
         Tom A. Schlossberg
          Attorney-in-Fact

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 30th day of April, 1997.



                                          DIVERSIFIED INVESTORS PORTFOLIOS



                                          /s/       TOM A. SCHLOSSBERG


                                          --------------------------------------

                                                    Tom A. Schlossberg


                                           Trustee, President, Chief Executive
                                                         Officer


                                          and Chairman of the Board of Trustees
                                                            of


                                                      the Portfolios



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1997.



             SIGNATURES                                 TITLE                        DATE
-------------------------------------    -----------------------------------    ---------------

       /s/ TOM A. SCHLOSSBERG            Trustee, President, Chief Executive     April 30, 1997
-------------------------------------    Officer and Chairman of the Board
         Tom A. Schlossberg              of Trustees of the Portfolios

        * /s/ NEAL M. JEWELL             Trustee of the Portfolios               April 30, 1997
-------------------------------------
           Neal M. Jewell

      * /s/ EUGENE M. MANNELLA           Trustee of the Portfolios               April 30, 1997
-------------------------------------
         Eugene M. Mannella

      * /s/ PATRICIA L. SAWYER           Trustee of the Portfolios               April 30, 1997
-------------------------------------
         Patricia L. Sawyer

*By /s/ ROBERT F. COLBY                                                          April 30, 1997
     --------------------------------
     Robert F. Colby

                                 EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------     -------------------------------------------------
    10          Opinion and Consents of Independent Accountants.
    15          Powers of Attorney